                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            VOYAGEUR MUTUAL FUNDS III
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                             VOYAGEUR TAX-FREE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

Delaware Investments (sm)
A member of Lincoln Financial Group (R)

                                 PROXY MATERIALS

Delaware Group Adviser Funds                                   Delaware Group State Tax-Free Income Trust
Delaware Group Cash Reserve                                    Delaware Group Tax Fee Fund
Delaware Group Equity Funds I                                  Delaware Group Tax Fee Money Fund
Delaware Group Equity Funds II                                 Delaware Pooled Trust
Delaware Group Equity Funds III                                Voyageur Insured Funds
Delaware Group Equity Funds IV                                 Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds V                                  Voyageur Investment Trust
Delaware Group Foundation Funds                                Voyageur Mutual Funds
Delaware Group Global & International Funds                    Voyageur Mutual Funds II
Delaware Group Government Fund                                 Voyageur Mutual Funds III
Delaware Group Income Funds                                    Voyageur Tax Free Funds
Delaware Group Limited-Term Funds

Dear Shareholder:

I am writing to let you know that a meeting of shareholders of the Delaware Investments mutual funds mentioned above (the "Trusts") will be held on March 15, 2005. The purpose of the meeting is to vote on several important proposals that affect the Trusts and each of their separate series (each, a "Fund" and, collectively, the "Funds") and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Funds. This package contains information about the proposals and the materials to use when voting by mail, telephone or through the Internet.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE YOUR SHARES PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the respective Boards of Trustees. The Trustees, most of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote FOR each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement/Prospectus.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Delaware Investments at 1-800-[______________]. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

_______________________
Jude T. Driscoll
Chairman and Chief Executive Officer

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSALS

Below is a brief overview of the proposals to be voted upon. Your vote is important. Please read the full text of the enclosed Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement/Prospectus, please call Delaware Investments at 1-800-[______________].

We appreciate you placing your trust in Delaware Investments and we look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

You may be asked to vote on the following proposals:

    1.  To Elect a Board of Trustees;

    2.  To Approve the use of a "Manager of Managers" structure; and

    3. To Approve a Plan of Redomestication--applies only to the Delaware Tax-Free Florida Insured Fund, the Delaware Tax-Free Missouri Insured Fund and the Delaware Tax-Free Oregon Insured Fund.


PROPOSAL 1:  TO ELECT A BOARD OF TRUSTEES
----------

WHAT ROLE DOES THE BOARD PLAY?

The Trustees serve as the Funds' shareholders' representatives. Members of the Boards of Trustees (the "Board" or the "Boards") are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review each Fund's performance, oversee Fund activities and review contractual arrangements with companies that provide services to the Fund.

WHAT IS THE SIZE OF EACH BOARD AND WHAT DOES IT DO?

Except for Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, and Voyageur Tax-Free Funds (collectively, the "Voyageur Funds"), the Board of each Trust consists of eight individuals. The Board for each of the Voyageur Funds currently consists of six individuals. Each Board's purpose is to ensure that the shareholders' best interests are protected in the operation of each Fund.

WHAT IS THE AFFILIATION OF THE BOARD AND DELAWARE INVESTMENTS?

Except for the Voyageur Funds, each Board has seven "non-interested" Trustees and one "interested" Trustee. Each Board for the Voyageur Funds has six "non-interested" Trustees and no "interested" Trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with various entities under common control with Delaware Investments. For all of the Trusts, there are nine nominees, including one nominee who would be deemed to be an "interested" Trustee. Of the remaining eight nominees, four of those persons current serve as "non-interested" Trustees on the Boards of the Voyageur Funds and five of those persons currently serve as "non-interested" Trustees on the Boards of the remaining Trusts.

ARE BOARD MEMBERS PAID?

"Interested" Trustees are compensated by Delaware Investments and do not receive any compensation from the Funds. Non-interested Trustees have no affiliation with Delaware Investments and are compensated by each individual Fund. Each non-interested Trustee receives a fee for his or her service on the Board and, if applicable, for his or her service on a committee of the Board. You can find the compensation table, which details these fees, in the Proxy Statement.

PROPOSAL 2:  TO APPROVE THE USE OF THE "MANAGER OF MANAGERS" STRUCTURE
----------

WHAT IS THE "MANAGER OF MANAGERS" STRUCTURE?

The proposed "Manager of Managers" structure would permit Delaware Management Company ("DMC"), as the Funds' investment manager, to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (as is currently required).

WHY AM I BEING ASKED TO VOTE ON THE "MANAGER OF MANAGERS" STRUCTURE AT THIS
TIME?

The employment of the "Manager of Managers" Structure is contingent upon either
(i) exemptive relief from the U.S. Securities and Exchange Commission (the "SEC"), or (ii) the adoption of a rule by the SEC authorizing the employment of a "Manager of Managers" Structure. In either case, a Fund must obtain shareholder approval before it may implement the Manager of Managers Structure. Because a meeting of shareholders is needed to elect Trustees and to vote on other matters, the Boards determined to seek shareholder approval of the "Manager of Managers" structure at the shareholders' meeting to avoid additional meeting and proxy solicitation costs in the future.

IF IT IS IMPLEMENTED, HOW WILL SHAREHOLDERS BENEFIT FROM THE "MANAGER OF MANAGERS" STRUCTURE?

The "Manager of Managers" structure is intended to enable the Funds to operate with greater efficiency by allowing DMC to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. In particular, the Boards believe that the employment of the "Manager of Managers" structure will: (1) enable the Boards to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when DMC and the Board believe that such appointment would be in the best interests of that Fund's shareholders; and (2) help the Funds to enhance performance by permitting DMC to allocate and reallocate a Fund's assets among itself and one or more subadvisers when DMC and the Board believe that it would be in the best interests of that Fund's shareholders.

PROPOSAL 3: TO APPROVE A PLAN OF REDOMESTICATION (APPLIES ONLY TO THE DELAWARE TAX-FREE CALIFORNIA INSURED FUND AND THE DELAWARE TAX-FREE FLORIDA FUND)

WHAT REDOMESTICATION IS THE BOARD PROPOSING?

This proposed change calls for the reorganization of Voyageur Investment Trust from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization is referred to as the "Redomestication," and more information can be found in the Proxy Statement/Prospectus.

WHY IS THE BOARD OF VOYAGEUR INVESTMENT TRUST RECOMMENDING APPROVAL OF THE REDOMESTICATION?

With the exception of Voyageur Investment Trust, all of the registered, open-end management investment companies within the Delaware Investments Family of Funds are Delaware statutory trusts. The lack of uniformity among the laws applicable to the mutual funds within the Delaware Investments Family of Funds poses administrative complications and costs that can be eliminated through the Redomestication.

In addition, Delaware statutory trusts provide somewhat greater flexibility to respond quickly to changes in market or regulatory conditions. This enhanced flexibility had caused a number of major fund complexes, including the Delaware Investments Family of Funds, to adopt this form of organization in recent years. Accordingly, the Board of Voyageur Investment Trust believes that it is in the best interests of the shareholders to approve the Redomestication.

HOW WILL THE REDOMESTICATION CHANGE A SHAREHOLDER'S INVESTMENT IN A SERIES OF VOYAGEUR INVESTMENT TRUST?

The series of Voyageur Investment Trust and the corresponding series of the newly formed Delaware statutory trust have the same investment goals, policies and restrictions. For all practical purposes, a shareholder's investment in Voyageur Investment Trust would not change as a result of the Redomestication.

                    COMMON QUESTIONS AND GENERAL INFORMATION

HAVE THE BOARDS OF TRUSTEES APPROVED EACH PROPOSAL?

Yes. The Boards of Trustees have unanimously approved all of the proposals and recommend that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled be entitled to one vote for each full share and a fractional vote for each fractional share of each Fund that you own on the record date. The record date is December 10, 2004.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the Internet by visiting www.delawareinvestments.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Delaware at 1-800-[______________].

HOW DO I SIGN THE PROXY CARD?

Individual                   Accounts: Shareholders should sign exactly as their
                             names appear on the account registration shown on the card.

Joint Accounts:              Either owner may sign, but the name of the person
                             signing should conform exactly to a name shown in the registration.

All Other Accounts:          The person signing must indicate his or her
                             capacity. For example, if Ms. Ann B. Collins serves as a trustee for a trust account or other type of entity, she should sign, "Ann B. Collins, Trustee."

HOW CAN I FIND MORE INFORMATION ON THE PROPOSALS?

You should read the Proxy Statement/Prospectus that provides details regarding the Proposals. If you have any questions, please call 1-800-[______________].

                     NOTICE OF JOINT MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 15, 2005

To the Shareholders of:

Delaware Group Adviser Funds                                   Delaware Group State Tax-Free Income Trust
Delaware Group Cash Reserve                                    Delaware Group Tax Fee Fund
Delaware Group Equity Funds I                                  Delaware Group Tax Fee Money Fund
Delaware Group Equity Funds II                                 Delaware Pooled Trust
Delaware Group Equity Funds III                                Voyageur Insured Funds
Delaware Group Equity Funds IV                                 Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds V                                  Voyageur Investment Trust
Delaware Group Foundation Funds                                Voyageur Mutual Funds
Delaware Group Global & International Funds                    Voyageur Mutual Funds II
Delaware Group Government Fund                                 Voyageur Mutual Funds III
Delaware Group Income Funds                                    Voyageur Tax Free Funds
Delaware Group Limited-Term Funds

         NOTICE IS HEREBY GIVEN that a Joint Meeting (the "Meeting") of Shareholders of certain open-end registered investment companies within the Delaware Investments Family of Funds listed above (each, a "Trust") will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on March 15, 2005 at 4:00 p.m., Eastern time. The Meeting is being called for the following reasons:

         1. To elect a Board of Trustees for each of the Trusts. The nominees for election to the Boards of Trustees are:

                  Thomas L. Bennett         Ann R. Leven
                  Jude T. Driscoll          Thomas F. Madison
                  John A. Fry               Janet L. Yeomans
                  Anthony D. Knerr          J. Richard Zecher
                  Lucinda S. Landreth

         2. To approve the use of a "manager of managers" structure whereby the investment manager will be able to hire and replace subadvisers without shareholder approval.

         3. For shareholders of the Delaware Tax-Free Florida Insured Fund, the Delaware Tax-Free Missouri Insured Fund and the Delaware Tax-Free Oregon Insured Fund, to approve the redomestication of Voyageur Investment Trust from a Massachusetts business trust to a Delaware statutory trust.

         4. To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

         Shareholders of record of the Trusts as of the close of business on December 10, 2004 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY RETURNING THE PROXY CARD BY MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROVIDED, OR BY VOTING BY TELEPHONE OR OVER THE INTERNET. YOUR VOTE IS IMPORTANT.

                                            By Order of the Boards of Trustees,



                                            Richelle S. Maestro
                                            Secretary

December [27], 2004

         TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU PREFER, YOU MAY INSTEAD VOTE BY TELEPHONE OR THE INTERNET. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING, AS PROVIDED IN THE ATTACHED PROXY STATEMENT.

         MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TRUST AND WILL RECEIVE PROXY CARDS AND/OR PROXY MATERIAL FOR EACH TRUST OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                                                              PAGE
WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON?......................................................................

         PROPOSAL ONE:  TO ELECT A BOARD OF TRUSTEES...............................................................
                  Who are the Nominees for Trustee?................................................................
                  Board, Shareholder and Committee Meetings........................................................
                  Board Compensation...............................................................................
                  Officers.........................................................................................
                  Required Vote....................................................................................

         PROPOSAL 2:  TO APPROVE A MANAGER OF MANAGERS STRUCTURE...................................................
                  Why Am I Being Asked To Vote On this Proposal?...................................................
                  How does This Proposal Affect My Right To Vote on
                  Subadvisory Agreements?..........................................................................
                  What Are the Conditions of the Order and the Rule?...............................................
                  What Are The Benefits To The Funds?..............................................................
                  What Did the Boards Consider in Reviewing This Proposal?.........................................
                  What vote is required to approve Proposal 2? ....................................................

         PROPOSAL 3 - APPROVAL OF AN AGREEMENT AND PLAN OF REDOMESTICATION
                  THAT PROVIDES FOR THE REORGANIZATION OF VOYAGEUR INVESTMENT
                  TRUST FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE
                  STATUTORY TRUST .................................................................................
                  Why am I being asked vote on the Redomestication?................................................
                  What will the Redomestication mean for the series of the Voyageur Investment
                       Trust and for you?..........................................................................
                  Why are the Trustees recommending approval of the Agreement and the Redomestication?....................................................................
                  What are the advantages of a Delaware statutory trust?...........................................
                  How do the Massachusetts business trust law and Voyageur Investment
                       Trust's governing documents compare to the Delaware statutory trust
                       Law and the DE Trust's governing documents?.................................................
                  What are the procedures and consequences of the Redomestication?.................................
                  What effect will the Redomestication have on the current Investment
                       Advisory Agreement?.........................................................................
                  What effect will the Redomestication have on the shareholder servicing agreements and distribution plans?..........................................................
                  What is the effect of shareholder approval of the Agreement?.....................................
                  What is the capitalization and structure of the DE Trust?........................................
                  Are there any tax consequences for shareholders?.................................................
                  What if I choose to sell my shares at any time?..................................................
                  What is the effect of my voting "For" the Agreement?.............................................
                  What is necessary to approve the Agreement?......................................................

INDEPENDENT AUDITORS............................................................

VOTING INFORMATION..............................................................

PRINCIPAL HOLDERS OF SHARES.....................................................

MORE INFORMATION ABOUT THE TRUSTS...............................................

COMMUNICATIONS TO THE BOARD OF TRUSTEES.........................................


EXHIBITS:
EXHIBIT A -         AGGREGATE TRUSTEE COMPENSATION FROM EACH TRUST
EXHIBIT B -         EXECUTIVE OFFICERS OF THE TRUSTS
EXHIBIT C -         FORM OF AGREEMENT AND PLAN OF REDOMESTICATION BETWEEN
                    VOYAGEUR INVESTMENT TRUST AND DELAWARE INVESTMENTS
                    MUNICIPAL TRUST
EXHIBIT D -         A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW
EXHIBIT E -         AUDIT FEE INFORMATION
EXHIBIT F -         OUTSTANDING SHARES AS OF DECEMBER 10, 2004
EXHIBIT G -         PRINCIPAL HOLDERS OF SHARES AS OF DECEMBER 10, 2004

                                 PROXY STATEMENT

                            DATED DECEMBER [27], 2004

Delaware Group Adviser Funds                                   Delaware Group State Tax-Free Income Trust
Delaware Group Cash Reserve                                    Delaware Group Tax Fee Fund
Delaware Group Equity Funds I                                  Delaware Group Tax Fee Money Fund
Delaware Group Equity Funds II                                 Delaware Pooled Trust
Delaware Group Equity Funds III                                Voyageur Insured Funds
Delaware Group Equity Funds IV                                 Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds V                                  Voyageur Investment Trust
Delaware Group Foundation Funds                                Voyageur Mutual Funds
Delaware Group Global & International Funds                    Voyageur Mutual Funds II
Delaware Group Government Fund                                 Voyageur Mutual Funds III
Delaware Group Income Funds                                    Voyageur Tax Free Funds
Delaware Group Limited-Term Funds

         This Proxy Statement solicits proxies to be voted at a Joint Meeting of Shareholders (the "Meeting") of certain registered open-end management investment companies within the Delaware Investments Family of Funds listed above (each, a "Trust" and collectively, the "Trusts"). Each of the separate funds within a Trust is referred to as a "Fund" and all of the funds are collectively referred to as the "Funds." The Meeting has been called by the Board of Trustees (each, a "Board and collectively, the "Boards") of the Trusts to vote on the following proposals (each of which is described more fully below):

         (1)      To elect a Board of Trustees;

         (2)      To approve the use of a "manager of managers" structure; and

         (3) For Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund only, to approve an Agreement and Plan of Redomestication.

         The principal offices of the Trusts are located at 2005 Market Street, Philadelphia, PA 19103. You can reach the offices of the Trusts by telephone by calling 1-800-523-1918.

         The Meeting will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on March 15, 2005 at 4:00 p.m., Eastern time. The Boards of the Trusts are soliciting these proxies. This Proxy Statement will first be sent to shareholders on or about January[7], 2005.

                  WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON?

         Not all of the three proposals described in this Proxy Statement affect all Funds. Specifically, not all shareholders will be voting on Proposal 3. The table below indicates which Fund's shareholders will be voting on the proposals described in this Proxy Statement.

                   PROPOSAL SUMMARY                            FUND WHOSE SHAREHOLDERS ARE ENTITLED TO VOTE
-------------------------------------------------------- ----------------------------------------------------------
1. To Elect Trustees                                     Each Trust (voting separately by Trust)

2. To approve the use of a manager of managers           Each Fund (voting separately by Fund)
structure whereby Delaware Management Company, as the
investment manager, will be able to hire and replace
subadvisers without shareholder approval.

3. To approve the redomestication of Voyageur            Delaware Tax-Free Florida Insured Fund, Delaware
Investment Trust from a Massachusetts business trust     Tax-Free Missouri Insured Fund and Delaware Tax-Free
to a newly formed Delaware statutory trust.              Oregon Insured Fund (voting together with all of the
                                                         other series of Voyageur Investment Trust)

                    PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

         You are being asked to elect a Board of Trustees.

         WHO ARE THE NOMINEES FOR TRUSTEE? The nominees for Trustee are: Thomas
L. Bennett, Jude T. Driscoll, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher. Each of the nominees (except for Messrs. Bennett, Driscoll, Fry and Zecher and Ms. Landreth) presently is a Trustee of each Trust. Messrs. Driscoll and Fry each presently serve as a Trustee for each Trust except for Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, and Voyageur Tax-Free Funds (collectively, the "Voyageur Funds").

         Mr. Fry, who is standing for election by shareholders for the first time, Messrs. Bennett and Zecher, and Ms. Landreth were identified by independent executive search firms retained by the Trust's Nominating and Corporate Governance Committee (the "Nominating Committee"). The executive search firms identified individuals for consideration by the Nominating Committee based on the criteria described below. At the direction of the Nominating Committee, the executive search firm further evaluated and developed detailed background information for the individuals that the Nominating Committee identified as potential candidates for nominees. After reviewing this information, the Nominating Committee selected the nominees for recommendation to the Board. The Nominating Committee's process for evaluating nominees is described under "Board, Shareholder and Committee Meetings" below. Among the nominees standing for election, only Mr. Driscoll would be deemed to be an "Interested Trustee." The remaining nominees would be deemed to be "Independent Trustees;" i.e., Trustees who are not "interested persons" of the Trust, as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act").

         If elected, these persons will serve as Trustees until their successors are duly elected and qualified or until their earlier resignation, death or retirement. Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the current Board. The following table provides certain background information for each nominee, including the number of Funds and of all other registered investment companies in the Delaware Investments Family of Funds (the "Fund Complex") that the nominee oversees or will oversee.

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                                                                      IN
                                           LENGTH OF                                 FUND
                          POSITION(S)     TIME SERVED          PRINCIPAL            COMPLEX
                           HELD WITH     AS A TRUSTEE    OCCUPATION(S) DURING     OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE     THE TRUSTS     OF THE TRUSTS       PAST 5 YEARS           TRUSTEE       HELD BY NOMINEE
----------------------- ---------------- -------------- ------------------------ -------------- ---------------------
NOMINEE FOR INTERESTED TRUSTEE

Jude T. Driscoll(1)        Chairman,       4 years -         CEO, Delaware            92                None
2005 Market Street       President and     Executive      Investments (since
Philadelphia, PA 19103       Chief          Officer       2003). Since August
41                         Executive                    2000, Mr. Driscoll has
                          Officer and      1 year -        served in various
                            Trustee         Trustee      executive capacities
                                                         at different times at
                                                         Delaware Investments(2)

                                                        Senior Vice President,
                                                        Research and Trading -
                                                            Conseco Capital
                                                        Management, Inc. (June
                                                           1998 - July 2000)


NOMINEES FOR INDEPENDENT TRUSTEE

Thomas L. Bennett           Nominee           Not         Manager - Tower One         84                None
2005 Market Street                        Applicable       LLC (June 1999 -
Philadelphia, Pa 19103                                         Present)
57                                                             (Wireless
                                                            Communications)

                                                        Manager - Tower Bridge
                                                        Telecom LLC (June 2001
                                                              - Present)
                                                               (Wireless
                                                            Communications)

                                                          Managing Director -
                                                         Morgan Stanley & Co.
                                                         Incorporated (1996 -
                                                          March 2004). Since
                                                           January 1984, Mr.
                                                         Bennett has served in
                                                        various management and
                                                         executive capacities
                                                         at different times at
                                                          Miller, Anderson &
                                                         Sherred, LLP and its
                                                           successor, Morgan
                                                             Stanley & Co.
                                                             Incorporated

John A. Fry                 Trustee         3 years     President - Franklin &        92             Director -
2005 Market Street                                      Marshall College (June                    Community Health
Philadelphia, PA 19103                                      2002 - Present)                           Systems
44
                                                            Executive Vice
                                                        President - University
                                                        of Pennsylvania (April
                                                           1995 - June 2002)

Anthony D. Knerr            Trustee        11 years        Founder/Managing           92                None
2005 Market Street                                        Director - Anthony
Philadelphia, PA 19103                                    Knerr & Associates
65                                                         (1990 - Present)
                                                        (Strategic Counseling)

Lucinda S. Landreth         Nominee           Not          Chief Investment           84                None
2005 Market Street                        Applicable      Officer - Assurant,
Philadelphia, PA                                          Inc. (June 2002 to
19103                                                       December 2004)
52                                                        (Insurance Company)

                                                           Chief Investment
                                                        Officer - Fortis, Inc.
                                                        (September 1997 to May
                                                                 2001)
                                                         (Financial Services)

Ann R. Leven                Trustee        15 years     Treasurer/Chief Fiscal        92        Director - Systemax
2005 Market Street                                        Officer - National                            Inc.
Philadelphia, PA 19103                                      Gallery of Art
63                                                           (1994 - 1999)                       Director and Audit
                                                                                                     Committee
                                                                                                 Chairperson - Andy
                                                                                                 Warhol Foundation

Thomas E. Madison           Trustee        10 years         President/Chief           92         Director - Banner
2005 Market Street                                        Executive Officer -                          Health
Philadelphia, PA 19103                                    MLM Partners, Inc.
68                                                          (January 1993 -                      Director and Audit
                                                            Present) (Small                      Committee Member -
                                                        Business Investing and                   CenterPoint Energy
                                                              Counseling)
                                                                                                 Director and Audit
                                                                                                 Committee Member -
                                                                                                Digitial River Inc.

                                                                                                 Director and Audit
                                                                                                 Committee Member-
                                                                                                 Rimage Corporation

                                                                                                 Director - Valmont
                                                                                                  Industries, Inc.

Janet L. Yeomans            Trustee         5 years     Vice President/Mergers        92                None
2005 Market Street                                        & Acquisitions - 3M
Philadelphia, PA 19103                                   Corporation (January
56                                                          2003 - Present)

                                                         Ms. Yeomans has held
                                                          various management
                                                            positions at 3M
                                                        Corporation since 1983.

J. Richard Zecher,          Nominee           Not           Vice Chairman -           84         Director and Audit
Ph.D.                                     Applicable    Investor Analytics, LLC                  Committee Member -
2005 Market Street                                       (May 1999 to Present)                     OXiGENE, Inc.
Philadelphia, PA
19103                                                     Founder/Principal -
64                                                           Sutton Asset
                                                         Management (September
                                                           1998 to Present)

(1) Mr. Driscoll would be considered to be an "Interested Trustee" because he is an executive officer of the Trusts' investment manager. Mr. Driscoll acquired shares of common stock of Lincoln National Corporation ("LNC"), of which the Trusts' investment manager is a wholly-owned subsidiary, in the ordinary course of business during 2003, but those transactions involved less than 1% of the outstanding shares of common stock of LNC.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust's investment manager, principal underwriter/distributor and administrator.

       The following table shows each nominee's ownership of shares of investment companies within the Fund Complex as of October 31, 2004.

----------------------------------------------------------------------------------------------------------------
                                                                                            AGGREGATE DOLLAR
                                                                                             RANGE OF EQUITY
                                                                      DOLLAR RANGE OF       SECURITIES IN ALL
                                                                   SHARES OF BENEFICIAL        REGISTERED
                                                                      INTEREST OF THE     INVESTMENT COMPANIES
                                                                    FUNDS BENEFICIALLY     OVERSEEN BY TRUSTEE
   NAME OF NOMINEE                      FUND NAME                          OWNED           IN THE FUND COMPLEX
----------------------- ------------------------------------------ ---------------------- ----------------------
  INTERESTED NOMINEE
----------------------- ------------------------------------------ ---------------------- ----------------------
   Jude T. Driscoll     Delaware Trend Fund Class A                   $10,001-$50,000         Over $100,000
----------------------- ------------------------------------------ ----------------------
                        Delaware US Government Fund Class A          $50,001-$100,000
----------------------- ------------------------------------------ ----------------------
                        Delaware Emerging Markets Fund Class A          $1-$10,000
----------------------- ------------------------------------------ ----------------------
                        Delaware Small Cap Value Fund Class A         $10,001-$50,000
----------------------- ------------------------------------------ ----------------------
                        Delaware International Value Equity Fund
                        Class A                                      $50,001-$100,000
----------------------- ------------------------------------------ ----------------------
                        Delaware Trend Fund Institutional Class         $1-$10,000
----------------------- ------------------------------------------ ----------------------
                        Delaware Delchester Fund Institutional
                        Class                                           $1-$10,000
----------------------- ------------------------------------------ ----------------------
                        Delaware Large Cap Value Fund
                        Institutional Class                           $10,001-$50,000
----------------------- ------------------------------------------ ----------------------
                        Delaware REIT Fund Class A                    $10,001-$50,000
----------------------- ------------------------------------------ ----------------------
                        Delaware Value Fund Class A                  $50,001-$100,000
----------------------- ------------------------------------------ ----------------------
                        Delaware Extended Duration Bond Fund
                        Class A                                       $10,001-$50,000
----------------------- ------------------------------------------ ----------------------
                        Delaware TAP Aggressive Class A              $50,001-$100,000
----------------------- ------------------------------------------ ----------------------
                        Delaware TAP Aggressive Class A              $50,001-$100,000
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 INDEPENDENT NOMINEES
----------------------- ------------------------------------------ ----------------------- ---------------------
  Thomas L. Bennett                       None                              None                   None
----------------------- ------------------------------------------ ----------------------- ---------------------
     John A. Fry        Delaware TAP Aggressive-Age, 4-6yrs.          $50,001-$100,000         Over $100,000
                        Class A
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware TAP Aggressive-Age, 7-9yrs.          $50,001-$100,000
                        Class A
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware TAP Aggressive-Age, 13-15yrs.        $50,001-$100,000
                        Class A
----------------------- ------------------------------------------ ----------------------- ---------------------
   Anthony D. Knerr     Delaware Trend Fund Class A                   $10,001-$50,000        $10,001 - $50,000
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware Small Cap Value Fund Class A            $1-$10,000
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware Select Growth Fund Class A           $10,001-$50,000
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Lucinda S. Landreth                      None                              None                   None
----------------------- ------------------------------------------ ----------------------- ---------------------
     Ann R. Leven       Delaware Large Cap Value Fund Class A         $50,001-$100,000         Over $100,000
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware Trend Fund Class A                   $50,001-$100,000
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware Small Cap Value Fund Class A         $50,001-$100,000
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware Dividend Income Fund Class A         $10,001-$50,000
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware Select Growth Fund Class A           $10,001-$50,000
----------------------- ------------------------------------------ ----------------------- ---------------------
  Thomas F. Madison     Delaware Large Cap Value Fund Class A            $1-$10,000          $10,001 - $50,000
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware Balanced Fund Class A                   $1-$10,000
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware International Value Equity Fund
                        Class A                                          $1-$10,000
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware REIT Fund Class A                       $1-$10,000
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware Select Growth Fund Class A              $1-$10,000
----------------------- ------------------------------------------ ----------------------- ---------------------
   Janet A. Yeomans     Delaware Trend Fund Class A                      $1-$10,000          $10,001 - $50,000
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware Emerging Market Fund Class A         $10,001-$50,000
----------------------- ------------------------------------------ ----------------------- ---------------------
                        Delaware International Value Equity Fund
                        Class A                                       $10,001-$50,000
----------------------- ------------------------------------------ ----------------------- ---------------------
  J. Richard Zecher                       None                              None                   None
----------------------------------------------------------------------------------------------------------------

         BOARD, SHAREHOLDER AND COMMITTEE MEETINGS. During its last fiscal year, each Trust held five Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and at least 75% of committee meetings held within the last fiscal year by a committee on which the Trustee serves as a member.

         Each Trust has an Audit Committee for the purpose of meeting, at least annually, with the Trust's officers and independent auditors to oversee the quality of financial reporting and the internal controls of such Trust, and for such other purposes as the Board of the Trust may from time to time direct. The Audit Committee of each Trust consists of the following three Trustees appointed by such Trust's Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Janet
L. Yeomans, each of whom is an "Independent Trustee." Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. During each Trust's last fiscal year, the Audit Committee held five meetings.

         The Nominating Committee is currently comprised of Anthony D. Knerr, Chairperson; John H. Durham (who is retiring and therefore not standing for re-election); and John A. Fry (except for the Voyageur Funds), each of whom is an Independent Trustee. The Nominating Committee recommends nominees for (i) Independent Trustees for consideration by the incumbent Independent Trustees of each Trust, and (ii) Interested Trustees for consideration by the full Board of each Trust. The Nominating Committee for each Trust held seven meetings during such Trust's last fiscal year.

         The Board of Trustees of each Trust has adopted a formal charter for their Nominating Committee setting forth such Committee's responsibilities. A current copy of the Nominating Committee's charter is available on the Trusts' website at www.delawareinvestments.com.

         The Nominating Committee will consider shareholder recommendations for nomination to the Board of a Trust only in the event that there is a vacancy on the Board of Trustees. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to Anthony D. Knerr, Chairman of the Nominating Committee, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

         The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and shareholders. In addition, the Nominating Committee may use a search firm to identify candidates for a Board, if deemed necessary and appropriate to use such a firm. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an Independent Trustee.

         The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Boards. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Trusts' long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Boards.

         BOARD COMPENSATION. Each Independent Trustee receives compensation from each of the Trusts of which he/she is a member of the Board. Interested Trustees are compensated by Delaware Management Company, the Funds' investment manager ("DMC"), and do not receive compensation from the Trusts. Each Independent Trustee currently receives a total annual retainer of $70,000 for serving as a Trustee of all 32 registered investment companies within the Fund Complex, plus a $5,000 per day fee for Board meetings attended (normally four regular meetings, three of which are two-day meetings). The Coordinating Trustee for the Trusts receives an additional annual retainer totaling $25,000. The chairperson of the Audit Committee receives an additional annual retainer of $10,000 and the chairperson of the Nominating Committee receives an annual retainer of $1,500. Each member of the Audit Committee receives an additional fee of $2,500 for each Audit Committee meeting attended, and each member of the Nominating Committee receives an additional fee of $1,700 for each Nominating Committee meeting attended. Prior to August 2004, the Trustees' fees were allocated equally per each of the investment companies in the Fund Complex, and the Trustees' retainers were allocated ratably among the investment companies in the Fund Complex based on net assets. After August 2004, the Trustees' fees and retainers were allocated ratably among the investment companies in the Fund Complex based on relative net assets.

         Under the terms of the Trusts' retirement plan for the Independent Trustees, each Independent Trustee who, at the time of his or her retirement from all Boards of Trustees in the Fund Complex, has attained the age of 70 and has served on the Boards of Trustees for at least five continuous years, is entitled to receive payments from the Fund Complex for a period of time equal to the lesser of the number of years that the person served as a Trustee or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to the Independent Trustees of the Fund Complex at the time of the person's retirement. If an eligible Independent Trustee of a Trust had retired as of October 31, 2004, he or she would have been entitled to annual payments in the amount of $70,000 from the Fund Complex, borne pro rata by the registered investment companies therein based on their relative net assets. The following table identifies the amount each Trustee received from each Trust and from the Fund Complex as a whole during the 12 months ended October 31, 2004, as well as the estimated annual benefits upon retirement.

                                                 Pension or
                                                 Retirement
                              Aggregate       Benefits Accrued      Estimated       Total Compensation From Fund
                          Compensation from   as Part of Trust   Annual Benefits      Complex for the 12 months
Trustee(1)                    each Trust          Expenses       Upon Retirement       ended October 31, 2004
------------------------- ------------------- ------------------ ----------------- -----------------------------
JUDE T. DRISCOLL                 None               None               None                     None

WALTER P. BABICH(2)         See Exhibit A           None             $70,000                 $110,870

JOHN H. DURHAM(2)           See Exhibit A           None             $70,000                 $101,930

JOHN A. FRY(3)              See Exhibit A           None             $70,000                 $ 91,458

ANTHONY D. KNERR            See Exhibit A           None             $70,000                 $109,345

ANN R. LEVEN                See Exhibit A           None             $70,000                 $115,870

THOMAS E. MADISON           See Exhibit A           None             $70,000                 $109,620

JANET L. YEOMANS            See Exhibit A           None             $70,000                 $109,620

(1) Compensation information for Messrs. Bennett and Zecher and Ms. Landreth is not applicable because such nominees were not members of the Boards of the Trusts or any other investment company in the Fund Complex for the 12-month period ended on October 31, 2004.

(2) Messrs. Babich and Durham have announced their intention to retire from the Boards effective as of the date of the Meeting and therefore are not standing for re-election.

(3) Mr. Fry received $8,827 in profession services fees, in addition to his Trustee compensation, for the 12-month period ended on October 31, 2004. Such fees were paid by the Voyageur Funds.

         OFFICERS. The Board of Trustees and the senior management of a Trust appoint officers each year, and from time to time as necessary. The following individuals are executive officers of the Trusts: Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Michael P. Bishof. Exhibit B includes biographical information and the past business experience of such officers, except for Mr. Driscoll, whose information is set forth above along with the other nominees. Exhibit B also identifies which of these executive officers are also officers of DMC. The above officers of the Trusts own shares of common stock and/or options to purchase shares of common stock of LNC, the ultimate parent of DMC. They are considered to be "interested persons" of the Trusts under the 1940 Act.

         REQUIRED VOTE. Provided that "Quorum" requirements (as defined below) have been satisfied, the Trustees for a Trust shall be elected by a plurality of the votes cast by shareholders of all Funds of the Trust voting together. "Quorum" means: (i) for all Trusts other than Voyageur Investment Trust, one-third percent (33 1/3%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting; or (ii) for Voyageur Investment Trust, ten percent (10%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting.

                       THE BOARDS OF TRUSTEES UNANIMOUSLY
                          RECOMMEND THAT YOU VOTE "FOR"
                            ALL NOMINEES FOR TRUSTEE

             PROPOSAL 2: TO APPROVE A MANAGER OF MANAGERS STRUCTURE

WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

         The Manager of Managers Structure (as defined below) is intended to enable the Funds to operate with greater efficiency by allowing DMC to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. Ordinarily, federal law requires shareholders of a mutual fund to approve a new subadvisory agreement among a mutual fund, its investment manager and a subadviser before such subadvisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a subadvisory agreement) provide that it will terminate automatically upon its "assignment," which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the transfer of control of the investment adviser through the transfer of a controlling block of the investment adviser's outstanding voting securities.

         To comply with Section 15 of the 1940 Act, a Fund must obtain shareholder approval of a subadvisory agreement in order to employ one or more subadvisers, replace an existing subadviser, materially change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadviser's subadvisory agreement terminates because of an "assignment."

         Pursuant to the current Investment Management Agreements between the Trusts and DMC (collectively, the "Investment Management Agreement"), DMC, subject to the supervision of the Boards and approval of shareholders, serves as each Fund's investment manager. As such, DMC is responsible for, among other things, managing the assets of each Fund and making decisions with respect to purchases and sales of securities on behalf of the Funds. DMC is permitted under the Investment Management Agreement, at its own expense, to select and contract with one or more subadvisers to perform some or all of the services for a Fund for which DMC is responsible under such Agreement(1). If DMC delegates investment advisory duties to a subadviser, DMC remains responsible for all advisory services furnished by the subadviser. Before DMC may engage a subadviser for a Fund, shareholders of the Fund must approve the agreement with such subadviser.

--------
(1) DMC currently has entered into subadvisory agreements with Delaware International Advisers Ltd. ("DIAL") with respect to the following Funds: The Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International Equity Portfolio, The International Fixed Income Portfolio, and The Labor Select International Equity Portfolio, five separate series of Delaware Pooled Trust, and Delaware Emerging Markets Fund, Delaware International Small Cap Value Fund and Delaware International Value Equity Fund, three separate series of Delaware Group Global & International Funds (collectively, the "DIAL Funds"). Prior to September 2004, DIAL was a part of Delaware Investments. However, in September 2004, DIAL was acquired by a company owned by DIAL's management and others.

         The proposed "manager of managers" structure, however, would permit DMC, as the Funds' investment manager, to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (the "Manager of Managers Structure"). The employment of the Manager of Managers Structure on behalf of a Fund, however, is contingent upon either (i) the Trusts' and DMC's receipt of exemptive relief from the U.S. Securities and Exchange Commission (the "SEC"), or (ii) the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure. In either case, a Fund must obtain shareholder approval before it may implement the Manager of Managers Structure. Because a meeting of shareholders is needed to elect a Board for each Trust and to vote on other matters, the Boards determined to seek shareholder approval of the Manager of Managers Structure at the Meeting to avoid additional meeting and proxy solicitation costs in the future. There can be no assurance that exemptive relief will be granted by the SEC or that a rule authorizing the employment of a Manager of Managers structure will be adopted by the SEC.

         Adoption and use by a Fund of the Manager of Mangers Structure would only enable DMC to hire and replace a subadviser (or materially amend a subadvisory agreement) without shareholder approval. The Manager of Managers Structure would not: (i) permit investment management fees paid by a Fund to be increased without shareholder approval; or (ii) change DMC's responsibilities to a Fund, including DMC's responsibility for all advisory services furnished by a subadviser.

         At their August 18-19, 2004 Boards of Trustees meetings, the Boards of the Trusts, including a majority of the Independent Trustees, generally approved the use of the Manager of Managers Structure, subject to shareholder approval and action by the SEC as described above. As noted above, the Manager of Managers Structure is intended to enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. While DMC and the Boards do not currently expect to use the Manager of Managers Structure after receipt of necessary SEC approval (by order or rule) by hiring one or more subadvisers to manage all or a portion of a Fund's portfolio (or replacing DIAL as a subadviser for one or more of the DIAL Funds), DMC and the Boards do intend to make use of such structure in the future in the event they believe that doing so would likely enhance Fund performance by introducing a different investment style or focus. The Boards determined to seek shareholder approval of the Manager of Managers Structure in connection with the Meeting, which was otherwise required to be held, to avoid additional meeting and proxy solicitation costs in the future.

         DMC and the Boards believe that the employment of the Manager of Managers Structure will: (1) enable the Boards to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when DMC and the Board believe that such appointment would be in the best interests of that Fund's shareholders; and (2) help the Funds to enhance performance by permitting DMC to allocate and reallocate a Fund's assets among itself and one or more subadvisers when DMC and the Board believe that it would be in the best interests of that Fund's shareholders-- for example, to engage a subadviser with a different investment style if deemed appropriate by DMC and the Board.

         Based on the above, the Boards are hereby soliciting shareholder approval of the employment of the Manager of Managers Structure with respect to each Fund.

HOW DOES THIS PROPOSAL AFFECT MY RIGHT TO VOTE ON SUBADVISORY AGREEMENTS?

         If Proposal 2 is approved, DMC in the future would be permitted to appoint and replace subadvisers (including DIAL) for a Fund and to enter into, and approve amendments to subadvisory agreements without first obtaining shareholder approval. The employment of the Manager of Managers Structure is contingent upon the receipt by the Trusts and DMC of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of the Manager of Managers Structure. In all cases, however, (i) the applicable Board, including a majority of the Independent Trustees, must approve new or amended subadvisory agreements; (ii) shareholder approval would not be necessary; (iii) DMC's responsibilities to a Fund would remain unchanged; and (iv) there would be no increase in investment management fees paid by a Fund without further shareholder approval. Until receipt of exemptive relief from the SEC and/or the adoption of an SEC rule authorizing the employment of a Manager of Managers Structure, DMC will only enter into new or amended subadvisory agreements with shareholder approval, to the extent required by law.

         Subadvisory agreements with subadvisers that are affiliated with DMC ("Affiliated Subadvisers"), if any, generally would remain subject to the shareholder approval requirement. The Trusts and DMC may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate, or rely on any further SEC rule or interpretation, which would permit DMC to enter into new or materially modify subadvisory agreements with Affiliated Subadvisers without shareholder approval. Therefore, under Proposal 2, we are seeking shareholder approval to apply the Manager of Managers Structure to Affiliated Subadvisers, subject to necessary regulatory relief.

         If Proposal 2 is not approved by a Fund's shareholders, then DMC would only enter into new or amended subadvisory agreements with shareholder approval, causing delay and expense in making a change deemed beneficial to that Fund and its shareholders by that Fund's Board.

WHAT ARE THE CONDITIONS OF THE ORDER AND THE RULE?

         The Trusts and DMC expect to file an exemptive application with the SEC in the near future requesting an order permitting DMC to employ a Manager of Managers Structure with respect to the mutual funds for which DMC serves as investment manager, including the Funds (the "Order"). On October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act that, if adopted as proposed, would permit the Trusts and DMC to employ a Manager of Managers Structure with respect to the Funds without obtaining the Order (the "Proposed Rule"), provided that shareholders of a Fund approve the Manager of Managers Structure prior to implementation. To date, the Proposed Rule has not been adopted. In connection with seeking shareholder approval of Proposal 1, you are also being asked to approve Proposal 2 and permit the implementation of the Manager of Managers Structure for your Fund contingent upon the receipt by the Trusts and DMC of the Order or the adoption of the Proposed Rule, whichever is earlier. There is no assurance that exemptive relief will be granted or that the Proposed Rule will be adopted.

         The Order would grant a Fund relief from Section 15(a) of the 1940 Act and certain rules under the 1940 Act so that the Trusts and DMC may employ the Manager of Managers Structure with respect to a Fund, subject to certain conditions, including the approval of this Proposal 2 by the Fund's shareholders. Neither a Fund nor DMC would rely on the Order unless all such conditions have been met. Upon finalization of the Proposed Rule, it is expected that the Order will expire and that a Fund using the Manager of Managers Structure will comply with the then final rule's requirements. The ultimate conditions that would be included in the final rule are expected to be similar to those included in the Order, but the conditions could differ to some extent from the conditions imposed under the Rule. The conditions for relief that will be in the application for the Order are expected to be substantially similar to those customarily included in similar applications filed by other investment company complexes and approved by the SEC. Such conditions are as follows:

         (1) DMC will provide, pursuant to the Investment Management Agreement, general management services to a Fund, including overall supervisory responsibility of the general management and investment of the Fund's assets and, subject to review and approval of the appropriate Board, will (i) set the Fund's overall investment strategies, (ii) evaluate, select and recommend subadvisers to manage all or a portion of the Fund's assets, (iii) allocate and, when appropriate, reallocate the Fund's assets among one or more subadvisers,
(iv) monitor and evaluate subadviser performance, and (v) implement procedures reasonably designed to ensure that subadvisers comply with the Fund's investment objective, policies and restrictions;

         (2) Before a Fund may rely on the Order, the operation of the Fund pursuant to a Manager of Managers Structure will be approved by a majority of the Fund's outstanding voting shares as defined in the 1940 Act;

         (3) The prospectus for the Fund will disclose the existence, substance and effect of the Order. In addition, the Fund will hold itself out to the public as employing the Manager of Managers Structure. The prospectus will prominently disclose that DMC has ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement;

         (4) Within 90 days of the hiring of any new subadviser, the Fund will furnish its shareholders with an information statement containing all information about the new subadviser, including, as applicable, aggregate fees paid to DMC and Affiliated Subadvisers and aggregate fees paid to non-affiliated subadvisers. The information statement provided by the Fund will include all information required by Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (except as modified by the Order to permit the aggregate fee disclosure previously described);

         (5) No trustee or officer of the applicable Trust nor director or officer of DMC will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (i) ownership of interests in DMC or any entity that controls, is controlled by, or is under common control, with DMC; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a subadviser or an entity that controls, is controlled by or is under common control with a subadviser;

         (6) At all times, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees;

         (7) Whenever a subadviser change is proposed for the Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which DMC or the Affiliated Subadviser derives an inappropriate advantage;

         (8) As applicable, the Fund will disclose in its registration statement the aggregate fee disclosure referenced in condition four above;

         (9) Independent counsel knowledgeable about the 1940 Act and the duties of Independent Trustees will be engaged to represent the applicable Trust's Independent Trustees. The selection of such counsel will be placed within the discretion of the Independent Trustees;

         (10) DMC will provide the Board, no less frequently than quarterly, with information about DMC's profitability on a per-Fund basis. This information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter;

         (11) Whenever a subadviser is hired or terminated, DMC will provide the Board with information showing the expected impact on DMC's profitability;

         (12) DMC and a Fund will not enter into a subadvisory agreement with any Affiliated Subadviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund;(2) and

         (13) The Order will expire on the effective date of the Proposed Rule, if adopted.

WHAT ARE THE BENEFITS TO THE FUNDS?

         The Board believes that it is in the best interests of each Fund's shareholders to allow DMC the maximum flexibility to appoint, supervise and replace subadvisers (including DIAL) and to amend subadvisory agreements without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a Fund and may cause delays in executing changes that the Board and DMC have determined are necessary or desirable. These costs are often borne entirely by the Fund. If shareholders approve the policy authorizing a Manager of Managers Structure for a Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint a subadviser, when the Board and DMC believe that the appointment would be in the best interests of the Fund and its shareholders.

-----------
(2) As discussed above, however, you are being asked to approve the Manager of Managers Structure with respect to Affiliated Subadvisers as well as subadvisers who are not affiliated with DMC, subject to receipt of further regulatory approval either through an SEC rule or exemptive relief.

         Although shareholder approval of new subadvisory agreements and amendments to existing subadvisory agreements is not required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the subadviser selection process to help ensure that shareholders' interests are protected whenever DMC would seek to select a subadviser or modify a subadvisory agreement. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all subadvisory agreements as well as any modification to an existing subadvisory agreement. In reviewing new subadvisory agreements or modifications to existing subadvisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the nature, quality and scope of services to be provided by the subadviser, the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought, as well as the subadviser's compliance with Federal securities laws and regulations.

WHAT DID THE BOARDS CONSIDER IN REVIEWING THIS PROPOSAL?

         In determining that the Manager of Managers Structure was in the best interests of Fund shareholders, the Boards, including a majority of the Independent Trustees, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Manager of Managers Structure:

         (1) A Manager of Managers Structure will enable DMC to employ subadvisers with varying investment styles or investment focuses to help enhance performance by expanding the securities in which a Fund may invest;

         (2) A Manager of Managers Structure will enable DMC to promptly reallocate Fund assets among itself and one or more subadvisers in response to varying market conditions;

         (3) A Manager of Managers Structure will enable the Board to act more quickly, with less expense to a Fund, in appointing new subadvisers when the Board and DMC believe that such appointment would be in the best interests of Fund shareholders;

         (4) DMC would be directly responsible for (i) establishing procedures to monitor a subadviser's compliance with the Fund's investment objectives and policies, (ii) analyzing the performance of the subadviser and (iii) recommending allocations and reallocations of Fund assets among itself and one or more subadvisers; and

         (5) No subadviser could be appointed, removed or replaced without Board approval and involvement.

         Further, the Independent Trustees were advised by independent legal counsel with respect to these matters.

WHAT VOTE IS NECESSARY TO APPROVE PROPOSAL NO. 2?

         Each Fund will vote separately on Proposal 2. Accordingly, Proposal 2 will be approved with respect to a Fund only if shareholders of that Fund approve Proposal 2. Such approval requires Quorum requirements to be satisfied and the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares present at such meeting of shareholders at which the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting ("Majority Vote").

                       THE BOARDS RECOMMEND THAT YOU VOTE
                                "FOR" PROPOSAL 2

PROPOSAL 3 -- APPROVAL OF AN AGREEMENT AND PLAN OF REDOMESTICATION THAT PROVIDES FOR THE REORGANIZATION OF VOYAGEUR INVESTMENT TRUST FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST (DELAWARE TAX-FREE FLORIDA INSURED FUND, DELAWARE TAX-FREE MISSOURI INSURED FUND AND DELAWARE TAX-FREE OREGON INSURED FUND ONLY)

         The Trustees of Voyageur Investment Trust unanimously recommend that shareholders of the Delaware Tax-Free Florida Insured Fund, the Delaware Tax-Free Missouri Fund and Delaware Tax-Free Oregon Fund approve an Agreement and Plan of Redomestication (the "Agreement"), substantially in the form attached to this Proxy Statement as Exhibit C, which would change the state of organization of Voyageur Investment Trust. This proposed change calls for the reorganization of Voyageur Investment Trust from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization is referred to throughout this Proxy Statement as the "Redomestication." To implement the Redomestication, the Trustees of Voyageur Investment Trust have approved the Agreement, which contemplates the continuation of the current business of Voyageur Investment Trust in the form of a new Delaware statutory trust, named "Delaware Investments Municipal Trust" (the "DE Trust"). As of the effective date of the Redomestication, the DE Trust will have series (each a "DE Fund" and, together, the "DE Funds") that correspond to each of the then current series of Voyageur Investment Trust (each an "MA Fund" and, together, the "MA Funds"). Each DE Fund will have the same name as its corresponding MA Fund.

WHY AM I BEING ASKED TO VOTE ON THE REDOMESTICATION?

         The Board of Trustees of Voyageur Investment Trust (the "VIT Board") is submitting the Redomestication to the vote of shareholders of all the MA Funds in Voyageur Investment Trust.

WHAT WILL THE REDOMESTICATION MEAN FOR THE SERIES OF VOYAGEUR INVESTMENT TRUST AND FOR YOU?

         If the Agreement is approved by shareholders and the Redomestication is implemented, the DE Funds would have the same investment goals, policies, and restrictions as their corresponding MA Funds. The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of Voyageur Investment Trust, and would operate the DE Trust and the DE Funds in the same manner as these persons previously operated Voyageur Investment Trust and the MA Funds except as otherwise described below. Thus, on the effective date of the Redomestication, you would hold an interest in the applicable DE Fund that is equivalent to your then interest in the corresponding MA Fund. For all practical purposes, a shareholder's investment in Voyageur Investment Trust and the MA Funds would not change.

WHY ARE THE TRUSTEES RECOMMENDING APPROVAL OF THE AGREEMENT AND THE REDOMESTICATION?

         Most of the funds within the Delaware Investments Family of Funds are series of Delaware statutory trusts. Voyageur Investment Trust, however, is organized as a Massachusetts business trust. The lack of uniformity among the laws applicable to the various Delaware Investments Funds poses administrative complications and costs that the VIT Board desires to eliminate. Consequently, the VIT Board proposes that Voyageur Investment Trust be redomesticated to Delaware.

         The VIT Board desires to achieve administrative economies, such as eliminating, frequent filings within the Commonwealth of Massachusetts, which are expected to result from the Redomestication. Delaware statutory trusts provide much greater flexibility for a fund to respond quickly to changes in market or regulatory conditions. This enhanced flexibility had caused a number of major fund complexes, including the Delaware Investments Family of Funds, to adopt this form of organization in recent years. The MA Funds are also expected to benefit from the administrative economies that will result from having uniform organizational documents and uniform state reporting and filing obligations. Accordingly, the VIT Board believes that it is in the best interests of the shareholders to approve the Agreement.

WHAT ARE THE ADVANTAGES OF A DELAWARE STATUTORY TRUST?

         Investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law does not require that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the State of Delaware, while Massachusetts law requires that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the Commonwealth of Massachusetts and the clerk of the city in Massachusetts in which the fund has a usual place of business. Voyageur Investment Trust's Declaration of Trust thus requires that any instrument, including VIT Board resolutions, that establishes or designates any series shall be treated as an amendment to the Declaration of Trust, which must therefore be filed in Massachusetts. Such filings are not required by the DE Trust's Declaration of Trust. The simpler Delaware procedures allow the DE Trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In addition, Massachusetts law requires certain types of trusts, such as Voyageur Investment Trust, to file an Annual Report of Voluntary Associations and Trusts, whereas Delaware law does not impose such an annual filing requirement with respect to Delaware statutory trusts. Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of shareholders for obligations of the trust or its trustees and regarding limiting the liability of one series for obligations of other series within the trust.

         Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

HOW DO THE MASSACHUSETTS BUSINESS TRUST LAW AND VOYAGEUR INVESTMENT TRUST'S GOVERNING DOCUMENTS COMPARE TO THE DELAWARE STATUTORY TRUST LAW AND THE DE TRUST'S GOVERNING DOCUMENTS?

         The following summary compares certain rights and characteristics of Voyageur Investment Trust and its shares to the DE Trust and its shares. The summary is qualified in its entirety by the more complete comparisons of Massachusetts business trust law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of Voyageur Investment Trust and the DE Trust, attached as Exhibit D to this Proxy Statement, which is entitled "A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW."

         Reorganizing Voyageur Investment Trust from a Massachusetts business trust to a Delaware statutory trust is expected to provide several benefits to Voyageur Investment Trust and its shareholders. The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The DE Trust's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline some of the provisions in Voyageur Investment Trust's current Declaration of Trust and By-Laws, and, thus, should lead to enhanced flexibility in management and administration as compared to Voyageur Investment Trust's current operation as a Massachusetts business trust. As a Delaware statutory trust, the DE Trust may be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

         Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the "Delaware Act") are granted a significant amount of operational flexibility, resulting in efficiencies of operation that may translate into savings for a fund, such as the DE Trust, and the fund's shareholders. For example, the Delaware Act authorizes trust management to take various actions without requiring shareholder approval if permitted by the governing instrument, such as fund mergers or the sale of all or substantially all of the assets of a trust, or a series thereof (see discussion below). Additionally, unlike Massachusetts business trust law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state or city filing, which can reduce administrative burdens and costs.

         Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

         Shares of the DE Trust and Voyageur Investment Trust each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and Voyageur Investment Trust provide for noncumulative voting in the election of their Trustees. Like Voyageur Investment Trust, the DE Trust is not required by its governing instrument to hold annual shareholder meetings. For both Voyageur Investment Trust and the DE Trust, shareholder meetings may be called at any time by the Board, by the chairperson of the Board or by the president of the Trust or DE Trust for the purpose of taking action upon any matter deemed by the Board to be necessary or desirable. In addition, a meeting of the shareholders of the DE Trust for the purpose of electing one or more trustees may be called, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the DE Trust shareholders. Voyageur Investment Trust and the DE Trust each provide certain rights to its shareholders to inspect a fund's books and records.

         While shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of Voyageur Investment Trust, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote, and to a distribution. Under the DE Trust's Declaration of Trust, all or substantially all of the DE Trust's assets may be sold to another fund or trust without shareholder approval unless required by the 1940 Act. Both the DE Trust and Voyageur Investment Trust and any series thereof may be liquidated or dissolved, in each case by the Trustees without shareholder approval.

         Massachusetts business trust law does not specifically provide that the shareholders of Voyageur Investment Trust are not subject to any personal liability for any claims against, or liabilities of, Voyageur Investment Trust solely by reason of being or having been a shareholder of Voyageur Investment Trust or that the liabilities of one series are not enforceable against another series of that trust. Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. In addition the Delaware Act permits the DE Trust to limit the enforceability of the liabilities of one DE Fund solely to the assets of that DE Fund.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REDOMESTICATION?

         Immediately upon completion of the proposed Redomestication, the DE Trust will continue the business of Voyageur Investment Trust, and each DE Fund:
(i) will have the same investment goals, policies and restrictions as those of its corresponding MA Fund existing on the date of the Redomestication; (ii) will hold the same portfolio of securities previously held by such corresponding MA Fund; and (iii) will be operated under substantially identical overall management, investment management, distribution, and administrative arrangements as those of its corresponding MA Fund. As the successor to Voyageur Investment Trust's operations, the DE Trust will adopt Voyageur Investment Trust's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

         The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, Voyageur Investment Trust. To accomplish the Redomestication, the Agreement provides that Voyageur Investment Trust, on behalf of each MA Fund, will transfer all of its portfolio securities, any other assets and its liabilities to the DE Trust, on behalf of each corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust will issue shares of each DE Fund to Voyageur Investment Trust, which will then distribute those shares pro rata to shareholders of the corresponding MA Fund. Through this procedure, you will receive exactly the same number, class and dollar amount of shares of each DE Fund as you held in the corresponding MA Fund immediately prior to the Redomestication. You will retain the right to any declared, but undistributed, dividends or other distributions payable on the shares of an MA Fund that you may have had as of the effective date of the Redomestication. As soon as practicable after the date of the Redomestication, Voyageur Investment Trust will be dissolved and will cease its existence.

         The Trustees may terminate the Agreement and abandon the Redomestication at any time prior to the effective date of the Redomestication if the Trustees determine that proceeding with the Redomestication is inadvisable. If the Redomestication is not approved by shareholders of Voyageur Investment Trust, or if the Trustees abandon the Redomestication, Voyageur Investment Trust will continue to operate as a Massachusetts business trust. If the Redomestication is approved by shareholders, it is expected to be completed in the first half of 2005.

WHAT EFFECT WILL THE REDOMESTICATION HAVE ON THE CURRENT INVESTMENT ADVISORY AGREEMENT?

         As a result of the Redomestication, the DE Trust will be subject to an investment advisory agreement between the DE Trust and DMC on behalf of each of the DE Funds that will be identical in all material respects to the current investment advisory agreement between DMC and Voyageur Investment Trust on behalf of each of the MA Funds.

WHAT EFFECT WILL THE REDOMESTICATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

         The DE Trust, on behalf of the DE Funds, will enter into agreements with Delaware Service Company, Inc. ("DSC") for fund accounting, transfer agency, dividend disbursing and shareholder services that are substantially identical to the agreements currently in place for Voyageur Investment Trust with DSC. Delaware Distributors, L.P. ("DDLP"), will serve as the distributor for the shares of the DE Funds under a separate underwriting agreement that is substantially identical to the underwriting agreement currently in effect for Voyageur Investment Trust with DDLP.

         As of the effective date of the Redomestication, each DE Fund will have a distribution plan under Rule 12b-1 of the 1940 Act relating to the distribution of that DE Fund's classes of shares, which is identical in all material respects to the distribution plan currently in place for the corresponding classes of shares of the corresponding MA Fund. It is anticipated that there will be no material change to the distribution plan as a result of the Redomestication.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE AGREEMENT?

         Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment advisory agreement(s) for the fund. In addition, if a mutual fund wants to operate under a manager of managers structure (as described more fully above under Proposal 2), shareholders must also approve the use of such structure. Theoretically, if the Agreement is approved by shareholders and Voyageur Investment Trust is reorganized to a Delaware statutory trust, the shareholders would need to vote on these three items for the DE Trust.

         The DE Trust and the DE Funds must obtain shareholder approval of these items in order to comply with the 1940 Act and to operate in the same manner they do currently after the Redomestication. The Trustees, however, have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Redomestication. The Trustees, therefore, have determined that by approving the Agreement you are also approving, for purposes of the 1940 Act:
(1) the election of the Trustees of Voyageur Investment Trust who are in office at the time of the Redomestication (including the Trustees elected under Proposal 1) as trustees of the DE Trust; (2) new investment advisory agreements between the DE Trust and DMC on behalf of each DE Fund, which are identical in all material respects to the investment advisory agreements currently in place for the MA Funds; and (3) the manager of managers structure for a DE Fund, as described in Proposal 2, but only in the event that such Proposal has been approved by shareholders of the corresponding MA Fund.

         Prior to the Redomestication, if the Agreement is approved by shareholders of Voyageur Investment Trust, the officers will cause Voyageur Investment Trust, as the sole shareholder of the DE Trust and each DE Fund, to vote its shares FOR the matters specified above (or, with respect to the use of the manager of managers structure, in the same manner as shareholders of the particular MA Fund have voted on Proposal 2). This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

         The DE Trust was formed as a Delaware statutory trust on September 30, 2004 pursuant to the Delaware Act. As of the effective date of the Redomestication, the DE Trust will have separate series, each of which will correspond to the similarly named series of Voyageur Investment Trust, each with an unlimited number of shares of beneficial interest without par value authorized. The shares of each DE Fund will be allocated into classes to correspond to the current classes of shares of the corresponding MA Fund.

         As of the effective date of the Redomestication, like the existing shares you hold, outstanding shares of the DE Trust will be fully paid, nonassessable (e.g., you will not owe any further money to Voyageur Investment Trust to own your shares), and have no preemptive or subscription rights (e.g., no special rights to purchase shares in advance of other investors). The DE Trust will also have the same fiscal year as Voyageur Investment Trust.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

         The Redomestication is designed to be "tax-free" for federal income tax purposes so that you will not experience a taxable gain or loss when the Redomestication is completed. Generally, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding MA Fund. Consummation of the Redomestication is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and Voyageur Investment Trust, that, under the Internal Revenue Code of 1986, as amended, the Redomestication will not give rise to the recognition of income, gain, or loss for federal income tax purposes to Voyageur Investment Trust, the MA Funds, the DE Trust, or the DE Funds, or to their shareholders.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

         A request to sell MA Fund shares that is received and processed prior to the effective date of the Redomestication will be treated as a redemption of shares of that MA Fund. A request to sell shares that is received and processed after the effective date of the Redomestication will be treated as a request for the redemption of the same number of shares of the corresponding DE Fund.

WHAT IS THE EFFECT OF MY VOTING "FOR" THE AGREEMENT?

         By voting "FOR" the Agreement, and if the Redomestication is approved and completed, you will become a shareholder of a mutual fund organized as a Delaware statutory trust, with trustees, investment advisory agreements, a distribution plan, and other service arrangements that are substantially identical to those currently in place for your corresponding MA Fund or Funds. In addition, if the Redomestication is approved and completed, you will have the same exchange and conversion rights that you have currently, including counting the time you held shares of an MA Fund for purposes of calculating any redemption fee or contingent deferred sales charges on shares you receive of the corresponding DE Fund.

WHAT IS NECESSARY TO APPROVE THE AGREEMENT?

         Assuming a Quorum is present, the approval of the Agreement requires an affirmative Majority Vote of the outstanding shares of the series of the Trust.

                      THE VIT BOARD OF TRUSTEES RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 3.

                              INDEPENDENT AUDITORS

         The firm of Ernst & Young LLP has been selected as the independent auditors for each of the Trusts for their current fiscal year. The Audit Committee must approve all audit and non-audit services provided by Ernst & Young LLP relating to the operations or financial reporting of the Trusts. The Audit Committee reviews any audit or non-audit services to be provided by Ernst & Young LLP to determine whether they are appropriate and permissible under applicable law.

         The Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by Ernst & Young LLP. These policies and procedures require that any non-audit service to be provided by Ernst & Young LLP to a Trust, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations and financial reporting of a Trust are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided.

         Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring Ernst & Young LLP's presence.

         AUDIT FEES. The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Trust's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the last two fiscal years (ended on or before October 31, 2004) for the Trusts are set forth in Exhibit E hereto.

         AUDIT-RELATED FEES. There were no fees billed by Ernst & Young LLP for assurance and other services reasonably related to the performance of the audit of each Trust's financial statements and not reported above under "Audit Fees" for the last two fiscal years (ended on or before October 31, 2004).

         The aggregate fees billed by Ernst & Young LLP for assurance and other services relating to the performance of the audit of the financial statements of DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of a Trust for the twelve month periods ended October 31, 2004 and 2003 are set forth in Exhibit E. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Fund's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Trusts; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 Report"). None of these services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement of Regulation S-X.

         TAX FEES. The aggregate fees billed by Ernst & Young LLP for tax compliance, tax advice and tax planning (together "tax-related services") provided to the Trusts for the last two fiscal years (ended on or before October 31, 2004) are set forth in Exhibit E. None of these services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement of Regulation S-X. These tax-related services were as follows: review of income tax returns and annual excise distribution calculations.

         There were no fees billed by Ernst & Young LLP for tax-related services provided to DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of a Trust for the twelve month periods ended October 31, 2004 and 2003.

         ALL OTHER FEES. There were no fees billed by Ernst & Young LLP for products and services other than those set forth above for the Trusts' last two fiscal years.

         There were no fees for products and services other than those set forth above billed by Ernst & Young LLP to DMC and other service providers under common control with DMC and that relate directly to the operations or financial reporting of the Trusts.

         AGGREGATE NON-AUDIT FEES TO THE TRUSTS, DMC AND SERVICE PROVIDER AFFILIATES. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Trusts for their last two fiscal years and to DMC and other service providers under common control with DMC for the twelve month periods ended October 31, 2004 and 2003, are set forth in Exhibit E hereto.

         In connection with its selection of the independent auditors, the Audit Committee has considered Ernst & Young LLP's provision of non-audit services to DMC and other service providers under common control with the DMC that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

                               VOTING INFORMATION

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

         Only shareholders of record of the Trusts at the close of business on December 10, 2004 (the "Record Date") will be entitled to notice of and to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve a Proposal on behalf of Trust or a Fund are not received by the date of the Meeting, the Meeting with respect to that Proposal may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of Trust or a Fund entitled to vote on a Proposal at the Meeting and present in person or by proxy (whether or not sufficient to constitute a Quorum) may adjourn the Meeting as to that Trust or Fund for that Proposal. The Meeting as to one or more Trusts or Funds may also be adjourned by the Chairperson of the Meeting. Any adjournment may be with respect to one or more Proposals for a Trust or Fund, but not necessarily for all Proposals for all Trusts or Funds. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

         Abstentions and broker non-votes will be included for purposes of determining whether a Quorum is present at the Meeting for a particular matter, and will have the same effect as a vote "against" Proposals 2 and 3, but will have no affect with respect to Proposal 1, which is the election of Trustees. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

         You may attend the Meeting and vote in person. You may also vote by completing, signing and returning the enclosed proxy card(s) in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card(s) or vote by telephone or through Internet, your votes will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card(s) but give no voting instructions, your shares will be voted in favor of the Proposals on which you are entitled to vote and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting.

MAY I REVOKE MY PROXY?

         Shareholders may revoke their proxy at any time before it is voted by sending a written notice to the applicable Trust expressly revoking their proxy, by signing and forwarding to the applicable Trust a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

         The Boards of the Trusts do not intend to bring any matters before the Meeting with respect to the Funds other than those described in this Proxy Statement. The Boards are not aware of any other matters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. The outstanding shares of the Trusts and the Funds thereof entitled to vote as of the Record Date are set forth in Exhibit F.

WHAT OTHER SOLICITATIONS WILL BE MADE?

         This proxy solicitation is being made by the Boards of the Trusts for use at the Meeting. The cost of this proxy solicitation will be shared as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Trusts will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trusts may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of each Trust, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trusts have engaged Georgeson Shareholder Communications, Inc. ("Georgeson") to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $425,000 to $770,000, including out of pocket expenses, which will be borne as described below. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The Trusts' have also agreed to indemnify Georgeson against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations. If a Trust does not receive your proxy card by a certain time, you may receive a telephone call from Georgeson asking you to vote.

WHO WILL PAY THE EXPENSES OF THE PROPOSALS?

         The costs of the of Proposals, including the costs of soliciting proxies, will be borne by one or more of the Trusts, as described below.

         With respect to Proposal 1, the election of Trustees of the Trusts, the Trusts will bear the expenses equally in connection with the election of such nominees.

         With respect to Proposal 2, the Trusts will bear the expenses equally in connection with seeking shareholder approval for use of the Manager of Managers Structure.

         With respect to Proposal 3, because the Redomestication will benefit Voyageur Investment Trust and its shareholders, the VIT Board has authorized that the expenses incurred in the Redomestication, including the estimated costs associated with soliciting proxies with respect to this Proposal, shall be paid by Voyageur Investment Trust (and therefore indirectly by shareholders), whether or not the Redomestication is approved by shareholders.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

         None of the Trusts are required to, and they do not intend to, hold regular annual shareholders' meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders' meeting should send his or her written proposal to the offices of the appropriate Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

                           PRINCIPAL HOLDERS OF SHARES

         On the Record Date, the officers and Trustees of each Trust, as a group, owned less than 1% of the outstanding voting shares of any Fund, or class thereof, of the Trusts.

         To the best knowledge of the Trusts, as of the Record Date, no person, except as set forth in the table at Exhibit G, owned of record 5% or more of the outstanding shares of any class of any Fund of the Trusts. Except as noted in Exhibit F, the Trusts have no knowledge of beneficial ownership.

                        MORE INFORMATION ABOUT THE TRUSTS

         Investment Manager. As described further above, DMC, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the investment manager for each of the Funds.

         Administration, Transfer Agency and Fund Accounting Services. Delaware Service Company, Inc. ("DSC"), 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the administrator, shareholder servicing, dividend disbursing and transfer agent for each Fund, and for other mutual funds in the Delaware Investments Family of Funds. DSC also provides fund accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its transfer agency, shareholder services, fund accounting and administration services, DSC is paid fees by each Fund according to fee schedules that are the same for each retail Fund in the Delaware Investments Family of Funds. These fees are charged to each Fund, including the Acquiring and Acquired Funds, on a pro rata basis.

         Distribution Services. Pursuant to underwriting agreements relating to each of the Funds, Delaware Distributors, L.P. (the "Distributor"), 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the Funds. The Distributor pays the expenses of the promotion and distribution of the Funds' shares, except for payments by the Funds on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and an affiliate of DMC.

         Pursuant to a contractual arrangement with the Distributor, Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, Pennsylvania 19103, is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries. LFD is also an affiliate of the Distributor and DMC.

                    COMMUNICATIONS TO THE BOARDS OF TRUSTEES

         Shareholders who wish to communicate to the full Boards of Trustees may address correspondence to [Walter P. Babich], Coordinating Trustee for the Trusts, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Trustee or any individual Trustee c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

                              EXHIBITS TO COMBINED

                                 PROXY STATEMENT

EXHIBITS

Exhibit A - Aggregate Trustee Compensation from each Trust

Exhibit B - Executive Officers of the Trusts

Exhibit C - Form of Agreement and Plan of Redomestication between Voyageur
            Investment Trust and Delaware Investments Municipal Trust

Exhibit D - A Comparison of Governing Documents and State Law

Exhibit E - Audit Fee Information

Exhibit F - Outstanding Shares as of December 31, 2004

Exhibit G - Principal Holders of Shares as of December 1, 2004

                                    EXHIBIT A

                 AGGREGATE TRUSTEE COMPENSATION FROM EACH TRUST

                                                   -----------------------------------------------------------------------------
                                                                                  TURSTEES(1)
--------------------------------------------------------------------------------------------------------------------------------
                                                    WALTER P.   JOHN H.   JOHN A.    ANTHONY     ANN R.   THOMAS E.     JANET L.
                         TRUST                      BABICH(2)  DURHAM(2)   FRY(3)    D. KNERR    LEVEN     MADISON      YEOMANS
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Adviser Funds                        $ 2,717    $ 2,524    $ 2,720     $ 2,746    $ 2,919   $ 2,775      $ 2,775
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Cash Reserve                         $ 3,588    $ 3,299    $ 3,495     $ 3,532    $ 3,740   $ 3,537      $ 3,537
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Equity Funds I                       $ 2,318    $ 2,135    $ 2,331     $ 2,353    $ 2,534   $ 2,416      $ 2,416
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Equity Funds II                      $ 9,450    $ 8,602    $ 8,798     $ 8,907    $ 9,280   $ 8,679      $ 8,679
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Equity Funds III                     $ 9,476    $ 8,606    $ 8,802     $ 8,912    $ 9,297   $ 8,692      $ 8,692
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Equity Funds IV                      $ 3,610    $ 3,313    $ 3,510     $ 3,547    $ 3,758   $ 3,553      $ 3,553
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Equity Funds V                       $ 3,410    $ 3,147    $ 3,343     $ 3,377    $ 3,572   $ 3,381      $ 3,381
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Foundation Funds                     $ 1,455    $ 1,364    $ 1,560     $ 1,571    $ 1,721   $ 1,663      $ 1,663
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Global & International Funds         $ 3,766    $ 3,478    $ 3,675     $ 3,713    $ 3,912   $ 3,697      $ 3,697
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Government Fund                      $ 1,643    $ 1,530    $ 1,727     $ 1,740    $ 1,897   $ 1,826      $ 1,826
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Income Funds                         $ 4,431    $ 4,061    $ 4,257     $ 4,304    $ 4,535   $ 4,274      $ 4,274
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Limited-Term Government Funds        $ 2,487    $ 2,294    $ 2,491     $ 2,514    $ 2,695   $ 2,567      $ 2,567
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group State Tax-Free Income Trust          $ 4,030    $ 3,692    $ 3,889     $ 3,931    $ 4,155   $ 3,921      $ 3,921
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Tax-Free Fund                        $ 4,017    $ 3,684    $ 3,881     $ 3,923    $ 4,144   $ 3,911      $ 3,911
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Group Tax-Free Money Fund                  $   719    $   698    $   895     $   896    $ 1,025   $ 1,016      $ 1,016
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Delaware Pooled Trust                               $14,876    $13,595    $13,791     $13,963    $14,432   $13,464      $13,464
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Voyageur Insured Funds                              $ 2,730    $ 2,516      None(3)   $ 2,739    $ 2,925   $ 2,780      $ 2,780
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Voyageur Intermediate Tax Free Funds                $   942    $   900      None(3)   $ 1,101    $ 1,236   $ 1,212      $ 1,212
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Voyageur Investment Trust                           $ 1,907    $ 1,771      None(3)   $ 1,984    $ 2,148   $ 2,058      $ 2,058
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                    WALTER P.   JOHN H.   JOHN A.    ANTHONY     ANN R.   THOMAS E.     JANET L.
                         TRUST                      BABICH(2)  DURHAM(2)   FRY(3)   D. KNERR    LEVEN     MADISON      YEOMANS
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Voyageur Mutual Funds                               $ 2,302    $ 2,129      None(3)   $ 2,347    $ 2,521   $ 2,404      $ 2,404
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Voyageur Mutual Funds II                            $ 2,230    $ 2,063      None(3)   $ 2,280    $ 2,453   $ 2,341      $ 2,341
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Voyageur Mutual Funds III                           $ 3,987    $ 3,637      None(3)   $ 3,876    $ 4,109   $ 3,877      $ 3,877
-------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
Voyageur Tax Free Funds                             $ 2,565    $ 2,369      None(3)   $ 2,590    $ 2,770   $ 2,636      $ 2,636
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Driscoll does not receive any compensation from any of the Trusts. Compensation information for Messrs. Bennett and Zecher and Ms. Landreth is not applicable because such nominees were not members of the Board of the Trust or any other investment company in the Fund Complex for the 12-month period ended on October 31, 2004.

(2) Messrs. Babich and Durham have announced their intention to retire from the Board effective as of the date of the Meeting and therefore are not standing for re-election.

(3) Mr. Fry received $8,827 in professional servies fees, in addition to his Trustee Compensation, for the 12-month period ended on October 31, 2004. Such fees were paid by the Voyageur Funds.

                                    EXHIBIT B

                        EXECUTIVE OFFICERS OF THE TRUSTS

         JOSEPH H. HASTINGS (AGE 54) Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of the Funds and of the other 24 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Service Company, Inc., Lincoln National Investment Companies, Inc., LNC Administrative Services Corporation and Delaware General Management, Inc.; Executive Vice President/Chief Financial Officer/Treasurer/Director of Delaware Management Trust Company; Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc.; Executive Vice President/Interim Chief Financial Officer/Controller of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President/Interim Chief Financial Officer of Delaware International Holdings Ltd.; and Executive Vice President of Delaware Distributors, Inc. and Delaware Distributors, L.P. During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

         RICHELLE S. MAESTRO (AGE 45) Executive Vice President/General Counsel/Secretary of the Funds and of the other 24 investment companies within Delaware Investments, and of Delaware Management Company, Inc., Delaware Investment Advisers, Delaware Lincoln Cash Management, and Delaware Capital Management (each a series of Delaware Management Business Trust); Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc., Lincoln National Investment Companies, Inc., and LNC Administrative Services Corporation; Executive President/Deputy General Counsel/Director of Delaware International Holdings Ltd.; Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Business Trust and Delaware Distributors, L.P.; Senior Vice President/General Counsel/Secretary of Delaware Management Trust Company; and Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc. During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

         MICHAEL P. BISHOF (AGE 40) Senior Vice President/Investment Accounting of the Funds and of the other 24 investment companies within Delaware Investments, and of Delaware Management Company and Delaware Capital Management (each a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/Manager of Investment Accounting of Delaware International Advisers Ltd.; and Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc. During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.

                                    EXHIBIT C

                      AGREEMENT AND PLAN OF REDOMESTICATION
                        BETWEEN VOYAGEUR INVESTMENT TRUST
                    AND DELAWARE INVESTMENTS MUNICIPAL TRUST

          This Agreement and Plan of Reorganization ("AGREEMENT") is made as of this ___ day of ___________, 2004 by and between DELAWARE INVESTMENTS MUNICIPAL TRUST, a Delaware statutory trust (the "DELAWARE TRUST"), and VOYAGEUR INVESTMENT TRUST, a Massachusetts business trust (the "MASSACHUSETTS TRUST") (the Delaware Trust and the Massachusetts Trusts are hereinafter collectively referred to as the "TRUSTS").

          In consideration of the mutual promises contained herein, and intending to be legally bound, the Trusts hereto agree as follows:

1. PLAN OF REORGANIZATION.

          (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Massachusetts Trust will convey, transfer and deliver to the Delaware Trust at the closing provided for in Section 2 hereof (hereinafter referred to as the "CLOSING") all of the then-existing assets allocated to each class of shares of each of the Massachusetts Trust's [five] series of shares to the corresponding class and series of shares of the Delaware Trust. In consideration thereof, the Delaware Trust agrees at the Closing to: (i) assume and pay when due, to the extent that there exist Massachusetts Trust obligations and liabilities on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of such obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, such obligations and liabilities allocated to each class of shares of each series of the Massachusetts Trust to become the obligations and liabilities of the corresponding class of shares and series of the Delaware Trust; (ii) adopt as its own the Massachusetts Trust's Notification of Registration on Form N-8A ("FORM N-8A") for purposes of the Investment Company Act of 1940, as amended ("1940 ACT"); (iii) file with the U.S. Securities and Exchange Commission (the "COMMISSION") an amendment to such Form N-8A pursuant to Section 8(a) of the 1940 Act; and (iv) deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Delaware Trust of each class of shares of the [five] separate series of the Delaware Trust denominated as [Delaware Tax-Free California Insured Fund,] [Delaware Tax-Free Florida Fund,] Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund (hereinafter individually and collectively referred to as "SERIES OF THE DELAWARE TRUST"), equal in number to the number of full and fractional shares of beneficial interest, without par value, of, respectively, the corresponding class of shares of the Massachusetts Trust's [five] [three] separate series bearing substantially the same name and class structure as the corresponding Series of the Delaware Trust (hereinafter individually and collectively referred to as "SERIES OF THE MASSACHUSETTS TRUST") outstanding immediately prior to the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("CODE"). The Massachusetts Trust shall distribute to the shareholders of each class of shares of each Series of the Massachusetts Trust the shares of the corresponding class of shares and Series of the Delaware Trust in accordance with this Agreement and the resolutions of the Massachusetts Trust's Board Trustees authorizing the transactions contemplated by this Agreement.

         (b) In order to effect the delivery of the shares of the Series of the Delaware Trust described in Section 1(a)(iv) hereof, the Delaware Trust will establish an open account for each shareholder of each class of shares of each Series of the Massachusetts Trust and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding class of shares and Series of the Delaware Trust equal to the number of full and fractional shares of beneficial interest such shareholder holds in that corresponding class of shares and Series of the Massachusetts Trust at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of each Series of the Delaware Trust will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of each Series of the Delaware Trust shall be deemed to be the same as the net asset value per share of the corresponding class of shares and Series of the Massachusetts Trust. On the Effective Date of the Reorganization, each certificate representing shares of the Series of the Massachusetts Trust will be deemed to represent the same number and the corresponding class of shares and Series of the Delaware Trust. Simultaneously with the crediting of the corresponding class of shares and Series of the Delaware Trust to the shareholders of record of the Series of the Massachusetts Trust, the corresponding class of shares and Series of the Massachusetts Trust held by such shareholders shall be cancelled. Shareholders of each Series of the Massachusetts Trust will have the right to deliver their share certificates of that Series of the Massachusetts Trust in exchange for share certificates of the corresponding class of shares and Series of the Delaware Trust. However, a shareholder need not deliver such certificates to the Delaware Trust unless the shareholder so desires.

         (c) As soon as practicable after the Effective Date of the Reorganization, the Massachusetts Trust shall take all necessary actions to effect a complete dissolution of the Company under Massachusetts law.

         (d) The expenses of entering into and carrying out this Agreement will be borne by [PLEASE CONFIRM: Delaware Management Company, a series of Delaware Management Business Trust ("DMC")].

2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

          The Closing shall consist of: (i) the conveyance, transfer and delivery of the Massachusetts Trust's assets to the Delaware Trust, in exchange for the assumption and payment, when due, by the Delaware Trust of the Massachusetts Trust's obligations and liabilities; (ii) the adoption by the Delaware Trust as its own of the Massachusetts Trust's Form N-8A for purposes of the 1940 Act; (iii) the filing with the Commission of an amendment to such Form N-8A pursuant to Section 8(a) of the 1940 Act containing such amendments to the Form N-8A as are determined by the Delaware Trust's Board of Trustees to be necessary and appropriate as a result of the transactions contemplated by this Agreement; and (iv) the issuance and delivery of the Delaware Trust's shares, all in accordance with Section 1 hereof, together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Massachusetts Trust at which this Agreement is considered and approved, or (b) such later date as the Trusts may mutually agree ("EFFECTIVE DATE OF THE REORGANIZATION").

3. CONDITIONS PRECEDENT.

          The obligations of the Massachusetts Trust and the Delaware Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

                  (a) Such authority and orders from the Commission and state securities commissions as may be necessary to permit the Trusts to carry out the transactions contemplated by this Agreement shall have been received;

                  (b) (i) One or more post-effective amendments to the Massachusetts Trust's Registration Statement on Form N-1A ("REGISTRATION STATEMENT") under the Securities Act of 1933, as amended, and the 1940 Act, containing such amendments to such Registration Statement as are determined under the supervision of the Massachusetts Trust's Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the Delaware Trust shall have adopted as its own such Registration Statement, as so amended; and (iii) the most recent post-effective amendment or amendments to the Massachusetts Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

                  (c) Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP ("SRS&Y"), to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the States of Delaware and Maryland, and in accordance with customary representations provided by the Trusts in a certificate(s) delivered to SRS&Y, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Massachusetts Trust, the Delaware Trust or the shareholders of the Massachusetts Trust or the Delaware Trust;

                  (d) The Massachusetts Trust shall have received an opinion of SRS&Y, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Massachusetts Trust, to the effect that: (i) the Delaware Trust is a statutory trust duly formed and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Delaware Trust and this Agreement has been duly executed and delivered by the Delaware Trust and is a legal, valid and binding agreement of the Delaware Trust in accordance with its terms; and (iii) the shares of the Delaware Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Delaware Trust;

                  (e) The Delaware Trust shall have received the opinion of SRS&Y, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Delaware Trust, to the effect that: (i) the Massachusetts Trust is organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (ii) the Massachusetts Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Massachusetts Trust and this Agreement has been duly executed and delivered by the Massachusetts Trust and is a legal, valid and binding agreement of the Massachusetts Trust in accordance with its terms;

                  (f) The shares of each Series of the Delaware Trust to be delivered under this Agreement shall be eligible for sale with each state commission, agency or jurisdiction with which such eligibility is required in order to permit shares of each Series of the Delaware Trust lawfully to be delivered to each shareholder of the corresponding Series of the Massachusetts Trust on the Effective Date of the Reorganization;

                  (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Massachusetts Trust's Board of Trustees and the shareholders of each Series of the Massachusetts Trust;

                  (h) The shareholders of each Series of the Massachusetts Trust shall have approved the transactions contemplated by this Agreement, which approval is deemed to be approval to direct the Massachusetts Trust to vote, and the Massachusetts Trust shall have voted, as sole shareholder of each Series of the Delaware Trust, to:

                           (1) Elect as trustees of the Delaware Trust the
                  following individuals: Jude T. Driscoll, Walter P. Babich, John H. Durham, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison and Janet L. Yeomans; and

                           (2) Approve an Investment Management Agreement
                  between DMC and the Delaware Trust on behalf of each Series of the Delaware Trust, which is substantially identical to the then-current Investment Management Agreement between DMC and the Massachusetts Trust on behalf of each Series of the Massachusetts Trust;

                  (i) The Delaware Trust's Board of Trustees shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions by unanimous consent or, where required, at a meeting duly called for such purposes:

                           (1) Approval of the Investment Management Agreement
                  described in paragraph (h)(2) of this Section 3 on behalf of each Series of the Delaware Trust;

                           (2) Approval of a Distribution Agreement between
                  Delaware Distributors, L.P. and the Delaware Trust on behalf of each Series of the Delaware Trust;

                           (3) Approval of Second Amended and Restated Financial
                  Intermediary Distribution Agreement dated August 21, 2003 between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Delaware Trust;

                           (4) Approval of a Form of Dealer Agreement between
                  Delaware Distributors, L.P. and securities dealers, dated January [ ], 2001, as amended, on behalf of each Series of the Delaware Trust;

                           (5) Approval and adoption pursuant to Rule 18f-3
                  under the 1940 Act of a Multiple Class Plan for the Delaware Trust on behalf of its Series of the Delaware Trust for Class A, Class B, and Class C shares;

                           (6) Approval, creation and designation of Class A,
                  Class B and Class C, shares for the Series of the Delaware Trust;

                           (7) Approval and adoption pursuant to Rule 12b-1
                  under the 1940 Act of a Class A Distribution Plan, Class B Distribution Plan and Class C Distribution Plan for Series of the Delaware Trust;

                           (8) Approval of a Shareholder Services Agreement
                  between Delaware Service Company, Inc. and the Delaware Trust, on behalf of each Series of the Delaware Trust;

                           (9) Approval of a Fund Accounting Agreement between
                  Delaware Service Company, Inc. and the Delaware Trust;

                           (10) Approval of the assignment to the Delaware Trust
                  of the Massachusetts Trust's (i) Amended and Restated Mutual Fund Custody and Services Agreement dated [ ], between Mellon Bank, N.A. and the Massachusetts Trust on behalf of the Series of the Delaware Trust;

                           (11) Selection of Ernst & Young LLP as the Delaware
                  Trust's independent auditors for the fiscal year ending August 31, [2005];

                           (12) Authorization of the issuance by the Delaware
                  Trust, prior to the Effective Date of the Reorganization, of one share of beneficial interest of each class of each Series of the Delaware Trust to the Massachusetts Trust in consideration for the payment of $1.00 for each such share for the purpose of enabling the Massachusetts Trust to vote on the matters referred to in paragraph (h) of this Section 3;

                           (13) Submission of the matters referred to in
                  paragraph (h) of this Section 3 to the Massachusetts Trust as sole shareholder of each class of each Series of the Delaware Trust; and

                           (14) Authorization of the issuance and delivery by
                  the Delaware Trust of shares of each Series of the Delaware Trust on the Effective Date of the Reorganization and the assumption by the Series of the Delaware Trust of the obligations and liabilities of the corresponding Series of the Massachusetts Trust in exchange for the assets of the corresponding Series of the Massachusetts Trust pursuant to the terms and provisions of this Agreement.

          At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Massachusetts Trust's Board of Trustees or the Delaware Trust's Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded to its shareholders under this Agreement.

4. DISSOLUTION OF THE MASSACHUSETTS TRUST.

          Promptly following the consummation of the distribution of each class of shares of each Series of the Delaware Trust to holders of the corresponding class of shares and Series of the Massachusetts Trust under this Agreement, the officers of the Massachusetts Trust shall take all steps necessary under Massachusetts law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the Commonwealth of Massachusetts, and filing a Termination of Trust with the Office of the Secretary of State of the Commonwealth of Massachusetts.

5. TERMINATION.

          The Massachusetts Trust's Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Series of the Massachusetts Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6. ENTIRE AGREEMENT.

          This Agreement embodies the entire agreement between the Trusts and there are no agreements, understandings, restrictions or warranties among the Trusts other than those set forth herein or herein provided for.

7. FURTHER ASSURANCES.

          The Massachusetts Trust and the Delaware Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8. COUNTERPARTS.

          This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9. GOVERNING LAW.

          This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.


THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

          IN WITNESS WHEREOF, the Delaware Trust and the Massachusetts Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                         VOYAGEUR INVESTMENT TRUST
                                           (a Massachusetts business trust)



Attest:                                  By:
        -------------------------------     ---------------------------------
        Name:                               Name:
        Title:                              Title:


                                         DELAWARE INVESTMENTS MUNICIPAL TRUST
                                           (a Delaware statutory trust)



Attest:                                  By:
        -------------------------------     ---------------------------------
        Name:                               Name:
        Title:                              Title:

                                   EXHIBIT D

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
GOVERNING             A Delaware statutory trust (a "DST") is formed by    A Massachusetts business trust (an "MBT") is
DOCUMENTS/            a governing instrument and the filing of a           created by filing a declaration of trust with the
GOVERNING BODY        certificate of trust with the Delaware Secretary     Secretary of the Commonwealth of Massachusetts and
                      of State. The Delaware law governing a DST is        with the clerk of every city or town in
                      referred to in this comparison as the "Delaware      Massachusetts where the trust has a usual place of
                      Act."                                                business.

                      A DST is an unincorporated association organized     An MBT is an unincorporated association organized
                      under the Delaware Act whose operations are          under the Massachusetts statute governing business
                      governed by its governing instrument (which may      trusts (the "Massachusetts Statute") and is
                      consist of one or more instruments). Its business    considered to be a hybrid, having characteristics
                      and affairs are managed by or under the direction    of both corporations and common law trusts.  An
                      of one or more trustees (referred to herein as the   MBT's operations are governed by a trust
                      "trustees" or the "board").                          instrument and by-laws.  The business and affairs
                                                                           of an MBT are managed by or under the direction of
                                                                           a board of trustees.
                      If a DST is a registered investment company under
                      the Investment Company Act of 1940, as amended
                      (the "1940 Act"), such DST is not required to have
                      a trustee who is a resident of Delaware or who has
                      a principal place of business in Delaware;
                      provided that notice that the DST is such a
                      registered investment company is set forth in the
                      DST's certificate of trust and the DST has a
                      registered office and a registered agent for
                      service of process in Delaware.

                      The governing instrument for Delaware Investments    The governing instrument for the MBT, Voyageur
                      Municipal Trust (the "DE Trust"), a DST, is          Investment Trust (the "Trust"), is comprised of an
                      comprised of an agreement and declaration of trust   Amended and Restated Agreement and Declaration of
                      (the "DE Declaration") and by-laws (the "DE          Trust (the "MA Declaration") and Amended and
                      By-Laws"). The DE Trust's governing body is the      Restated By-Laws (the "MA By-Laws").  The Trust's
                      board.                                               governing body is a board of Trustees (referred to
                                                                           herein as the "Trustees" or "the Board").


                      Each trustee of the DE Trust holds office for the    Each Trustee shall serve during the continued
                      lifetime of the DE Trust or until such trustee's     lifetime of the Trust until he or she dies,
                      earlier death, resignation, having been declared     resigns or is removed (as described below), or, if
                      bankrupt or incompetent by a court, removal, or,     sooner, until the next meeting of shareholders
                      if sooner than any such events, until the next       called for the purpose of electing Trustees and
                      meeting of shareholders called for the purpose of    until the election and qualification of his or her
                      electing trustees and until the election and         successor.
                      qualification of his or her successor.

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
DESIGNATION OF        Under the Delaware Act, the ownership interests in   Under the Massachusetts Statute, the ownership
OWNERSHIP SHARES OR   a DST are denominated as "beneficial interests"      interests in an MBT are denominated as "beneficial
INTERESTS             and are held by "beneficial owners." However,        interests" and are held by "beneficial owners."
                      there is flexibility as to how a governing           However, there is flexibility as to how a
                      instrument refers to "beneficial interests" and      governing instrument refers to "beneficial
                      "beneficial owners" and the governing instrument     interests" and "beneficial owners" and the
                      may identify "beneficial interests" and              governing instrument may identify "beneficial
                      "beneficial owners" as "shares" and                  interests" and "beneficial owners" as "shares" and
                      "shareholders," respectively.                        "shareholders," respectively.

                      The DE Trust's beneficial interests, without par     The Trust's beneficial interests, without par
                      value, are designated as "shares" and its            value, are designated as "shares" and its
                      beneficial owners are designated as                  beneficial owners are designated as
                      "shareholders." This comparison will use the         "shareholders." This comparison will use the
                      "share" and "shareholder" terminology.               "share" and "shareholder" terminology.

SERIES AND CLASSES    Under the Delaware Act, the governing instrument     The Massachusetts Statute is largely silent as to
                      may provide for classes, groups or series of         an MBT's ability to issue one or more series or
                      shares, shareholders or trustees, having such        classes of beneficial interests or any
                      relative rights, powers and duties as set forth in   requirements for the creation of such series or
                      the governing instrument.  Such classes, groups or   classes, although the trust documents creating an
                      series may be created in the DST's governing         MBT may provide methods or authority to create
                      instrument or otherwise in the manner provided in    such series or classes without seeking shareholder
                      the governing instrument.  No state filing is        approval.
                      necessary and, unless required by the governing
                      instrument, shareholder approval is not needed.
                      Except to the extent otherwise provided in the
                      governing instrument of a DST, where the DST is a
                      registered investment company under the 1940 Act,
                      any class, group or series of shares established
                      by the governing instrument shall be a class,
                      group or series preferred as to distributions or
                      dividends over all other classes, groups or series
                      with respect to assets specifically allocated to
                      such class, group or series as contemplated by
                      Section 18 (or any amendment or successor
                      provision) of the 1940 Act and any regulations
                      issued thereunder.

                      The DE Declaration authorizes the board to divide    The MA Declaration provides that the beneficial
                      the DE Trust's shares into separate and distinct     interest in the Trust shall at all times be
                      series and to divide any series into separate        divided into an unlimited number of shares,
                      classes of shares as permitted by the Delaware       without par value. Subject to the provisions of
                      Act.  Such series and classes will have the rights   the MA Declaration, each share shall have the
                      and preferences set forth in the DE Declaration      voting rights, shall be entitled to receive
                      unless otherwise provided in resolutions of the      dividends, when and declared with respect
                      board with respect to such series or class. The      thereto.  No shares shall have any priority or
                      board may classify or reclassify any unissued        preference over any other share of the same series
                      shares or any shares of the DE Trust or any series   or class with respect to dividends or
                      or class, that were previously issued and are        distributions upon termination of the Trust or of
                      reacquired, into one or more series or classes       such series or class made pursuant to the MA
                      that may be established and designated from time     Declaration.  The Trustees may from time to time
                      to time.  The trustees may from time to time         divide or combine the shares of any particular
                      divide or combine the shares of any particular       series or class into a greater or lesser number of
                      series into a greater or lesser number of shares     shares of that series or class without changing
                      of that series so long as such division or           the proportionate beneficial interest of the
                      combination does not materially change the           shares of that series or class in the assets
                      proportionate beneficial interests of the shares     belonging to that series or class or in any way
                      of that series in the assets held with respect to    affecting the rights of shares of any other series
                      that series or materially affect the rights of       or class.
                      shares of any other series.

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      The DE Declaration provides that the establishment   The MA Declaration provides that the establishment
                      and designation of any series or class shall be      and designation of any series or class of shares,
                      effective, without the requirement of shareholder    in addition to the series established and
                      approval, upon the adoption of a resolution by a     designated in the MA Declaration, shall be
                      majority of the then board of trustees, which        effective upon (i) the execution by a majority of
                      resolution shall set forth such establishment and    the then Trustees of an instrument setting forth
                      designation and may provide, to the extent           such establishment and designation and the
                      permitted by the Delaware Act, for rights and        relative rights and preferences of such series or
                      preferences of such series or class (including       class, (ii) upon the execution of an instrument in
                      variations in the relative rights and preferences    writing by an officer of the Trust pursuant to the
                      as between the different series and classes)         vote of a majority of the Trustees, or (iii) as
                      otherwise than as provided in the DE Declaration.    otherwise provided in such instrument.  Each
                                                                           instrument establishing and designating any series
                      Notwithstanding any other provisions of the DE       shall have the status of an amendment to the MA
                      Declaration, the board has the power to amend the    Declaration.
                      DE Declaration at any time, in its sole
                      discretion, without shareholder action, to add,
                      delete or modify any provisions relating to the
                      shares; provided, that before adopting any such
                      amendment without shareholder approval, the board
                      determines that it is consistent with the fair and
                      equitable treatment of all shareholders and that
                      shareholder approval is not otherwise required by
                      the 1940 Act or other applicable law.

                      If shares have been issued, shareholder approval is required for any amendments to the DE
                      Declaration that would materially adversely affect the rights and preferences of the shares of any series or class already issued; provided that, if the board determines that the DE Trust should no longer be operated as an investment company under the 1940 Act, the board may adopt such amendments to the DE Declaration to delete those terms the board identifies as being required by the 1940
                      Act.

                      The board has approved resolutions that, together with the DE Declaration and the DE By-Laws, provide the shareholders of each series and class of the DE Trust with rights and preferences that are similar in many respects to those of the shareholders of the corresponding series and class of the Trust.

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      Assets and Liabilities                               Assets and Liabilities
                      The DE Declaration also provides that each series    The MA Declaration provides that all consideration
                      of the DE Trust shall be separate and distinct       received by the Trust for the issue or sale of
                      from any other series of the DE Trust, and each      shares of a particular series or any classes
                      class of a series shall be separate and distinct     thereof, together with all assets in which such
                      from any other class of the series. The DE Trust     consideration is invested or reinvested, all
                      shall maintain separate and distinct records on      income, earnings, profits and proceeds thereof,
                      the books of the DE Trust for each series. The DE    from whatever source derived, including, without
                      Trust shall hold and account for the assets and      limitation, any proceeds derived from the sale,
                      liabilities belonging to any such series             exchange or liquidation of such assets, and any
                      separately from the assets and liabilities of the    funds or payments derived from any reinvestment of
                      DE Trust or any other series.                        such proceeds in whatever form the same may be,
                                                                           shall be held by the Trustees in trust for the
                      All consideration received on sale of shares of a    benefit of the holders of shares of that series or
                      particular series, together with all assets in       class thereof, and shall irrevocably belong to
                      which such consideration is invested or              that series (and be allocable to any classes
                      reinvested, all income, earnings, profits, and       thereof) for all purposes, subject only to the
                      proceeds shall irrevocably be held with respect to   rights of creditors, and shall be so recorded upon
                      that series for all purposes, subject only to the    the books of account of the Trust.  Such
                      rights of creditors with respect to that series,     consideration, assets, income, earnings, profits
                      and shall be so recorded upon the books of account   and proceeds, including any proceeds derived from
                      of the Trust.  Such consideration, assets, income,   the sale, exchange or liquidation of such assets,
                      earnings, profits and proceeds, in whatever form     and any funds or payments derived from any
                      the same may be, are referred to as "assets held     reinvestment of such proceeds, in whatever form
                      with respect to" that series.                        the same may be, are referred to in the MA
                                                                           Declaration and herein as "assets belonging to"
                      The assets held with respect to each particular      that series (and allocable to any classes
                      series shall be charged against the liabilities of   thereof).  In the event that there are any assets,
                      the DE Trust held with respect to that series and    income, earnings, profits, and proceeds thereof,
                      all expenses, costs, charges and reserves            funds, or payments which are not readily
                      attributable to that series.  The liabilities,       identifiable as belonging to any particular series
                      expenses, costs, charges, and reserves so charged    (collectively, "General Assets"), the Trustees
                      to a series are referred to as "liabilities held     shall allocate such General Assets to, between or
                      with respect to" that series.                        among any one or more of the series established
                                                                           and designated from time to time in such manner
                      The board is authorized to cause to be paid out of   and on such basis as the Trustees, in their sole
                      the principal or income, or partly out of the        discretion, deem fair and equitable and any
                      principal and/or income, of the DE Trust or any      General Assets so allocated to a particular series
                      particular series or class, and to charge or         shall belong to that series (and be allocable to
                      allocate the same to, between or among such one or   any classes thereof).  Each such allocation by the
                      more of the series or classes, as the board deems    Trustees shall be conclusive and binding upon the
                      fair, all expenses, fees, charges, taxes and         shareholders of all series (including any classes
                      liabilities arising in connection with the           thereof) for all purposes.  The assets belonging
                      maintenance, operation or management of the Trust    to each particular series shall be charged with
                      or a particular series or class.  If any assets or   the liabilities of the Trust in respect to that
                      liabilities are not readily identifiable as assets   series, and all expenses, costs, charges and
                      or liabilities held with respect to a particular     reserves attributable to that series and any
                      series, the board shall allocate such assets or      general liabilities of the Trust which are not
                      liabilities to, between or among any one or more     readily identifiable as belonging to any
                      of the series in such manner and on such basis as    particular series shall be allocated and charged
                      the board, in its sole discretion, deems fair and    by the Trustees to and among any one or more of
                      equitable.  Each such allocation by board shall be   the series established and designated from time to
                      conclusive and binding upon the shareholders of      time in a manner and on such basis as the Trustees
                      all series for all purposes.                         in their sole discretion deem fair and equitable.
                                                                           In addition, the liabilities in respect of a

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                                                                           particular class of shares of a particular series
                                                                           and all expenses, costs, charges and reserves
                                                                           belonging to that class of shares, and any general
                                                                           liabilities, expenses, costs, charges or reserves
                                                                           of that particular series which are not readily
                                                                           identifiable as belonging to any particular class
                                                                           of shares of that series shall be allocated and
                                                                           charged by the Trustees to and among any one or
                                                                           more of the classes of shares of that series,
                                                                           established and designated from time to time in
                                                                           such manner and on such basis as the Trustees, in
                                                                           their sole discretion, deem fair and equitable.
                                                                           The liabilities, expenses, costs, charges, and
                                                                           reserves so charged to a series or class thereof
                                                                           are referred to as "liabilities belonging to" that
                                                                           series or class thereof.  Each allocation of
                                                                           liabilities, expenses, costs, charges and reserves
                                                                           by the Trustees shall be conclusive and binding
                                                                           upon the holders of all series (including any
                                                                           classes thereof) for all purposes.  Any creditor
                                                                           of any series may look only to the assets of that
                                                                           series to satisfy such creditor's debt.

                      Dividends and Distributions                          Dividends and Distributions
                      The DE Declaration provides that no dividend or      Dividends and distributions on shares of a
                      distribution, including, without limitation, any     particular series or any class thereof may be paid
                      distribution paid upon dissolution of the DE Trust   with such frequency as the Trustees may determine,
                      or of any series, nor any redemption of, the         which may be daily or otherwise pursuant to a
                      shares of any series or class of such series shall   standing resolution or resolutions adopted only
                      be effected by the DE Trust other than from the      once or with such frequency as the Trustees may
                      assets held with respect to such series, nor,        determine, to the holders of shares of that series
                      except as specifically provided in the DE            or class, from such of the income and capital
                      Declaration, shall any shareholder of any            gains, accrued or realized, from the assets
                      particular series otherwise have any right or        belonging to that series, or in the case of a
                      claim against the assets held with respect to any    class, belonging to that series and allocable to
                      other series or the DE Trust generally, except, in   that class, as the Trustees may determine, after
                      the case of a right or claim against the assets      providing for actual and accrued liabilities
                      held with respect to any other series, to the        belonging to that series or class.  All dividends
                      extent that such shareholder has such a right or     and distributions on shares of a particular series
                      claim under the DE Declaration as a shareholder of   or class in proportion to the number of shares of
                      such other series.                                   that series or class held by such holders at the
                                                                           date and time of record established for the
                      No share of the DE Trust has any priority or         payment of such dividends or distributions, except
                      preference over any other share of the same series   that in connection with any dividend or
                      or class with respect to dividends or                distribution program or procedure the Trustees may
                      distributions paid in the ordinary course of         determine that no dividend or distribution shall
                      business or distributions upon dissolution of the    be payable on shares as to which the shareholder's
                      Trust or of such series or class under the DE        purchase order and/or payment have not been
                      Declaration.  All dividends and distributions will   received by the time or times established by the
                      be made ratably among all shareholders of a          Trustees under such program or procedure.  Such
                      particular class of series from the property of      dividends and distributions may be made in cash or
                      the Trust held with respect to such series           shares of that series or class or a combination
                      according to the number of shares of the class of    thereof as determined by the Trustees or pursuant
                      such series held of record by such shareholders on   to any program that the Trustees may have in
                      the record date for the dividend or distribution.    effect at the time for the election by each

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      The board has full discretion, subject to the 1940   shareholder of the mode or making of such dividend
                      Act, to determine which items will be treated as     or distribution to that shareholder.  Any such
                      income and which items as capital; and each such     dividend or distribution paid in shares will be
                      determination and allocation is conclusive and       paid at the net asset value thereof as determined
                      binding upon the shareholders.  The board may        in accordance with the MA By-Laws.  The MA
                      prescribe and set forth in the DE By-laws or a       Declaration further provides that the Trustees
                      resolution of the board the bases and time for       shall have full discretion to determine which
                      determining the per share or net asset value of      items shall be treated as income and which items
                      the shares of any series or net income               as capital; and each such determination and
                      attributable to the shares of any series, or the     allocation shall be conclusive and binding on the
                      declaration and payment of dividends and             shareholders.
                      distributions on the shares of any series, as the
                      board deems necessary or desirable.  The right of
                      shareholders to receive dividends or other
                      distributions on shares may be set forth in a
                      distribution plan adopted by the board and amended
                      from time to time pursuant to Rule 18f-3 of the
                      1940 Act.

                      The DE By-Laws provide that dividends on the shares of the Trust may be declared by the board at any regular or special meeting, pursuant to applicable law, and dividends may be paid in cash, in property, or in shares of the Trust. Before payment of any dividend the board may set aside out of any funds of the Trust available for dividends such sum or sums as the board think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Trust, or for such other purpose as the board deems to be in the best interests of the Trust, and may abolish any such reserve in the manner in which the reserve was created.

AMENDMENTS TO         The Delaware Act provides broad flexibility as to    The Massachusetts Statute provides broad
GOVERNING DOCUMENTS   the manner of amending and/or restating the          flexibility as to the manner of amending or
                      governing instrument of a DST. Amendments to the     restating the governing instrument of an MBT.  The
                      DE Declaration that do not change the information    Massachusetts Statute provides that the Trustees
                      in the DST's certificate of trust are not required   shall, within thirty (30) days after the adoption
                      to be filed with the Delaware Secretary of State.    of any amendment to the declaration of trust, file
                                                                           a copy with the Secretary of the Commonwealth of
                                                                           the Commonwealth of Massachusetts and with the
                                                                           clerk of every city or town in Massachusetts where
                                                                           the Trust has a usual place of business.

                      Declaration of Trust                                 Declaration of Trust
                      The DE Declaration may be restated and/or amended    The MA Declaration may be amended at any time by
                      at any time by a written instrument signed by a      an instrument in writing signed by a majority of
                      majority of the board and, if required, by           the Trustees when authorized to do so by a vote of
                      approval of such amendment by the shareholders, by   a majority of the shares entitled to vote, except
                      the affirmative vote of the majority of votes cast   that a shareholder vote is not required for
                      at a shareholders' meeting at which a quorum is      amendments made to add to, delete, replace or
                      present.  Notwithstanding the above, the board       otherwise modify any provisions relating to the
                      expressly reserves the right to amend or repeal      shares contained in the MA Declaration for the
                      any provisions contained in the DE Declaration of    purpose of (i) responding to or complying with any

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      Trust or the Certificate of Trust in accordance      regulation, orders, rulings or interpretations of
                      with its powers to add, delete or modify any         any governmental agency or any laws, now or
                      provisions relating to shares, as described above    hereafter applicable to the Trust, provided that
                      under "Series and Classes," and all rights,          before adopting such an amendment without
                      contractual and otherwise, conferred upon            shareholder approval, the Trustees shall determine
                      shareholders are granted subject to such             that it is consistent with the fair and equitable
                      reservation.                                         treatment of all shareholders, (ii) designating
                                                                           and establishing series or classes in addition to
                                                                           the series or classes established in the MA
                                                                           Declaration, (iii) having the purpose of changing
                                                                           the name of the Trust, or (iv) for the purpose of
                                                                           supplying any omission, curing any ambiguity or
                                                                           curing, correcting or supplementing any defective
                                                                           or inconsistent provision contained in the MA
                                                                           Declaration.

                      By-Laws                                              By-Laws
                      The DE By-laws may be restated and/or amended at     The MA By-Laws may be restated and/or amended at
                      any time, without the approval of the                any time, without the approval of the
                      shareholders, by an instrument in writing signed     shareholders, by an instrument in writing signed
                      by, or a resolution of, a majority of the then       by, or a resolution of, a majority of the then
                      board.                                               Board of Trustees.

                      Certificate of Trust
                      Pursuant to the DE Declaration, the Certificate of Trust may be restated and/or amended by a similar procedure to that stated above for amendments and/or restatements of the DE Declaration.

PREEMPTIVE RIGHTS     Under the Delaware Act, a governing instrument may   The MA Statute contains no specific provision with
AND REDEMPTION OF     contain any provision relating to the rights,        respect to the rights, duties or obligations of
SHARES                duties and obligations of the shareholders.          shareholders.
                      Unless otherwise provided in the governing
                      instrument, a shareholder shall have no preemptive
                      right to subscribe to any additional issue of
                      shares or another interest in a DST.

                      Unless otherwise provided in the Trust's             The MA Declaration provides that shareholders
                      prospectus, as amended from time to time, the DE     shall have no preemptive or other right to
                      Declaration provides that no shareholder shall       subscribe to any additional shares or other
                      have the preemptive or other right to subscribe      securities issued by the Trust.
                      for new or additional shares or other securities
                      issued by the DE Trust or any series thereof.

                      The DE Trust shall redeem its shares offered by      The MA Declaration provides that the Trust shall
                      any shareholder for redemption, upon the             purchase such shares as are offered by any
                      presentation of a proper document and redemption     shareholder for redemption, upon the presentation
                      request to the Trust or its designated agent or      of a proper instrument of transfer together with a
                      under any other redemption procedures as the board   request directed to the Trust or a person
                      authorizes.  The DE Trust will pay the net asset     designated by the Trust that the Trust purchase
                      value for the shares redeemed, pursuant to the DE    such shares or in accordance with such other
                      By-Laws and applicable law.  The Trust will pay      procedures for redemption as the Trustees may from

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      the shareholder for the redeemed shares within       time to time authorize.  The Trust will pay the
                      seven days after the date the request is received    net asset value next determined of the shares, in
                      in proper form.  The DE Trust is not obligated to    accordance with the Bylaws, the 1940 Act and the
                      redeem shares and the board may suspend or           rules of the Securities and Exchange Commission
                      postpone redemptions of shares when the New York     (the "Commission"), subject to any contingent
                      Stock Exchange (the "Exchange") is closed for        deferred sales charge or redemption charge in
                      other than weekends or holidays, when trading on     effect at the time of redemption.  Payment for
                      the Exchange is restricted, or during any National   said shares shall be made by the Trust to the
                      Financial Emergency which makes it impracticable     shareholders within seven days after the date on
                      for any series of the Trust to dispose of its        which the request is made or in accordance with
                      portfolio holdings or to determine fairly the        such other procedures, consistent with the 1940
                      value of its the net assets or during any other      Act and the rules of the Commission, as the
                      period under order of the Securities and Exchange    Trustees may from time to time authorize.  The
                      Commission ("SEC") for the protection of             Trust may postpone payment of the redemption price
                      investors.  If the shareholder has certificates      and may suspend the right of the holders of shares
                      for shares, the shareholder must, with any           of any series or any class to require the Trust to
                      redemption request, surrender any outstanding        redeem shares during any period or at any time
                      certificate(s) in form for transfer, provide proof   when and to the extent permissible under the 1940
                      of the authenticity of signatures as reasonably      Act.  The Trust may also purchase or repurchase
                      required and provide proper stock transfer stamps,   shares at a price not exceeding the net asset
                      if applicable.                                       value of such shares in effect when the purchase
                                                                           or repurchase or any contract to purchase or
                                                                           repurchase is made.


                      Payments for redeemed shares may be made in cash,    The redemption price may in any case be paid
                      or, at the option of the board, or an authorized     wholly or partly in kind if the Trustees determine
                      officer or officers, be made in kind or partially    that such payment is advisable in the interest of
                      in cash and partially in kind.  For any payment in   the remaining shareholders of the series the
                      kind, the board, or its delegatee, has absolute      shares of which are being redeemed.  In making any
                      discretion as to what security or securities of      such payment wholly or partly in kind, the Trust
                      the DE Trust shall be distributed in kind and the    shall, so far as may be practicable, deliver
                      amount of the same.  In-kind securities will be      assets which approximate the diversification of
                      valued at the value at which they were appraised     all of the assets belonging at the time to the
                      for the then current net asset value of the shares   series the shares of which are being redeemed.
                      of the Trust, provided that any shareholder who      Subject to the foregoing, the fair value,
                      cannot legally, under the 1940 Act or Employee       selection and quantity of securities or other
                      Retirement Income Security Act, as amended           property so paid or delivered as all or part of
                      ("ERISA"), acquire securities so distributed in      the redemption price may be determined by or under
                      kind, shall receive cash.  Shareholders shall bear   authority of the Trustees.  In no case shall the
                      the expenses of in-kind transactions, including,     Trust be liable for any delay of any corporation
                      but not limited to, transfer agency fees,            or other person in transferring securities
                      custodian fees and costs of disposition of such      selected for delivery as all or part of any
                      securities.  If payment for redeemed shares is not   payment in kind.
                      exclusively in cash, any securities delivered in
                      kind will be delivered as promptly to effect
                      transfers of such securities on the books of the
                      issuing corporations as practicably can be done,
                      which may not necessarily occur within such
                      seven-day period.  In no case is the Trust liable
                      for any delay by any issuing corporation or other
                      person in transferring in-kind securities.  The
                      right of any shareholder to receive dividends or
                      distributions on shares redeemed and all other
                      rights of such shareholder with respect to shares
                      redeemed, except the right to receive payment for
                      such shares, shall cease when the purchase price
                      of such shares is fixed.

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      The board may, without the vote or consent of the    The Trust shall have the right at its option and
                      shareholders, and subject to the 1940 Act, redeem    at any time to redeem shares of any shareholder at
                      shares or authorize the closing of any shareholder   the net asset value thereof as described the MA
                      account, subject to such conditions as may be        Declaration (i) if at such time such shareholder
                      established by the board.                            owns shares of any series or class thereof having
                                                                           an aggregate net asset value of less than an
                                                                           amount determined from time to time by the
                                                                           Trustees; or (ii) to the extent that such
                                                                           shareholder own shares equal to or in excess of a
                                                                           percentage determined from time to time by the
                                                                           Trustees of the outstanding shares of the Trust or
                                                                           of any series or class thereof.


DISSOLUTION AND       Unless dissolved under the DE Declaration, the DE    Unless terminated as described below, the Trust
TERMINATION EVENTS    Trust has a perpetual existence.  The DE Trust may   shall continue without limitation of time.  The
                      be dissolved at any time by vote of a majority of    Trust may be terminated at any time by vote of at
                      the shares of the DE Trust entitled to vote or by    least 66-2/3% of the shares of each series
                      the board by written notice to the shareholders.     entitled to vote and voting separately by series
                      Any series may be dissolved at any time by vote of   or by the Trustees by written notice to the
                      a majority of the shares of that series or by the    shareholders. Any series may be terminated at any
                      board by written notice to the shareholders of       time by vote of at least 66-2/3% of the shares of
                      that series.                                         that series or by the Trustees by written notice
                                                                           to the shareholders of that series.


LIQUIDATION UPON      Under the Delaware Act, a DST that has dissolved     The Massachusetts Statute does not contain
DISSOLUTION OR        shall first pay or make reasonable provision to      specific provisions with respect to the
TERMINATION           pay all known claims and obligations, including      liquidation upon dissolution or termination of an
                      those that are contingent, conditional and           MBT.
                      unmatured, and all known claims and obligations
                      for which the claimant is unknown. Any remaining
                      assets shall be distributed to the shareholders or
                      as otherwise provided in the governing instrument.

                      Under the Delaware Act, a series that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument.

                      The DE Declaration provides that, upon dissolution   The MA Declaration provides that, upon termination
                      of the DE Trust, the trustees shall (in accordance   of the Trust (or any series, as the case may be),
                      with the Delaware Act) pay or make reasonable        after paying or otherwise providing for all
                      provision to pay all claims and obligations of       charges, taxes, expenses and liabilities
                      each series (or the particular dissolved series,     belonging, severally, to each series (or the
                      as the case may be), including all contingent,       applicable series, as the case may be), whether

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      conditional or unmatured claims and obligations      due or accrued or anticipated as may be determined
                      known to the Trust, whether or not the identity of   by the Trustees, the Trust shall in accordance
                      the claimant is known.  If the series has            with such procedures as the Trustees consider
                      sufficient assets, such claims, obligations and,     appropriate reduce the remaining assets belonging,
                      if any, provisions for payment will be paid in       severally, to each series (or the applicable
                      full.  If the series has insufficient assets, such   series, as the case may be), to distributable form
                      claims, obligations and, if any, provisions for      in cash or shares or other securities, or any
                      payment will be paid according to their priority     combination thereof, and distribute the proceeds
                      and, among claims and obligations of equal           belonging to each series (or the applicable
                      priority, ratably to the extent of available         series, as the case my be), to the shareholders of
                      assets.  Any remaining assets (including without     that series, ratably according to the number of
                      limitation, cash, securities or any combination      shares of that series held by the several
                      thereof) of the series shall be distributed to the   shareholders on the date of termination.
                      shareholders of such series, ratably according to
                      the number of shares of such series held by the
                      shareholders on the record date for such
                      dissolution distribution.

VOTING RIGHTS,        Under the Delaware Act, the governing instrument     The Massachusetts Statute does not contain
MEETINGS, NOTICE,     may set forth any provision relating to trustee      specific provisions with respect to the voting
QUORUM, RECORD        and shareholder voting rights, including the         rights of the shareholders of an MBT.
DATES AND PROXIES     withholding of such rights from certain trustees
                      or shareholders. If voting rights are granted, the
                      governing instrument may contain any provision
                      relating to meetings, notice requirements, written
                      consents, record dates, quorum requirements,
                      voting by proxy and any other matter pertaining to
                      the exercise of voting rights. The governing
                      instrument may also provide for the establishment
                      of record dates for allocations and distributions
                      by the DST.

                      The DE Declaration provides that, subject to its     The MA Declaration provides that shareholders
                      provisions regarding voting by series or class,      shall have power to vote only (i) for the election
                      the shareholders have the power to vote only (i)     of Trustees as provided in the MA Declaration,
                      for the election of trustees, including filling      (ii) with respect to any amendment of the MA
                      vacancies on the board pursuant to the DE            Declaration to the extent and as provided for
                      Declaration; (ii) with respect to such additional    therein, (iii) to the same extent as the
                      matters relating to the Trust as may be required     stockholders of a Massachusetts business
                      by the DE Declaration, DE By-Laws, 1940 Act or any   corporation as to whether or not a court action,
                      registration statement of the Trust filed with the   proceeding or claim should be or should not be
                      SEC; and (iii) on such other matters as the board    brought or maintained derivatively or as a class
                      may consider necessary or desirable.                 action on behalf of the Trust or the shareholders,
                                                                           (iv) with respect to the termination of the Trust
                                                                           or any series to the extent and as provided in the
                                                                           MA Declaration, and (v) with respect to such
                                                                           additional matters relating to the Trust as may be
                                                                           required by the MA Declaration, the MA By-Laws or
                                                                           any registration of the Trust with the Commission
                                                                           (or any successor agency) or any state, or as the
                                                                           Trustees may consider necessary or desirable.

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                                                                           At any time when no shares of a series or class
                                                                           thereof are outstanding, the Trustees may exercise
                                                                           all rights of shareholders of that series or class
                                                                           thereof with respect to matters affecting that
                                                                           series and may with respect to that series or
                                                                           class thereof take any action required by law, the
                                                                           MA Declaration or the MA By-Laws to be taken by
                                                                           the shareholders.

                      One Vote Per Share                                   One Vote Per Share
                      The shareholder of record (on the record date        The MA Declaration provides that each whole share
                      established pursuant to the DE Declaration,          shall be entitled to one vote as to any matter on
                      Article V, Section 5) of each share shall be         which it is entitled to vote and each fractional
                      entitled to one vote for each full share, and a      share shall be entitled to a proportionate
                      fractional vote for each fractional share.           fractional vote.

                      Voting by Series or Class                            Voting by Series or Class
                      The DE Declaration provides that all shares of the   The MA Declaration provides that, except as
                      DE Trust entitled to vote on a matter shall vote     otherwise provided therein, the shareholders of
                      on the matter, separately by series and, if          any particular series or class shall not be
                      applicable, by class; provided that: (i) where the   entitled to vote on any matters as to which such
                      1940 Act requires all shares of the DE Trust to be   series or class is not affected.  On any matter
                      voted in the aggregate without differentiation       submitted to a vote of shareholders, all shares of
                      between the separate series or classes, then all     the Trust then entitled to vote shall be voted by
                      of the DE Trust's shares shall vote in the           individual series and class thereof, unless
                      aggregate; and (ii) if any matter affects only the   otherwise required by the 1940 Act or other
                      interests of some but not all series or classes,     applicable law or as specifically required under
                      then only the shareholders of such affected series   the MA Declaration or the MA Bylaws or as
                      or classes shall be entitled to vote on the matter.  otherwise determined by the Trustees.  If any question on which the shareholders are entitled to
                                                                           vote would adversely affect the rights of any
                                                                           series or class of shares, the vote of a majority
                                                                           (or such larger vote as may be required) of the
                                                                           shares of such series or class which are entitled
                                                                           to vote, voting separately, shall be required to
                                                                           decide such question.

                      Shareholders' Meetings                               Shareholders' Meetings
                      The Delaware Act does not mandate annual             The MA Statute does not mandate that an MBT hold
                      shareholders' meetings.                              annual shareholders' meetings.

                      The DE Declaration provides that a shareholders'     The MA Declaration provides that no annual or
                      meeting may be called by the board for the purpose   regular meeting of shareholders is required.  The
                      of electing trustees, for such other purposes as     MA Declaration also provides that meetings of the
                      may be prescribed by law, the DE Declaration or      shareholders may be called by the Trustees for the
                      the DE By-Laws, and for the purpose of taking        purpose of electing Trustees as provided for
                      action upon any other matter deemed by the board     therein and for such other purposes as may be
                      to be necessary or desirable.  Also, a meeting of    prescribed by law, by the MA Declaration or by the
                      shareholders for the purpose of electing one or      MA By-Laws.  Meetings of the shareholders may also
                      more trustees may be called, to the extent           be called by the Trustees from time to time for
                      provided by the 1940 Act and the rules and           the purpose of taking action upon any other matter
                      regulations thereunder, by the shareholders.         deemed by the Trustees to be necessary or

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      The DE By-Laws provide that a shareholders'          desirable.  A meeting of shareholders may be held
                      meeting may be called at any time by the board,      at any place designated by the Trustees.  Written
                      the Chairperson or the President.  If the Trust is   notice of any meeting of shareholders shall be
                      required under the 1940 Act to hold a                given or caused to be given by the Trustees by
                      shareholders' meeting to elect trustees, the         mailing such notice at least seven days before
                      meeting shall be deemed an "annual meeting" for      such meeting, postage prepaid, stating the time
                      that year for purposes of the 1940 Act.              and place of the meeting, to each shareholder at
                                                                           the shareholder's address as it appears on the
                                                                           records of the Trust. Whenever notice of a
                                                                           meeting is required to be given to a shareholder
                                                                           under the MA Declaration or the MA By-Laws, a
                                                                           written waiver thereof, executed before or after
                                                                           the meeting by such shareholder or his or her
                                                                           attorney thereunto authorized and filed with the
                                                                           records of the meeting, shall be deemed equivalent
                                                                           to such notice.

                                                                           The MA By-Laws provide that a meeting of the
                                                                           shareholders may be called at any time by the
                                                                           Board of Trustees, the Chairperson (as defined
                                                                           therein) or by the President (as defined therein).
                                                                           If the Trust is required, under the 1940 Act, or
                                                                           otherwise, to hold a shareholders' meeting to
                                                                           elect Trustees, the meeting shall be deemed an
                                                                           "annual meeting" for that year, including for
                                                                           purposes of the 1940 Act.

                      The DE By-Laws provide that notice of any            The MA By-Laws also provide that all notices of
                      shareholders' meeting shall be sent or otherwise     meetings of shareholders shall be sent or
                      given not less than seven nor more than one          otherwise given, (as described below) not less
                      hundred and twenty  days before the date of the      than seven (7) nor more than one-hundred twenty
                      meeting.  The notice shall specify (i) the place,    (120) days before the date of the meeting. The
                      date and hour of the meeting, and (ii) the general   notice shall specify (i) the place, date and hour
                      nature of the business to be transacted.   The       of the meeting, and (ii) the general nature of the
                      notice of any meeting at which trustees are to be    business to be transacted. The notice of any
                      elected also shall include the name of any           meeting at which Trustees are to be elected also
                      nominee(s) who, at the time of the notice, are       shall include the name of any nominee or nominees
                      intended to be presented for election. Except with   whom at the time of the notice are intended to be
                      respect to adjournments as provided in the DE        presented for election. Except with respect to
                      By-Laws, no business shall be transacted at such     adjournments as provided for in the MA By-Laws, no
                      meeting other than that specified in the notice.     business shall be transacted at such meeting other
                                                                           than that specified in the notice.

                      Notice of any shareholders' meeting shall be given   Notice of any meeting of shareholders shall be
                      either personally or by first-class mail, courier    given either personally or by first-class mail,
                      or telegraphic, facsimile, electronic mail or        courier or telegraphic, facsimile, electronic mail
                      other written communication, charges prepaid,        or other written communication, charges prepaid,
                      addressed to the shareholder at the address of       addressed to the shareholder at the address of
                      that shareholder appearing on the books of the DE    that shareholder appearing on the books of the
                      Trust or its transfer agent or given by the          Trust or its transfer agent or given by the
                      shareholder to the DE Trust for the purpose of       shareholder to the Trust for the purpose of
                      notice.  If no such address appears on the DE        notice. If no such address appears on the Trust's
                      Trust's books or is given, notice is deemed to       books or is given, notice shall be deemed to have

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      have been given if sent to that shareholder by       been given if sent to that shareholder by
                      first-class mail, courier, or telegraphic,           first-class mail, courier, or telegraphic,
                      facsimile, electronic mail or other written          facsimile, electronic mail or other written
                      communication to the DE Trust's principal            communication to the Trust's principal executive
                      executive office.  Notice shall be deemed to have    office. Notice shall be deemed to have been given
                      been given at the time when delivered personally     at the time when delivered personally or deposited
                      or deposited in the mail, with a courier or sent     in the mail, with a courier or sent by telegram,
                      by telegram, facsimile, electronic mail or other     facsimile, electronic mail or other means of
                      means of written communication.                      written communication.

                      If any notice addressed to a shareholder, at the     If any notice addressed to a shareholder at the
                      address on record with the DE Trust, is returned     address of that shareholder appearing on the books
                      to the DE Trust marked to indicate the notice        of the Trust is returned to the Trust marked to
                      cannot be delivered at that address, all future      indicate that the notice to the shareholder cannot
                      notices or reports shall be deemed to have been      be delivered at that address, all future notices
                      duly given without further mailing, or substantial   or reports shall be deemed to have been duly given
                      equivalent thereof, if such notices shall be         without further mailing, or substantial equivalent
                      available to the shareholder on written demand of    thereof, if such notices shall be available to the
                      the shareholder at the offices of the DE Trust for   shareholder on written demand of the shareholder
                      one year from the date of giving the notice.         at the principal executive office of the Trust for
                                                                           a period of one year from the date of the giving
                                                                           of the notice.


                      Record Dates                                         Record Dates
                      As set forth above, the Delaware Act authorizes      The Massachusetts Statute does not contain a
                      the governing instrument of a DST to set forth any   specific provision that addresses the record dates
                      provision relating to record dates.                  of meetings of shareholders of an MBT.

                      The DE Declaration provides that, for purposes of    The MA Declaration provides that, for the purpose
                      determining the shareholders entitled to notice      of determining the shareholders who are entitled
                      of, or to vote at, any shareholders' meeting or      to vote or act at any meeting or any adjournment
                      entitled to give consent to action without a         thereof, the Trustees may from time to time fix a
                      meeting, the board may fix in advance a record       time as the record date for determining the
                      date that may not be more than one hundred and       shareholders having the right to notice of and to
                      eighty days nor less than seven days before the      vote at such meeting and any adjournment thereof,
                      date of the shareholders' meeting.                   and in such case only shareholders of record on
                                                                           the record date shall have such right,
                                                                           notwithstanding any transfer of shares on the
                                                                           books of the Trust after the record date.  Without
                                                                           fixing a record date, the Trustees may close the
                                                                           register or transfer books for all or any part of
                                                                           the period between a record date and a meeting of
                                                                           shareholders.  The MA Declaration further provides
                                                                           that nothing contained therein shall be construed
                                                                           as precluding the Trustees from setting different
                                                                           record dates for different series.

                      Pursuant to the DE Declaration, if the board does    The MA By-Laws provide that the Board of Trustees
                      not fix a record date:  (i) the record date for      may fix a date not more than ninety (90) days
                      determining shareholders entitled to notice of,      before the date of a meeting of shareholders.  In
                      and to vote at, a meeting will be at the close of    the absence of such fixed record date: (i) the
                      business on the business day next preceding the      date for determination of shareholders shall be
                      day on which notice is given, or, if notice is       the later of the close of business on the day on

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      waived, at the close of business on the business     which notice of the meeting is mailed or the
                      day which is five business days next preceding to    thirtieth day before the meeting; and (ii) the
                      the day on which the meeting is held; and (ii) the   date for determining shareholders entitled to
                      record date for determining shareholders entitled    receive payment of a dividend or an allotment of
                      to give consent to action in writing without a       any rights shall be the close of business on the
                      meeting, (a) when no prior action by the board has   day on which the resolution of the Board of
                      been taken, shall be the day on which the first      Trustees is adopted.
                      written consent is given, or (b) when prior action
                      of the board has been taken, shall be the close of
                      business on the day on which the board adopts the
                      resolution taking such prior action or the
                      seventy-fifth day before the date of such other
                      action, whichever is later.

                      To determine the shareholders of the DE Trust or any series or class thereof entitled to payment of a dividend or any other distribution of assets of the DE Trust or any series or class thereof, the DE Declaration authorizes the board, from time to time, to fix a record date, which shall be before the date for the payment of such dividend or such other distribution. The board may set different record dates for different series or classes.

                      Quorum for Shareholders' Meeting                     Quorum for Shareholders' Meeting
                      To transact business at a shareholders' meeting,     The MA Declaration provides that, except when a
                      the DE Declaration provides that, except when a      larger quorum is required by the 1940 Act or other
                      larger quorum is required by applicable law,         applicable law, the MA By-Laws or the MA
                      thirty-three and one-third percent of the shares     Declaration, 10% of the shares entitled to vote
                      present in person or represented by proxy and        shall constitute a quorum at a shareholders'
                      entitled to vote at the meeting shall constitute a   meeting.  Any meeting of shareholders may be
                      quorum at such meeting.  When a separate vote by     adjourned from time to time by a majority of the
                      one or more series or classes is required,           votes properly cast upon the question, whether or
                      thirty-three and one-third percent of the shares     not a quorum is present, and the meeting may be
                      of each such series or class present in person or    held as adjourned within a reasonable time after
                      represented by proxy and entitled to vote shall      the date set for the original meeting without
                      constitute a quorum at such series or class          further notice.
                      shareholders' meeting.

                      Shareholder Vote                                     Shareholder Vote
                      The DE Declaration provides that, subject to any     The MA By-Laws provide that, when a quorum is
                      provision of the DE Declaration, the DE By-Laws or   present at any meeting, a majority of the shares
                      applicable law that requires a different vote: (i)   voted shall decide any questions and a plurality
                      in all matters other than the election of            shall elect a Trustee, except when a larger vote
                      trustees, the affirmative vote of the majority of    is required by any provision of the MA
                      votes cast at a shareholders' meeting at which a     Declaration, the MA By-Laws or the 1940 Act or
                      quorum is present shall be the act of the            other applicable law.
                      shareholders; and (ii) trustees shall be elected
                      by a plurality of the votes cast at a
                      shareholders' meeting at which a quorum is
                      present.

                      Shareholder Vote on Certain Transactions             Shareholder Vote on Certain Transactions
                      Pursuant to the DE Declaration, the board, by act    The MA Declaration provides that the Trustees may
                      of a majority of the trustees, may cause the         cause the assets of the Trust or the assets of any
                      merger or consolidation with or into one or more     one or more series to be merged into or
                      statutory trusts or other business entities          consolidated with another trust or company, or to
                      formed, organized or existing under the laws of      the Trust to be held as assets belonging to

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      the State of Delaware, any other state, the United   another series, or its shares exchanged under or
                      States or any foreign country or other foreign       pursuant to any state or federal statute, if any,
                      jurisdiction.  Any such merger or consolidation      or otherwise to the extent permitted by law, if
                      shall not require the vote of the shareholders       such merger or consolidation or share exchange has
                      affected thereby, unless such vote is required by    been authorized by vote of a majority of the
                      the 1940 Act, or unless such merger or               outstanding shares, as such phrase is defined in
                      consolidation would result in an amendment of the    the 1940 Act; provided that in all respects not
                      DE Declaration that would otherwise require the      governed by statute or applicable law, the
                      approval of such shareholders.  Also, the board,     Trustees shall have power to prescribe the
                      by act of a majority of the trustees, may cause      procedure necessary or appropriate to accomplish a
                      (i) the DE Trust to convert to a common-law trust,   sale of assets, merger or consolidation.
                      a general partnership, limited partnership or a
                      limited liability company organized, formed or
                      created under Delaware state law as permitted
                      under the Delaware Act; (ii) the shares of the DE
                      Trust or any series to be converted into
                      beneficial interests in another statutory trust
                      (or series thereof) created pursuant to the DE
                      Declaration; (iii) the shares to be exchanged
                      under or pursuant to any state or federal statute
                      to the extent permitted by law; or (iv) the DE
                      Trust to sell or transfer all or substantially all
                      of the assets of the DE Trust or any one or more
                      of its series to another trust, statutory trust,
                      partnership, limited partnership, limited
                      liability company, association or corporation
                      organized under the laws of any state, or to one
                      or more separate series thereof, or to the DE
                      Trust to be held as assets of one or more other
                      series of the DE Trust, in exchange for cash,
                      shares or other securities (which may include
                      shares of such other series) whether or not such
                      sale or transfer is subject to the liabilities of
                      the series the assets of which are so sold or
                      transferred; provided that, if required by the
                      1940 Act, no such statutory conversion, share
                      conversion, share exchange or sale or transfer of
                      assets shall be effective unless approved (at a
                      shareholders' meeting called for that purpose) by
                      the "vote of a majority of the outstanding voting
                      securities," as defined in the 1940 Act, of the DE
                      Trust or series, as applicable.

                      Cumulative Voting                                    Cumulative Voting
                      The DE Declaration provides that shareholders are    The MA Declaration provides that there shall be no
                      not entitled to cumulative voting in the election    cumulative voting in the election of Trustees.
                      of trustees or on any other matter.

                      Proxies                                              Proxies
                      Under the Delaware Act, unless otherwise provided    The MA Statute does not contain specific
                      in the governing instrument of a DST, on any         provisions with respect to the shareholders of an
                      matter that is to be voted on by the trustees or     MBT voting by proxy.
                      the shareholders, the trustees or shareholders (as
                      applicable) may vote in person or by proxy and       The MA Declaration provides that shares may be
                      such proxy may be granted in writing, by means of    voted in person or by proxy. A proxy with respect

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      "electronic transmission" (as defined in the         to shares held in the name of two or more persons
                      Delaware Act) or as otherwise permitted by           shall be valid if executed by any one of them
                      applicable law.  Under the Delaware Act, the term    unless at or prior to exercise of the proxy the
                      "electronic transmission" is defined as any form     Trust receives a specific written notice to the
                      of communication not directly involving the          contrary from any one of them. A proxy purporting
                      physical transmission of paper that creates a        to be executed by or on behalf of a shareholder
                      record that may be retained, retrieved and           shall be deemed valid unless challenged at or
                      reviewed by a recipient thereof and that may be      prior to its exercise and the burden of proving
                      directly reproduced in paper form by such a          the invalidity shall rest on the challenger.
                      recipient through an automated process.

                      The DE Declaration provides that shares may be       The MA By-Laws provide that every shareholder
                      voted in person or by proxy.  The DE By-Laws         entitled to vote for Trustees or on any other
                      permit a shareholder to authorize another            matter shall have the right to do so either in
                      person(s) to act as proxy by signing the proxy and   person or by one or more agents authorized by a
                      filing it with the secretary of the DE Trust.  A     written proxy signed by the shareholder and filed
                      proxy is deemed signed if the shareholder's name     with the Secretary of the Trust. A proxy shall be
                      is placed on the proxy (whether by manual            deemed signed if the shareholder's name is placed
                      signature, typewriting, telegraphic transmission,    on the proxy (whether by manual signature,
                      electronic transmission or otherwise) by the         typewriting, telegraphic transmission or
                      shareholder or the shareholder's                     otherwise) by the shareholder or the shareholder's
                      attorney-in-fact.  A validly executed proxy that     attorney-in-fact.  A validly executed proxy which
                      does not state that it is irrevocable continues in   does not state that it is irrevocable shall
                      full force and effect unless (i) revoked by the      continue in full force and effect unless (i)
                      shareholder executing it by a written notice         revoked by the shareholder executing it by a
                      delivered to the DE Trust prior to the exercise of   written notice delivered to the Trust prior to the
                      the proxy or by the shareholder's execution of a     exercise of the proxy or by the shareholder's
                      subsequent proxy or attendance and vote in person    execution of a subsequent proxy or attendance and
                      at the meeting; or (ii) written notice of the        vote in person at the meeting; or (ii) written
                      death or incapacity of the shareholder is received   notice of the death or incapacity of the
                      by the DE Trust before the proxy's vote is           shareholder is received by the Trust before the
                      counted.  Unless a proxy expressly provides          proxy's vote is counted; provided, however, that
                      otherwise, it is not valid more than eleven months   no proxy shall be valid after the expiration of
                      after its date. In addition, the DE By-Laws          eleven (11) months from the date of the proxy
                      provide that the revocability of a proxy that        unless otherwise provided in the proxy.  The
                      states on its face that it is irrevocable shall be   revocability of a proxy that states on its face
                      governed by the provisions of the General            that it is irrevocable shall be governed by the
                      Corporation Law of the State of Delaware.            applicable provisions of the Business Corporation
                                                                           Law of the Commonwealth of Massachusetts.

                      The DE By-Laws provide that the DE Trust may         The MA By-Laws further provide that, with respect
                      accept proxies by electronic transmission (as        to any shareholders' meeting, the Trust may accept
                      defined in the Delaware Act) or telephonic,          proxies by any electronic, telephonic,
                      computerized, telecommunications or any other        computerized, telecommunications or other
                      reasonable alternative to the execution of a         reasonable alternative to the execution of a
                      written instrument authorizing the proxy to act,     written instrument authorizing the proxy to act,
                      provided the shareholder's authorization is          provided the shareholder's authorization is
                      received within eleven months before the meeting.    received within eleven (11) months before the
                      A proxy with respect to shares held in the name of   meeting.  A proxy with respect to shares held in
                      two or more persons is valid if executed by any      the name of two or more Persons shall be valid if
                      one of them unless at or prior to exercise of the    executed by any one of them unless at or prior to
                      proxy the DE Trust receives a specific written       exercise of the proxy the Trust receives a
                      notice to the contrary from any one of them.  A      specific written notice to the contrary from any
                      proxy purporting to be executed by or on behalf of   one of them.  A proxy purporting to be executed by
                      a shareholder shall be deemed valid unless           or on behalf of a shareholder shall be deemed
                      challenged at or prior to its exercise and the       valid unless challenged at or prior to its
                      burden of proving invalidity shall rest with the     exercise and the burden of proving invalidity
                      challenger.                                          shall rest with the challenger.

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      Action by Written Consent                            Action by Written Consent
                      Under the Delaware Act, unless otherwise provided    The MA Statute does not contain specific
                      in the governing instrument of a DST, on any         provisions with respect to action taken by written
                      matter that is to be voted on by the trustees or     consent of the shareholders or the trustees of an
                      the shareholders, such action may be taken without   MBT.
                      a meeting, without prior notice and without a vote
                      if a written consent(s), setting forth the action
                      taken, is (are) signed by the trustees or
                      shareholders (as applicable) having not less than
                      the minimum number of votes that would be
                      necessary to take such action at a meeting at
                      which all trustees or interests in the DST (as
                      applicable) entitled to vote on such action were
                      present and voted.  Unless otherwise provided in
                      the governing instrument, a consent transmitted by
                      "electronic transmission" (as defined in the
                      Delaware Act) by a trustee or shareholder (as
                      applicable) or by a person(s) authorized to act
                      for a trustee or shareholder (as applicable) will
                      be deemed to be written and signed for this
                      purpose.

                      Shareholders. The DE Declaration authorizes          Shareholders. The MA Declaration provides that
                      shareholders to take action without a meeting and    any action taken by shareholders may be taken
                      without prior notice if a written consent(s)         without a meeting if shareholders holding a
                      setting forth the action taken is (are) signed by    majority of the shares entitled to vote on the
                      the holders of not less than the minimum number of   matter (or such larger proportion thereof as shall
                      votes that would be necessary to authorize or take   be required by any express provision of the MA
                      that action at a meeting at which all shares         Declaration or by the MA Bylaws) and/or holding a
                      entitle to vote on that action were present and      majority (or such larger proportion as aforesaid)
                      voted.  Any shareholder giving a written consent,    of the shares of any series or class entitled to
                      the shareholder's proxy holders, or a personal       vote separately on the matter consent to the
                      representative of the shareholder may revoke the     action in writing and such written consents are
                      consent by a writing received by the secretary of    filed with the records of the meetings of
                      the DE Trust before written consents of the number   shareholders. Such consent shall be treated for
                      of shares required to authorize the proposed         all purposes as a vote taken at a meeting of
                      action have been filed with the secretary. If the    shareholders.
                      consents of all shareholders entitled to vote have
                      not been solicited in writing and if the unanimous
                      written consent of all such shareholders have not
                      been received, the secretary shall give prompt
                      notice of the action taken without a meeting to
                      such shareholders. This notice shall be given in
                      the manner specified in the DE By-Laws.

                      Board of Trustees.  The DE Declaration authorizes    Board of Trustees.  The MA By-Laws provide that,
                      the board or any committee of the board to take      except as required by law, including the 1940 Act
                      action without a meeting if a majority of the        and the rules and regulations thereunder, on any
                      members of the board, or committee thereof, as the   matter required or permitted to be voted on by the
                      case may be, collectively consent in writing to      Board of Trustees or a committee of the Board of
                      that action.                                         Trustees, the Board of Trustees or committee

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      The DE By-Laws provide that, except as required by   thereof may take such action without a meeting,
                      law, including the 1940 Act and the rules and        without prior notice and without a vote, if a
                      regulations thereunder, on any matter required or    consent or consents in writing, setting forth the
                      permitted to be voted on by the board or a           action so taken, shall be signed by the Trustees
                      committee of the board, the board or committee       having not less than the minimum number of votes
                      thereof may take such action without a meeting,      that would be necessary to authorize or take such
                      without prior notice and without a vote, if a        action at a meeting at which all Trustees entitled
                      consent or consents in writing, setting forth the    to vote thereon were present and voted.
                      action so taken, shall be signed by the trustees
                      having not less than the minimum number of votes
                      that would be necessary to authorize or take such
                      action at a meeting at which all trustees entitled
                      to vote thereon were present and voted.

REMOVAL OF TRUSTEES   The governing instrument of a DST may contain any    The MA Statute does not contain specific
                      provision relating to the removal of trustees;       provisions with respect to the removal of the
                      provided however, that there shall at all times be   trustees of an MBT.
                      at least one trustee of the DST.

                      Under the DE Declaration, any trustee may be         The MA Declaration provides that the Trustees may
                      removed, with or without cause, by the board, by     remove Trustees with or without cause.
                      action of a majority of the trustees then in
                      office at a duly constituted meeting.
                      Shareholders have the power to remove a trustee
                      only to the extent provided by the 1940 Act and
                      the rules and regulations thereunder.

VACANCIES ON BOARD    The DE Declaration provides that vacancies on the    The MA Declaration provides that the Trustees may
OF TRUSTEES           board may be filled by action of a majority of the   fill vacancies on the Board of Trustees, including
                      trustees then in office at a duly constituted        vacancies arising from an increase in the number
                      meeting.  No such vacancy shall operate to           of Trustees.  No such vacancy shall operate to
                      dissolve the DE Trust or any of its series or to     annul the MA Declaration or to revoke any existing
                      revoke any existing agency created pursuant to the   agency created pursuant to the terms of the MA
                      terms of the DE Declaration.  Whenever a vacancy     Declaration.
                      in the board occurs, until such vacancy is filled
                      as provided in the DE Declaration, the trustee(s)
                      in office, regardless of the number, shall have
                      all the powers granted to the board and shall
                      discharge all the duties imposed upon the board by
                      the DE Declaration.  In the event of the death,
                      declination, resignation, retirement, removal,
                      declaration as bankrupt or incapacity of all of
                      the then trustees, the DE Trust's investment
                      adviser(s) is (are) empowered to appoint new
                      trustees subject to the provisions of Section
                      16(a) of the 1940 Act.

                      The DE By-Laws provide that vacancies in the board   The MA By-Laws provide that vacancies in the Board
                      may be filled by a majority of the remaining         of Trustees may be filled by a majority of the
                      trustees, though less than a quorum, or by a sole    remaining Trustees, though less than a quorum, or
                      remaining trustee, unless the board calls a          by a sole remaining Trustee, unless the Board of
                      meeting of shareholders for the purpose of filling   Trustees calls a meeting of shareholders for the
                      such vacancies; provided that, whenever and for so   purpose of filling such vacancies.
                      long as the DE Trust is a participant in or          Notwithstanding the above, whenever and for so

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      otherwise has in effect a plan under Rule 12b-1      long as the Trust is a participant in or otherwise
                      under the 1940 Act, the selection and nomination     has in effect a plan under which the Trust may be
                      of the trustees who are not "interested persons"     deemed to bear expenses of distributing its shares
                      of the DE Trust, as defined in the 1940 Act (the     as that practice is described in Rule 12b-1 under
                      "Independent Trustees"), is committed to the         the 1940 Act, then the selection and nomination of
                      discretion of the Independent Trustees.  If all      the Trustees who are not "interested persons" of
                      trustee offices become vacant, an authorized         the Trust, as that term is defined in the 1940 Act
                      officer of Delaware Management Company, a series     (the "Independent Trustees") shall be, and is,
                      of Delaware Management Business Trust, or any        committed to the discretion of the Independent
                      successor entity thereto or affiliate thereof        Trustees.
                      serving as investment adviser to the DE Trust
                      ("DMC"), on behalf DMC, shall serve as the sole      The MA By-Laws further provide that, in the event
                      remaining trustee effective upon the vacancy in      that all Trustee offices become vacant, an
                      the office of the last trustee.  In such case,       authorized officer of Delaware Management Company,
                      such officer of DMC, as the sole remaining           a series of Delaware Management Business Trust, or
                      trustee, shall, as soon as practicable, fill all     any successor entity thereto or affiliate thereof
                      of the vacancies on the board of Trustees;           serving as investment adviser to the Trust
                      provided that, upon filling such vacancies, the      ("DMC"), on behalf DMC, shall serve as the sole
                      percentage of trustees who are Independent           remaining Trustee effective upon the vacancy in
                      Trustees shall be no less than that required by      the office of the last Trustee.  In such case,
                      the 1940 Act.  Thereupon, such officer of DMC        such officer of DMC, as the sole remaining
                      shall resign as trustee and a meeting of the         Trustee, shall, as soon as practicable, fill all
                      shareholders shall be called, as required by the     of the vacancies on the Board of Trustees;
                      1940 Act, for the election of trustees.              provided, however, that, upon filling such
                                                                           vacancies, the percentage of Trustees who are
                                                                           Independent Trustees of the Trust shall be no less
                                                                           than that required by the 1940 Act.  Thereupon,
                                                                           such officer of DMC shall resign as Trustee and a
                                                                           meeting of the shareholders shall be called, as
                                                                           required by the 1940 Act, for the election of
                                                                           Trustees.

                                                                           The MA By-Laws also provide that whenever a
                                                                           vacancy in the Board of Trustees shall occur (by
                                                                           reason of death, resignation, removal, an increase
                                                                           in the authorized number of Trustees or other
                                                                           cause), until such vacancy is filled as provided
                                                                           herein or the number of authorized Trustees
                                                                           constituting the Board of Trustees is decreased
                                                                           pursuant to the MA Declaration, the Trustee(s)
                                                                           then in office, regardless of the number and even
                                                                           if less than a quorum, shall have all the powers
                                                                           granted to the Board of Trustees and shall
                                                                           discharge all the duties imposed upon the Board of
                                                                           Trustees by the MA Declaration and the MA By-Laws
                                                                           as though such number constitutes the entire Board
                                                                           of Trustees.

SHAREHOLDER           Under the Delaware Act, except to the extent         The Massachusetts Statute does not include an
LIABILITY             otherwise provided in the governing instrument of    express provision relating to the limitation of
                      a DST, shareholders of a DST are entitled to the     liability of the beneficial owners of an MBT.
                      same limitation of personal liability extended to    Therefore, the owners of an MBT could potentially
                      shareholders of a private corporation organized      be liable for the obligations of the MBT,
                      for profit under the General Corporation Law of      notwithstanding any express provision in the
                      the State of Delaware (such shareholders are         governing instrument stating that the beneficial
                      generally not liable for the obligations of the      owners are not personally liable in connection
                      corporation).                                        with trust property or the acts, obligations or
                                                                           affairs of the MBT.

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      Under the DE Declaration, shareholders are           The MA By-Laws provide that, in case any
                      entitled to the same limitation of personal          shareholder or former shareholder shall be held to
                      liability as that extended to shareholders of a      be personally liable solely by reason of his or
                      private corporation organized for profit under the   her being or having been a shareholder of the
                      General Corporation Law of the State of Delaware.    Trust or of a particular series or class thereof
                      However, the board may cause any shareholder to      and not because of his or her acts or omissions or
                      pay for charges of the DE Trust's custodian or       for some other reason, the shareholder or former
                      transfer, dividend disbursing, shareholder           shareholder (or his or her heirs, executors,
                      servicing or similar agent by setting off such       administrators or other legal representatives or
                      amount due from such shareholder from (i) declared   in the case of a corporation or other entity, its
                      but unpaid dividends or distributions owed such      corporate or other general successor) shall be
                      shareholder, or (ii) a reduction in the number of    entitled out of the assets of the series or in the
                      shares in the account of such shareholder by that    case of a class, allocable to such class, of which
                      number of full and/or fractional shares which        he is a shareholder or former shareholder to be
                      represents the outstanding amount of such charges    held harmless from the indemnified against all
                      due from such shareholder.                           loss and expense arising from such liability.

TRUSTEE/AGENT         Subject to the provisions in the governing           The Massachusetts Statute does not include an
LIABILITY             instrument, the Delaware Act provides that a         express provision limiting the liability of the
                      trustee or any other person appointed, elected or    trustees of an MBT.  The trustees of an MBT could
                      engaged to manage the DST, when acting in such       potentially be held personally liable for the
                      capacity, will not be personally liable to any       obligations of the MBT.
                      person other than the DST or a shareholder of the
                      DST for any act, omission or obligation of the DST
                      or any trustee. To the extent that at law or in
                      equity, a trustee has duties (including fiduciary
                      duties) and liabilities to the DST and its
                      shareholders, such duties and liabilities may be
                      expanded or restricted by the governing instrument.

                      The DE Declaration provides that to the fullest      The MA Declaration provides that the Trustees
                      extent that limitations on the liability of          shall not be responsible for liable in any event
                      trustees and officers are permitted by the           for any neglect or wrong-doing of any officer,
                      Delaware Act, the officers and trustees are not      agent, employee, manager or principal underwriter
                      responsible or liable in any event for any act or    of the Trust, nor shall any Trustee be responsible
                      omission of any agent, employee, investment          for the act or omission of any other Trustee, but
                      adviser or principal underwriter of the DE Trust,    nothing therein contained shall protect any
                      or with respect to each trustee and officer, the     Trustee against any liability to which he would
                      act or omission of any other trustee or officer,     otherwise be subject by reason of willful
                      respectively.  This limitation on liability          misfeasance, bad faith, gross negligence or
                      applies to events occurring at the time the person   reckless disregard of the duties involved in the
                      serves as a trustee or officer of the DE Trust       conduct of his or her office.
                      whether or not such person is a trustee or officer
                      at the time of any proceeding in which liability     The MA Declaration further provides that every
                      is asserted.  Nothing in the DE Declaration          note, bond, contract, instrument, certificate or
                      protects any officer or trustee from or against      undertaking and every other act or thing
                      any liability to the DE Trust or any shareholder     whatsoever issued, executed or done by or on

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      to which such officer or trustee would otherwise     behalf of the Trust or the Trustees or any of them
                      be subject by reason of willful misfeasance, bad     in connection with the Trust shall be conclusively
                      faith, gross negligence or reckless disregard of     deemed to have been issued, executed or done only
                      the duties involved in the conduct of such           in or with respect to their or his or her capacity
                      person's office (such reasons referred to as         as Trustees or Trustee, and such Trustees or
                      "Disqualifying Conduct").  Every contract, act or    Trustee shall not be personally liable thereon.
                      document whatsoever issued, executed or done by or
                      on behalf of the DE Trust, the officers or the
                      trustees or any of them in connection with the DE
                      Trust shall be conclusively deemed to have been
                      issued, executed or done only in such person's
                      capacity as trustee and/or as officer, and such
                      trustee or officer, as applicable, shall not be
                      personally liable therefore, except for
                      Disqualifying Conduct.  No officer or trustee
                      shall be liable to the DE Trust for errors of
                      judgment or mistakes of fact or law.  The officers
                      and trustees may obtain the advice of counsel or
                      other experts with respect to the meaning and
                      operation of the DE Declaration and their duties
                      as officers or trustees.  No such officer or
                      trustee shall be liable for any act or omission in
                      accordance with such advice and no inference
                      concerning liability shall arise from a failure to
                      follow such advice.  The officers and trustees are
                      not required to give any bond as such, nor any
                      surety if a bond is required.

INDEMNIFICATION       Subject to such standards and restrictions, if       Although the Massachusetts Statute is silent as to
                      any, contained in the governing instrument of a      the indemnification of trustees, officers and
                      DST, the Delaware Act authorizes a DST to            shareholders, indemnification is expressly
                      indemnify and hold harmless any trustee,             provided for in the MA Declaration.
                      shareholder or other person from and against any
                      and all claims and demands.

                      Pursuant to the DE Declaration, the DE Trust, out    The MA Declaration provides that the Trust shall
                      of the DE Trust's property, shall indemnify and      indemnify each of its Trustees and officers
                      hold harmless each and every officer and trustee     (including persons who serve at the Trust's
                      from and against any and all claims and demands      request as directors, officers or trustees of
                      whatsoever arising out of or related to such         another organization in which the Trust has any
                      officer's or Trustee's performance of his or her     interest as a shareholder, creditor or otherwise)
                      duties as an officer or trustee of the Trust.        (hereinafter referred to as a "Covered Person")
                      Nothing in the DE Declaration indemnifies or hold    against all liabilities and expenses, including
                      harmless any officer or Trustee from or against      but not limited to amounts paid in satisfaction of
                      any liability to the DE Trust or any shareholder     judgments, in compromise or as fines and
                      to which such officer or trustee would otherwise     penalties, and counsel fees incurred by any
                      be subject by reason of Disqualifying Conduct.       Covered Person in connection with the defense or
                                                                           disposition of any action, suit or other
                      The DE By-Laws provide that the DE Trust shall       proceeding, whether civil or criminal, before any
                      indemnify any person who was or is a party or is     court or administrative or legislative body, in
                      threatened to be made a party to any:                which such Covered Person may be or may have been
                      o    proceeding (other than an action by or in       involved as a party or otherwise or with which
                           the right of the Trust) by reason of the fact   such Covered Person may be or may have been
                           that such person is or was an agent of the      threatened, while in office or thereafter, by
                           Trust, against expenses, judgments,             reason of being or having been such a Covered

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                           penalties, fines, settlements and other         Person except with respect to any matter as to
                           amounts actually and reasonably incurred in     which such Covered Person shall have been finally
                           connection with such proceeding, if such        adjudicated in any such action, suit or other
                           person acted in good faith and in a manner      proceeding to be liable to the Trust or its
                           that such person reasonably believed to be in   shareholders by reason of willful misfeasance, bad
                           the best interests of the DE Trust and in the   faith, gross negligence or reckless disregard of
                           case of a criminal proceeding, had no           the duties involved in the conduct of such Covered
                           reasonable cause to believe such person's       Person's office.  Expenses, including counsel fees
                           conduct was unlawful; or                        so incurred by any such Covered Person (but
                      o    threatened, pending or completed action         excluding amounts paid in satisfaction of
                           by or in the right of the DE Trust to procure   judgments, in compromise or as fines or
                           a judgment in its favor by reason of the fact   penalties), shall be paid from time to time by the
                           that the person is or was an agent of the DE    Trust in advance of the final disposition of any
                           Trust, against expenses actually and            such action, suit or proceeding upon receipt of an
                           reasonably incurred by that person in           undertaking by or on behalf of such Covered Person
                           connection with the defense or settlement of    to repay amounts so paid to the Trust if it is
                           that action if that person acted in good        ultimately determined that indemnification of such
                           faith and in a manner that person reasonably    expense is not authorized under the MA
                           believed to be in the best interests of the     Declaration; provided, however, that either (a)
                           DE Trust.                                       such Covered Person shall have provided
                                                                           appropriate security for such undertaking, (b) the
                      "Agent" means any person who is or was a trustee,    Trust shall be insured against losses arising from
                      officer, employee or other agent of the DE Trust     any such advance payments or (c) either a majority
                      or is or was serving at the request of the DE        of the disinterested Trustees acting on the matter
                      Trust as a trustee, director, officer, employee or   (provided that a majority of the disinterested
                      agent of another foreign or domestic corporation,    Trustees then in office act on the matter), or
                      partnership, joint venture, trust or other           independent legal counsel in a written opinion,
                      enterprise or was a trustee, director, officer,      shall have determined, based upon a review of
                      employee or agent of a foreign or domestic           readily available facts (as opposed to a full
                      corporation which was a predecessor of another       trial type inquiry) that there is reason to
                      enterprise at the request of such predecessor        believe that such Covered Person will be found
                      entity                                               entitled to indemnification under the MA
                                                                           Declaration.

                      For purposes of the foregoing two bullet points:     As to any matter disposed of (whether by
                      (a) the termination of any proceeding by judgment,   compromise payment pursuant to a consent decree or
                      order, or settlement shall not of itself create a    otherwise) without an adjudication by a court, or
                      presumption that the person did not act in good      by any other body before which the proceeding was
                      faith or in a manner which the person reasonably     brought, that such Covered Person is liable to the
                      believed to be in the best interests of the DE       Trust or its shareholders by reason of willful
                      Trust or that the person had reasonable cause to     misfeasance, bad faith, gross negligence or
                      believe that the person's conduct was unlawful;      reckless disregard of the duties involved in the
                      and (b) the termination of any proceeding by         conduct of his or her office, indemnification
                      conviction, or a plea of nolo contendere or its      shall be provided if (a) approved, after notice
                      equivalent, or an entry of an order of probation     that it involves such indemnification by at least
                      prior to judgment, creates a rebuttable              a majority of the disinterested Trustees acting on
                      presumption that the person did not act in good      the matter (provided that a majority of the
                      faith, or in a manner which the person reasonably    disinterested Trustees then in office act on the
                      believed to be in the best interests of the Trust    matter) upon a determination, based upon a review
                      or that the person had reasonable cause to believe   of readily available facts (as opposed to a full
                      that the person's conduct was unlawful.              trial type inquiry) that such Covered Person is
                                                                           not liable to the Trust or its shareholders by
                      Notwithstanding any contrary provision in the DE     reason of willful misfeasance, bad faith, gross
                      By-Laws, there is no right to indemnification for    negligence or reckless disregard of the duties
                      any liability arising by reason of Disqualifying     involved in the conduct of his or her office, or
                      Conduct.                                             (b) there has been obtained an opinion in writing

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      No indemnification shall be made under the above     of independent legal counsel based upon a review
                      two bullet points:                                   of readily available facts (as opposed to a full
                               (a) In respect of any claim, issue or       trial type inquiry) to the effect that such
                      matter as to which that person shall have been       indemnification would not protect such Covered
                      adjudged to be liable in the performance of that     Person against any liability to the Trust to which
                      person's duty to the DE Trust, unless and only to    he would otherwise be subject by reason of willful
                      the extent that the court in which that action was   misfeasance, bad faith, gross negligence or
                      brought shall determine upon application that in     reckless disregard of the duties involved in the
                      view of all the circumstances of the case, that      conduct of his or her office.  Any approval
                      person was not liable by reason of the               pursuant to the MA Declaration shall not prevent
                      Disqualifying Conduct and is fairly and reasonably   the recovery from any Covered Person of any amount
                      entitled to indemnity for the expenses which the     paid to such Covered Person in accordance with the
                      court shall determine; or                            MA Declaration as indemnification if such Covered
                               (b) In respect of any claim, issue, or      Person is subsequently adjudicated by a court of
                      matter as to which that person shall have been       competent jurisdiction to have been liable to the
                      adjudged to be liable on the basis that personal     Trust or its shareholders by reason of willful
                      benefit was improperly received by him, whether or   misfeasance, bad faith, gross negligence or
                      not the benefit resulted from an action taken in     reckless disregard of the duties involved in the
                      the person's official capacity; or                   conduct of such Covered Person's office.
                               (c) Of amounts paid in settling or
                      otherwise disposing of a threatened or pending
                      action, with or without court approval, or of
                      expenses incurred in defending a threatened or
                      pending action which is settled or otherwise
                      disposed of without court approval, unless the
                      required approval described below is obtained.

                      No indemnification or advance shall be made under    The MA Declaration provides that the right of
                      the DE By-Laws in any circumstances where it would   indemnification provided therein shall not be
                      be inconsistent with:                                exclusive of or affect any other rights to which
                               (a) A provision of the DE Declaration, a    such Covered Person may be entitled.  As used in
                      resolution of the shareholders, or an agreement      the MA Declaration, the term "Covered Person"
                      which prohibits or otherwise limits                  shall include such person's heirs, executors and
                      indemnification, which was in effect at the time     administrators and a "disinterested Trustee" is a
                      of accrual of the alleged cause of action asserted   Trustee who is not an "interested person" of the
                      in the proceeding in which the expenses were         Trust as defined in Section 2(a)(19) of the 1940
                      incurred or other amounts were paid; or              Act (or who has been exempted from being an
                               (b) Any condition expressly imposed by a    "interested person" by any rule, regulation or
                      court in approving a settlement.                     order of the Commission), and against whom none of
                                                                           such actions, suits or other proceedings or
                      The foregoing DE By-Laws provisions do not apply     another action, suit or other proceeding on the
                      to any proceeding against any trustee, investment    same or similar grounds is then or has been
                      manager or other fiduciary of an employee benefit    pending.
                      plan in that person's capacity as such, even
                      though that person may also be an agent of the DE
                      Trust.

                      The DE By-Laws provide that nothing contained in     Nothing contained in the MA Declaration shall
                      Article VI of the DE By-Laws (which addresses        affect any rights to indemnification to which
                      indemnification) shall affect any right to           personnel of the Trust, other than Trustees and
                      indemnification to which persons other than          officers, and other persons may be entitled by
                      trustees and officers of the DE Trust or any         contract or otherwise under law, nor the power of
                      subsidiary thereof may be entitled by contract or    the Trust to purchase and maintain liability
                      otherwise.                                           insurance on behalf of any such person; provided,

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                                                                           however, that the Trust shall not purchase or
                                                                           maintain any such liability insurance in
                                                                           contravention of applicable law, including without
                                                                           limitation the 1940 Act.

                      Subject to the foregoing, the DE By-Laws provide     The MA By-Laws provide that expenses incurred in
                      that The DE Trust may advance expenses incurred in   defending any proceeding may be advanced by the
                      defending any proceeding, before the final           Trust before the final disposition of the
                      disposition of the proceeding on receipt of an       proceeding on receipt of an undertaking by or on
                      undertaking by or on behalf of the agent to repay    behalf of the agent to repay the amount of the
                      the amount of the advance unless it shall be         advance unless it shall be determined ultimately
                      determined ultimately that the agent is entitled     that the agent is entitled to be indemnified as
                      to be indemnified as authorized in the DE By-Laws,   authorized in the MA By-Laws, provided the agent
                      provided the agent provides a security for his       provides a security for his or her undertaking, or
                      undertaking, or a majority of a quorum of the        a majority of a quorum of the disinterested,
                      Independent Trustees, who are non-party trustees,    non-party trustees, or an independent legal
                      or an independent legal counsel in a written         counsel in a written opinion, determine that based
                      opinion, determines that, based on a review of       on a review of readily available facts, there is
                      readily available facts, there is reason to          reason to believe that said agent ultimately will
                      believe that said agent ultimately will be found     be found entitled to indemnification.
                      entitled to indemnification.  The DE By-Laws also
                      provide that to the extent that an agent of the DE
                      Trust has been successful on the merits in defense
                      of any proceeding referred to in the above two
                      bullet points or in defense of any claim, issue or
                      matter therein, before the court or other body
                      before whom the proceeding was brought, the agent
                      shall be indemnified against expenses actually and
                      reasonably incurred by the agent in connection
                      therewith, provided that the board, including a
                      majority who are Independent Trustees and
                      non-party trustees, also determines that, based
                      upon a review of the facts, the agent was not
                      liable by reason of Disqualifying Conduct.

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      The Delaware Act is silent as to the right of a      The Massachusetts Statute does not contain
INSURANCE             DST to purchase insurance on behalf of its           specific provisions with respect to the ability of
                      trustees or other persons.                           an MBT to obtain insurance on behalf of its
                                                                           trustees or other persons.

                      However, as the policy of the Delaware Act is to     The MA Declaration provides that the Trustees
                      give maximum effect to the principle of freedom of   shall have the power and authority to purchase and
                      contract and to the enforceability of governing      pay for entirely out of Trust property such
                      instruments, the DE Declaration authorizes the       insurance as they may deem necessary or
                      board, to the fullest extent permitted by            appropriate for the conduct of the business,
                      applicable law, to purchase with DE Trust assets,    including without limitation, insurance policies
                      insurance for liability and for all expenses         insuring the assets of the Trust and payment of
                      reasonably incurred or paid or expected to be paid   distributions and principal on its portfolio
                      by a trustee or officer in connection with any       investments, and insurance policies insuring the
                      claim, action, suit or proceeding in which such      shareholders, Trustees, officers, employees,
                      person becomes involved by virtue of such person's   agents, investment advisers, principal
                      capacity or former capacity with the DE Trust,       underwriters, or independent contractors of the
                      whether or not the DE Trust would have the power     Trust individually against all claims and
                      to indemnify such person against such liability      liabilities of every nature arising by reason of
                      under the DE Declaration.                            holding, being or having held any such office or
                                                                           position, or by reason of any action alleged to
                                                                           have been taken or omitted by any such person as
                                                                           Trustee, officer, employee, agent, investment
                                                                           adviser, principal underwriter, or independent
                                                                           contractor, including any action taken or omitted
                                                                           that may be determined to constitute negligence,
                                                                           whether or not the Trust would have the power to
                                                                           indemnify such person against liability.

                      The DE By-Laws provide that upon and in the event    The MA By-Laws provide that, upon and in the event
                      of a determination by the board to purchase such     of a determination by the Board of Trustees to
                      insurance, the DE Trust shall be entitled to         purchase such insurance, the Trust shall be
                      purchase and maintain insurance on behalf of any     entitled to purchase and maintain insurance on
                      agent of the DE Trust against any liability          behalf of any agent of the Trust against any
                      asserted against or incurred by the agent in such    liability asserted against or incurred by the
                      capacity or arising out of the agent's status as     agent in such capacity or arising out of the
                      such.                                                agent's status as such.

SHAREHOLDER RIGHT     Under the Delaware Act, except to the extent         The Massachusetts Statute does not contain
OF INSPECTION         otherwise provided in the governing instrument and   specific provisions relating to shareholders'
                      subject to reasonable standards established by the   rights of inspection.
                      trustees, each shareholder has the right, upon
                      reasonable demand for any purpose reasonably
                      related to the shareholder's interest as a
                      shareholder, to obtain from the DST certain
                      information regarding the governance and affairs
                      of the DST.

                      The DE By-Laws provide that The DE Trust will keep   The MA By-Laws provide that the Trust shall keep
                      at its principal executive office the original or    at its principal executive office or at the office
                      a copy of the DE By-Laws, as amended, which will     of its transfer agent or registrar a record of its
                      be open to inspection by the shareholders at all     shareholders, providing the names and addresses of
                      reasonable times during office hours.                all shareholders and the number, series and
                                                                           classes of shares held by each shareholder.

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------
                      The accounting books and records and minutes of      The MA  By-Laws  further  provide  that  the  Trust
                      proceedings of the shareholders and the board and    shall keep at its  principal  executive  office the
                      any committee or committees of the board will be:    original  or a copy of those  By-Laws as amended to
                                                                           date,  which  shall  be open to  inspection  by the
                      o    kept wherever designated by the board or        shareholders at all reasonable  times during office
                           in the absence of such designation, at the      hours.
                           principal executive office of the DE Trust;
                      o    kept either in written form or in any           The MA By-Laws also provide that the accounting
                           other form capable of being converted into      books and records and minutes of proceedings of
                           written form; and                               the shareholders and the Board of Trustees and any
                      o    open to inspection upon the written             committee or committees of the Board of Trustees
                           demand of any shareholder or holder of a        shall be kept at such place or places designated
                           voting trust certificate at any reasonable      by the Board of Trustees or in the absence of such
                           time during usual business hours for a          designation, at the principal executive office of
                           purpose reasonably related to the holder's      the Trust, shall be kept either in written form or
                           interests as a shareholder or as the holder     in any other form capable of being converted into
                           of a voting trust certificate. The inspection   written form. The minutes and accounting books and
                           may be made in person or by an agent or         records shall be open to inspection upon the
                           attorney.                                       written demand of any shareholder or holder of a
                                                                           voting trust certificate at any reasonable time
                                                                           during usual business hours for a purpose
                                                                           reasonably related to the holder's interests as a
                                                                           shareholder or as the holder of a voting trust
                                                                           certificate. The inspection may be made in person
                                                                           or by an agent or attorney.

DERIVATIVE ACTIONS    Under the Delaware Act, a shareholder may bring a    The Massachusetts Statute does not contain
                      derivative action if trustees with authority to do   specific provisions addressing derivative actions.
                      so have refused to bring the action or if a demand
                      upon the trustees to bring the action is not
                      likely to succeed. A shareholder may bring a
                      derivative action only if the shareholder is a
                      shareholder at the time the action is brought and:
                      (i) was a shareholder at the time of the
                      transaction complained about or (ii) acquired the
                      status of shareholder by operation of law or
                      pursuant to the governing instrument from a person
                      who was a shareholder at the time of the
                      transaction. A shareholder's right to bring a
                      derivative action may be subject to such
                      additional standards and restrictions, if any, as
                      are set forth in the governing instrument.

                      The DE Declaration has no provision regarding        The MA Declaration has a provision regarding
                      derivative actions.                                  shareholder voting with respect to derivative
                                                                           actions, as described above.

                                   DELAWARE STATUTORY TRUST                           MASSACHUSETTS BUSINESS TRUST
                                   ------------------------                           ----------------------------

MANAGEMENT            The DE Trust, upon completion of the                 The Trust is an open-end management investment
INVESTMENT COMPANY    Reorganization, will be an open-end management       company under the 1940 Act (i.e., a management
CLASSIFICATION        investment company under the 1940 Act (i.e., a       investment company whose securities are
                      management investment company whose securities are   redeemable).  Each series of the Trust is
                      redeemable).                                         non-diversified under the 1940 Act.

                              AUDIT FEE INFORMATION

FEES BILLED BY ERNST & YOUNG LLP:

-------------------------------------------------------------------------------------------------------------------------

                                                               AUDIT                                        AGGREGATE
              TRUST NAME/                                     RELATED                       ALL OTHER       NON-AUDIT
           FISCAL YEAR ENDED                 AUDIT FEES        FEES         TAX FEES          FEES            FEES
---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Group State Tax-Free Income
Trust
         2/29/04                             $22,550            $0           $1,250            $0            $1,250
         2/28/03                             $21,350            $0           $1,150            $0            $1,150

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Group Cash Reserve Fund
         3/31/04                             $23,150            $0           $1,250            $0            $1,250
         3/31/03                             $21,350            $0           $1,150            $0            $1,150

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Group Tax-Free Money Market
Fund
         4/30/04                             $21,950            $0           $1,250            $0            $1,250
         4/30/03                             $21,350            $0           $1,150            $0            $1,150

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Voyageur Mutual Funds III
         4/30/04                             $33,150            $0           $2,500            $0            $2,500
         4/30/03                             $36,100            $0           $2,300            $0            $2,300

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Group Equity Funds III
         6/30/04                             $60,850            $0           $10,750           $0            $10,750
         6/30/03                             $96,050            $0           $8,750            $0            $8,750

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Group Income Funds
         7/31/04                             $74,700            $0           $8,750            $0            $8,750
         7/31/03                             $78,950            $0           $6,250            $0            $6,250

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Group Government Fund
         7/31/04                             $26,000            $0           $1,750            $0            $1,750
         7/31/03                             $23,750            $0           $1,250            $0            $1,250

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Group Tax-Free Fund
         8/31/04                             $57,600            $0           $5,250            $0            $5,250
         8/31/03                             $50,650            $0           $3,750            $0            $3,750

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Voyageur Insured Funds
         8/31/04                             $26,020            $0           $3,500            $0            $3,500
         8/31/03                             $22,970            $0           $2,500            $0            $2,500

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Voyageur Intermediate Tax Free Funds
         8/31/04
         8/31/03                             $13,010            $0           $1,750            $0            $1,750
                                             $11,490            $0           $1,250            $0            $1,250
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Voyageur Investment Trust
         8/31/04                             $65,070            $0           $8,750            $0            $8,750
         8/31/03                             $57,430            $0           $6,250            $0            $6,250

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Voyageur Mutual Funds
         8/31/04                             $78,080            $0           $10,500           $0            $10,500
         8/31/03                             $68,930            $0           $7,500            $0            $7,500

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Voyageur Mutual Funds II
         8/31/04                             $13,010            $0           $1,750            $0            $1,750
         8/31/03                             $11,490            $0           $1,250            $0            $1,250

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Voyageur Tax-Free Funds
         8/31/04                             $13,010            $0           $1,750            $0            $1,750
         8/31/03                             $11,490            $0           $1,250            $0            $1,250

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Group Equity Funds IV
         9/30/04                             $43,350            $0           $3,500            $0            $3,500
         9/30/03                             $38,900            $0           $2,500            $0            $2,500

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Group Foundation Funds
         9/30/04                             $49,000            $0           $7,000            $0            $7,000
         9/30/03                             $45,000            $0           $5,000            $0            $5,000

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Group Adviser Funds
         10/31/04                            $45,500            $0           $3,500            $0            $3,500
         10/31/03                            $45,000            $0           $2,500            $0            $2,500

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Group Equity Funds I
         10/31/04                            $24,250            $0           $3,500            $0            $3,500
         10/31/03                            $39,500            $0           $2,500            $0            $2,500

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Pooled Trust
         10/31/04                            $187,900           $0           $23,250           $0            $23,250
         10/31/03                            $184,750           $0           $26,250           $0            $26,250

---------------------------------------- ----------------- -------------- -------------- --------------- ----------------
Delaware Group Equity Funds II
         11/30/03                            $74,300            $0           $5,000            $0            $5,000
         11/30/02                            $54,700            $0           $4,600            $0            $4,600

-------------------------------------------------------------------------------------------------------------------------

                                      E-2

-------------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds V
         11/30/03
         11/30/02                  $50,650             $0              $3,750              $0               $3,750
                                   $43,150             $0              $3,950              $0               $3,950
------------------------------- --------------- ------------------ ---------------- ----------------- -------------------
Delaware Group Global &
International Funds
         11/30/03                  $53,050             $0              $3,750              $0               $3,750
         11/30/02                  $44,650             $0              $5,450              $0               $5,450

------------------------------- --------------- ------------------ ---------------- ----------------- -------------------
Delaware Group Limited-Term
Government Funds
         12/31/03                  $23,750             $0              $1,250              $0               $1,250
         12/31/02                  $21,350             $0              $1,150              $0               $1,150

-------------------------------------------------------------------------------------------------------------------------

         Fees for services provided by Ernst & Young LLP to DMC and other service providers to the Trusts that under control with DMC, which services relate directly to the operations or financial reporting of a Trust:

----------------------------------------------------------------------------------------------------------------------
      TWELVE-MONTH              AUDIT RELATED                                                         AGGREGATE
      PERIOD ENDED                  FEES                TAX FEES           ALL OTHER FEES          NON-AUDIT FEES
------------------------- ----------------------- --------------------- ---------------------- -----------------------
        10/31/04                 $167,700                  $0                    $0                   $495,840
------------------------- ----------------------- --------------------- ---------------------- -----------------------

        10/31/03                 $166,400                  $0                    $0                   $381,800
----------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT F

                   OUTSTANDING SHARES AS OF DECEMBER 31, 2004

                                FUND                                    NUMBER OF OUTSTANDING SHARES
                                ----                                    ----------------------------
DELAWARE GROUP ADVISER FUNDS
   Delaware Diversified Income Fund ............................................[            ]
   Delaware U.S. Growth Fund....................................................[            ]
DELAWARE GROUP CASH RESERVE
   Delaware Cash Reserve Fund...................................................[            ]
DELAWARE GROUP EQUITY FUNDS I
   Delaware Balanced Fund.......................................................[            ]
DELAWARE GROUP EQUITY FUNDS II
   Delaware Diversified Value Fund..............................................[            ]
   Delaware Large Cap Value Fund................................................[            ]
   Delaware Social Awareness Fund...............................................[            ]
DELAWARE GROUP EQUITY FUNDS III
   Delaware American Services Fund..............................................[            ]
   Delaware Small Cap Growth Fund...............................................[            ]
   Delaware Trend Fund..........................................................[            ]
DELAWARE GROUP EQUITY FUNDS IV
   Delaware Diversified Growth Fund.............................................[            ]
   Delaware Growth Opportunities Fund...........................................[            ]
DELAWARE GROUP EQUITY FUNDS V
   Delaware Dividend Income Fund................................................[            ]
   Delaware Small Cap Contrarian Fund...........................................[            ]
   Delaware Small Cap Value Fund................................................[            ]
DELAWARE GROUP FOUNDATION FUNDS
   Delaware Balanced Allocation Portfolio.......................................[            ]
   Delaware Growth Allocation Portfolio.........................................[            ]
   Delaware Income Allocation Portfolio.........................................[            ]
   Delaware S&P 500 Index Fund..................................................[            ]
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
   Delaware Emerging Markets Fund...............................................[            ]
   Delaware International Small Cap Value Fund..................................[            ]
   Delaware International Value Equity Fund.....................................[            ]
DELAWARE GROUP GOVERNMENT FUND
   Delaware American Government Bond Fund.......................................[            ]
DELAWARE GROUP INCOME FUNDS
   Delaware Corporate Bond Fund.................................................[            ]
   Delaware Delchester Fund.....................................................[            ]
   Delaware Extended Duration Bond Fund.........................................[            ]
   Delaware High-Yield Opportunities Fund.......................................[            ]
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
   Delaware Limited-Term Government Fund........................................[            ]
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
   Delaware Tax-Free Pennsylvania Fund..........................................[            ]
DELAWARE GROUP TAX FEE FUND
   Delaware Tax-Free Insured Fund...............................................[            ]
   Delaware Tax-Free USA Fund...................................................[            ]
   Delaware Tax-Free USA Intermediate Fund......................................[            ]

DELAWARE GROUP TAX FEE MONEY FUND
   Delaware Tax-Free Money Fund.................................................

DELAWARE POOLED TRUST
   The All-Cap Growth Equity Portfolio..........................................[            ]
   The Core Focus Fixed Income Portfolio........................................[            ]
   The Core Plus Fixed Income Portfolio.........................................[            ]
   The Emerging Markets Portfolio...............................................[            ]
   The Global Equity Portfolio..................................................[            ]
   The Global Fixed Income Portfolio............................................[            ]
   The High-Yield Bond Portfolio................................................[            ]
   The Intermediate Fixed Income Portfolio......................................[            ]
   The International Equity Portfolio...........................................[            ]
   The International Fixed Income Portfolio.....................................[            ]
   The International Large-Cap Equity Portfolio.................................[            ]
   The International Small-Cap Portfolio........................................[            ]
   The Labor Select International Equity Portfolio..............................[            ]
   The Large-Cap Growth Equity Portfolio........................................[            ]
   The Large-Cap Value Equity Portfolio.........................................[            ]
   The Mid-Cap Growth Equity Portfolio..........................................[            ]
   The Real Estate Investment Trust Portfolio...................................[            ]
   The Real Estate Investment Trust Portfolio II................................[            ]
   The Small-Cap Growth Equity Portfolio........................................[            ]
   The Small-Cap Growth II Equity Portfolio.....................................[            ]
   The Small-Cap Value Equity Portfolio.........................................[            ]
VOYAGEUR INSURED FUNDS
   Delaware Tax-Free Arizona Insured Fund.......................................[            ]
   Delaware Tax-Free Minnesota Intermediate Fund................................[            ]
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
   Delaware Tax-Free Minnesota Intermediate Fund................................[            ]
VOYAGEUR INVESTMENT TRUST
   Delaware Tax-Free California Insured Fund....................................[            ]
   Delaware Tax-Free Florida Fund...............................................[            ]
   Delaware Tax-Free Florida Insured Fund.......................................[            ]
   Delaware Tax-Free Missouri Insured Fund......................................[            ]
   Delaware Tax-Free Oregon Insured Fund........................................[            ]
VOYAGEUR MUTUAL FUNDS
   Delaware Minnesota High-Yield Municipal Bond Fund............................[            ]
   Delaware National High-Yield Municipal Bond Fund.............................[            ]
   Delaware Tax-Free Arizona Fund...............................................[            ]
   Delaware Tax-Free California Fund............................................[            ]
   Delaware Tax-Free Idaho Fund.................................................[            ]
   Delaware Tax-Free New York Fund..............................................[            ]
VOYAGEUR MUTUAL FUNDS II
   Delaware Tax-Free Colorado Fund..............................................[            ]
VOYAGEUR MUTUAL FUNDS III
   Delaware Select Growth Fund..................................................[            ]
VOYAGEUR TAX FREE FUNDS
   Delaware Tax-Free Minnesota Fund.............................................[            ]

                                    EXHIBIT G

               PRINCIPAL HOLDERS OF SHARES AS OF DECEMBER 1, 2004

                                  [TO BE ADDED]



---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund           MLPF&S FOR THE SOLE BENEFIT OF ITS                684,760.848             5.15%
Class A shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMINSEC #97458
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund           MLPF&S FOR THE SOLE BENEFIT OF ITS                227,808.952             6.92%
Class B shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMIN SEC #97D25
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund           MLPF&S FOR THE SOLE BENEFIT OF ITS                157,321.614            15.81%
Class C shares                                   CUSTOMERS SEC#97H03
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund           CHASE MANHATTAN BANK C/F                        1,106,986.105            36.06%
Institutional Class shares                       DEL GRP FOUNDATION FD-INCOME PORT.
                                                 ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHASE MANHATTAN BANK C/F                          728,218.047            23.72%
                                                 DEL GRP FOUNDATION FD BALANCED PORT
                                                 ATTN: MARISOL GORDAN GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHASE MANHATTAN C/F                               239,122.235             7.79%
                                                 DEL GRP FOUNDATION FD GROWTH PORT.
                                                 ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUST FBO                       238,616.693             7.77%
                                                 MTN WEST/NM CARPENTERS PLAN A
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 RS DMC EMPLOYEE MPP PLAN                          201,758.108             6.57%
                                                 DELAWARE MANAGEMENT CO
                                                 EMPLOYEE MONEY PURCHASE PENSION
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST
                                                 PHILADELPHIA PA  19103-3638
---------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund           MLPF&S FOR THE SOLE BENEFIT                         8,997.229            89.69%
Class R shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUSTODIAN FBO                      723.245             7.21%
                                                 DIW GROUP INC
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware American Services Fund                  MLPF&S FOR THE SOLE BENEFIT                       305,937.599             5.71%
Class A shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97D44
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware American Services Fund                  MLPF&S FOR THE SOLE BENEFIT                       403,434.813            27.26%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97D44
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware American Services Fund                  LA CROSS AND COMPANY                               79,446.100            47.19%
Institutional Class shares                       230 FRONT STREET, NORTH
                                                 PO BOX 489
                                                 LA CROSSE WI  54602-0489
---------------------------------------------------------------------------------------------------------------------------------
                                                 LEHMAN BROTHERS, INC.                              21,436.502            12.73%
                                                 743-07965-29
                                                 70 HUDSON STREET, 7TH FLOOR
                                                 JERSEY CITY, NJ 07302
---------------------------------------------------------------------------------------------------------------------------------
                                                 NFSC FEBO # Z85-754757                             10,989.684             6.53%
                                                 WILLIAM L YANKUS
                                                 4 HINCHLEY WOOD
                                                 FARMINGTON CT  06032-1457
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Fund                           MLPF&S FOR THE SLOE BENEFIT OF ITS                 32,115.023             6.93%
Class C shares                                   CUSTOMERS SEC#97HY8
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4600 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246
---------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Fund                           RS DMC EMPLOYEE MPP PLAN                           75,469.041            32.25%
Institutional Class shares                       DELAWARE MANAGEMENT CO
                                                 EMPLOYEE MONEY PURCHASE PENSION
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST
                                                 PHILADELPHIA PA  19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     43,936.028            18.77%
                                                 CLAYTON FDTN FOR RSRCH 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     27,057.294            11.56%
                                                 ALTA COLLEGES, INC 401(K) PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     16,961.574             7.25%
                                                 UFCW & EMPLOYERS SUPP PENSION PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     14,525.992             6.21%
                                                 ZOOLOGICAL SCTY OF PHILA 401K
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Fund                           DELAWARE MANAGEMENT BUSINESS                          202.333            91.98%
Class R shares                                   TRUST - DIA
                                                 ATTN JOE HASTINGS
                                                 2005 MARKET ST FL 9
                                                 PHILADELPHIA PA  19103-7042
---------------------------------------------------------------------------------------------------------------------------------
Delaware Cash Reserve Fund                       MCB TRUST SERVICES TRUSTEE FBO                  1,978,938.690             9.02%
Consultant Class shares                          FOUR QUEENS INC RET/SVGS PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Cash Reserve Fund                       WELLS FARGO INVESTMENTS LLC                       728,625.850             8.79%
Class C shares                                   ACCOUNT 1070-6184
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                     C/O MUTUAL FUNDS                                  985,818.998             6.23%
Class A shares                                   WILMINGTON TRUSTCO TRUSTEE FBO
                                                 CATHOLIC HEALTHCARE WEST 403 B
                                                 PLAN ACCOUNT 51465-5
                                                 PO BOX 8880
                                                 WILMINGTON DE  19899-8880
---------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                     MLPF&S FOR THE SOLE BENEFIT                       426,064.566            10.84%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97YN7
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                     MLPF&S FOR THE SOLE BENEFIT                     1,624,002.774            38.09%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97YN8
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                     BOST & CO                                       1,547,308.220             7.33%
Institutional Class shares                       FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4170002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198, PITTSBURGH PA 15230-3198
                                                 PITTSBURGH PA  15230-3198
---------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                     MLPF&S FOR THE SOLE BENEFIT                       194,045.928            63.85%
Class R shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 RELIANCE TRUSTCO                                   29,256.212             9.63%
                                                 FBO MID ISLAND ELECTRICAL S 401K
                                                 PO BOX 48529
                                                 ATLANTA GA  30362-1529
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
                                                 RELIANCE TRUSTCO                                   19,183.265             6.31%
                                                 FBO PHILADELPHIA MOTORS LL 401K
                                                 PO BOX 48529
                                                 ATLANTA GA  30362-1529
---------------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund                         MLPF&S FOR THE SOLE BENEFIT OF ITS              1,436,067.171             7.72%
Class B shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMIN SEC #97D22
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund                         MLPF&S FOR THE SOLE BENEFIT OF ITS                382,780.045             7.06%
Class C shares                                   CUSTOMERS SEC#97H02
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund                         PERSHING LLC                                    1,964,349.537            25.12%
Institutional Class shares                       PO BOX 2052
                                                 JERSEY CITY NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------------------
                                                 NATIONWIDE LIFE INSURANCE COMPANY               1,183,098.668            15.13%
                                                 NATIONWIDE QPVA
                                                 C/O IPO PORTFOLIO ACCOUNTING
                                                 PO BOX 182029
                                                 COLUMBUS OH  43218-2029
---------------------------------------------------------------------------------------------------------------------------------
                                                 RS DMC EMPLOYEE MPP PLAN                        1,055,396.018            13.50%
                                                 DELAWARE MANAGEMENT CO
                                                 EMPLOYEE MONEY PURCHASE PENSION
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST
                                                 PHILADELPHIA PA  19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                                 FTC & CO                                          769,446.004             9.84%
                                                 ACCOUNT # 00448
                                                 DATALYNX
                                                 PO BOX 173736
                                                 DENVER CO  80217-3736
---------------------------------------------------------------------------------------------------------------------------------
                                                 FTC & CO                                          481,063.113             6.15%
                                                 ACCOUNT # 00325
                                                 DATALYNX
                                                 PO BOX 173736
                                                 DENVER CO  80217-3736
---------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Growth Fund                 NFSC FEBO # BRP-300403                             27,646.130            10.91%
Class A shares                                   LRW COMPANY LIMITED PARTNERSHI
                                                 LRW COMPANY LIMITED PARTNERSHI
                                                 3241 KERNWAY DR
                                                 BLOOMFIELD MI  48304-2436
---------------------------------------------------------------------------------------------------------------------------------
                                                 MICHAEL A MARTUCCI                                 22,084.499             8.72%
                                                 TOD GENEVIEVE T HANCHICK
                                                 2043 HILLTOP RD
                                                 BETHLEHEM PA  18015-5122
---------------------------------------------------------------------------------------------------------------------------------
                                                 UBS FINANCIAL SERVICES INC FBO                     15,772.871             6.23%
                                                 PEARL J STAEHLE TRUSTEE
                                                 STAEHLE REVOCABLE TRUST
                                                 UA DTD 03/27/01
                                                 17745 N SUNDOWN CT
                                                 SURPRISE AZ  85374-5661
---------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Growth Fund                 JARED R B HUTTON                                    8,626.528            19.04%
Class C shares                                   1875 JUNE LAKE DR
                                                 HENDERSON NV  89052-6961
---------------------------------------------------------------------------------------------------------------------------------
                                                 RAYMOND JAMES & ASSOC INC                           4,472.272             9.87%
                                                 FBO ENGEL DIANA
                                                 BIN# 84827069
                                                 880 CARILLON PKWY
                                                 ST PETERSBURG FL  33716-1100
---------------------------------------------------------------------------------------------------------------------------------
                                                 DMTC TTEE OF PERSONAL (K) PL                        3,900.511             8.61%
                                                 KAREN F BLOODGOOD
                                                 FBO KAREN F BLOODGOOD
                                                 408 DEEP WILLOW DR
                                                 EXTON PA  19341-3035
---------------------------------------------------------------------------------------------------------------------------------
                                                 LPL FINANCIAL SERVICES                              3,050.990             6.74%
                                                 ACCOUNT 3321-0608
                                                 9785 TOWNE CENTRE DR
                                                 SAN DIEGO CA  92121-1968
---------------------------------------------------------------------------------------------------------------------------------
                                                 DMTC TTEE OF PERSONAL 401(K) PLAN                   2,726.143             6.02%
                                                 PAVLOVICH RESIDENTIAL REAL ESTATE
                                                 FBO JOHN R PAVLOVICH
                                                 6184 ROCKY GLEN CT
                                                 SAN JOSE CA  95123-4535
---------------------------------------------------------------------------------------------------------------------------------
                                                 UBS FINANCIAL SERVICES INC. FBO                     2,373.979             5.24%
                                                 CHARLENE K TARSNEY
                                                 9340 WESTERN AVE APT#102
                                                 OMAHA NE  68114-6742
---------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Growth Fund                 CHASE MANHATTAN C/F                             1,464,583.175            14.42%
Institutional Class shares                       DEL GRP FOUNDATION FD GROWTH PORT.
                                                 ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHASE MANHATTAN BANK C/F                        1,114,919.518            10.97%
                                                 DEL GRP FOUNDATION FD BALANCED PORT
                                                 ATTN: MARISOL GORDAN GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         894,265.356             8.80%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4180002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198
                                                 PITTSBURGH PA  15230-3198
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         848,829.553             8.35%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4170002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198
                                                 PITTSBURGH PA  15230-3198
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         836,001.425             8.23%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4010002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198
                                                 PITTSBURGH PA  15230-3198
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHASE MANHATTAN BANK C/F                          723,191.144             7.12%
                                                 DEL GRP FOUNDATION FD-INCOME PORT.
                                                 ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         714,637.105             7.03%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4190002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198
                                                 PITTSBURGH PA  15230-3198
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         694,237.047             6.83%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4020002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198
                                                 PITTSBURGH PA  15230-3198
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         623,540.760             6.14%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4030002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198, PITTSBURGH PA 15230-3198
                                                 PITTSBURGH PA  15230-3198
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         558,081.858             5.49%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4040002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198
                                                 PITTSBURGH PA  15230-3198
---------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Income Fund                 MLPF&S FOR THE SOLE BENEFIT                     2,759,796.919             7.63%
Class A shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484

---------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Income Fund                 MLPF&S FOR THE SOLE BENEFIT                       534,276.804            10.64%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Income Fund                 MLPF&S FOR THE SOLE BENEFIT                     3,465,827.485            25.66%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Income Fund                 RS DMC EMPLOYEE MPP PLAN                          126,385.718            43.59%
Institutional Class shares                       DELAWARE MANAGEMENT CO MPP TRUST
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST
                                                 PHILADELPHIA PA  19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                                 NFSC FEBO # F12-000981                             20,524.317             7.08%
                                                 RICHARD I WINWOOD CHAR REMAIND
                                                 RICHARD I & RICHARD G WINWOOD
                                                 7069 HIGHLAND DR STE 100
                                                 SALT LAKE CTY UT  84121-3701
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                        15,080.060             5.20%
                                                 ACCOUNT 6455-1134
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

Delaware Diversified Income Fund                 MLPF&S FOR THE SOLE BENEFIT                       511,065.410            70.53%
Class R shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 RELIANCE TRUSTCO                                   60,703.439             8.38%
                                                 FBO TRACE A MATIC CORPORATI 401K
                                                 PO BOX 48529
                                                 ATLANTA GA  30362-1529
---------------------------------------------------------------------------------------------------------------------------------
                                                 BISYS RETIREMENT SERVICES FBO                      53,395.794             7.37%
                                                 NEW HART CORPORATION PS
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Dividend Income Fund                    MLPF&S FOR THE SOLE BENEFIT                       692,508.163             7.07%
Class A shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Dividend Income Fund                    MLPF&S FOR THE SOLE BENEFIT                       337,478.028            11.28%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Dividend Income Fund                    MLPF&S FOR THE SOLE BENEFIT                     2,322,548.532            30.49%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Dividend Income Fund                    PERSHING LLC                                        3,240.999            34.94%
Institutional Class shares                       PO BOX 2052
                                                 JERSEY CITY NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------------------
                                                 LEGG MASON WOOD WALKER INC.                         2,480.529            26.74%
                                                 413-15819-12
                                                 PO BOX 1476
                                                 BALTIMORE MD  21202
---------------------------------------------------------------------------------------------------------------------------------
                                                 PERSHING LLC                                        1,164.599            12.55%
                                                 PO BOX 2052
                                                 JERSEY CITY NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------------------
                                                 PERSHING LLC                                        1,028.980            11.09%
                                                 PO BOX 2052
                                                 JERSEY CITY NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                           906.618             9.77%
                                                 ACCOUNT 3011-4076
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
Delaware Dividend Income Fund                    THE TTEES OF THE CENTER                            33,488.178            99.09%
Class R shares                                   PLASTIC SURGEY PC
                                                 DEFINED BENEFIT PEN PL
                                                 5550 FRIENDSHIP BLVD
                                                 CHEVY CHASE MD  20815-7256
---------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund                   MLPF&S FOR THE SOLE BENEFIT OF ITS              2,169,755.227            14.46%
Class A shares                                   CUSTOMERS SEC#97KB2
                                                 ATTENTION: FUND ADMINSTRATION
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Market Fund                    MLPF&S FOR THE SOLE BENEFIT OF ITS                 86,775.988             7.59%
Class B shares                                   CUSTOMERS SEC#97KB3
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund                   MLPF&S FOR THE SOLE BENEFIT OF ITS              1,048,568.353            27.76%
Class C shares                                   CUSTOMERS SEC#97KB4
                                                 ATTENTION: FUND ADMINSTRATION
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund                   BALSA & CO MIXED                                  901,696.634            20.32%
Institutional Class shares                       14221 DALLAS PKWY
                                                 DALLAS TX  75254-2942
---------------------------------------------------------------------------------------------------------------------------------
                                                 FTC & CO                                          642,697.185            14.48%
                                                 ACCOUNT # 00118
                                                 DATALYNX
                                                 PO BOX 173736
                                                 DENVER CO  80217-3736
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

                                                 CHARLES SCHWAB & CO INC                           478,184.801            10.78%
                                                 SPECIAL CUSTODY ACCT FBO CUSTOMERS
                                                 ATTN MUTUAL FUNDS
                                                 101 MONTGOMERY ST
                                                 SAN FRANCISCO CA  94104-4122
---------------------------------------------------------------------------------------------------------------------------------
                                                 RS DMC EMPLOYEE MPP PLAN                          336,381.317             7.58%
                                                 DELAWARE MANAGEMENT CO
                                                 EMPLOYMENT PROFIT SHARING TRUST
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST,
                                                 PHILADELPHIA PA 19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                                 MFS HERITAGE TRUST COMPANY TTEE                   241,571.703             5.44%
                                                 FBO RICH'S 401K PLAN
                                                 ATTN: MICHELLE FRITZIUS
                                                 ONE ROBERT RICH WAY
                                                 PO BOX 245,
                                                 BUFFALO NY 14240-0245
---------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund             MLPF&S FOR THE SOLE BENEFIT                       338,862.515             7.63%
Class A shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97YJ4
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund             MLPF&S FOR THE SOLE BENEFIT                       198,004.344            19.79%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97YJ5
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund             MLPF&S FOR THE SOLE BENEFIT                       283,048.480            31.73%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97YN4
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund             PERSHING LLC                                       54,579.278             6.12%
Class C shares                                   P.O. BOX 2052
                                                 JERSEY CITY NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Allocation Portfolio           MCB TRUST SERVICES TRUSTEE FBO                  1,274,845.525            43.52%
Class A shares                                   HOAG SHELTERED SAVINGS PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                    437,459.728            14.93%
                                                 VISITING NURSE SERVICE P/S
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Allocation Portfolio           MLPF&S FOR THE SOLE BENEFIT                        15,053.591             5.25%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97T15
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Allocation Portfolio           MLPF&S FOR THE SOLE BENEFIT                        26,740.709            11.92%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97T16
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     14,865.084             6.62%
                                                 GENFED FEDERAL CR UNION 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     32,946.534            36.48%
                                                 UNITED SUBCONTRACTORS 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Allocation Portfolio           MCB TRUST SERVICES CUST FBO                        26,284.617            29.10%
Institutional Class shares                       IRON WORKERS LOCAL 420 ANNUITY
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUST FBO                        20,531.423            22.73%
                                                 SOUTHWEST GRAPHICS, P/S 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
                                                 DELAWARE MANAGEMENT BUSINESS TR-DIA                 7,052.684             7.81%
                                                 ATTN: JOSEPH HASTINGS
                                                 2005 MARKET ST FL 9
                                                 PHILADELPHIA PA  19103-7042
---------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Allocation Portfolio           MLPF&S FOR THE SOLE BENEFIT                        72,534.574            67.79%
Class R shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     34,456.004            32.20%
                                                 PEOPLES STATE BANK 401K PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Allocation Portfolio             MCB TRUST SERVICES TRUSTEE FBO                    996,499.172            35.56%
Class A shares                                   HOAG SHELTERED SAVINGS PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT                       424,187.923            15.14%
                                                 OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97T17
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                    170,280.562             6.08%
                                                 COASTAL CTR FOR DEV SRVS MPP
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUSTODIAN FBO                  155,697.972             5.56%
                                                 TRANSERVICE LEASE CORPORATION
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                    142,047.521             5.07%
                                                 BOCA RATON EMPLOYEES SAVINGS
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Allocation Portfolio             MLPF&S FOR THE SOLE BENEFIT                       122,488.366            32.69%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97T20
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     18,901.515             5.04%
                                                 GENFED FEDERAL CR UNION 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Allocation Portfolio             MCB TRUST SERVICES TRUSTEE FBO                     44,319.950            59.36%
Institutional Class shares                       UNITED SUBCONTRACTORS 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUST FBO                        15,661.023            20.98%
                                                 IRON WORKERS LOCAL 420 ANNUITY
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 DELAWARE MANAGEMENT BUSINESS TR-DIA                 6,926.195             9.28%
                                                 ATTN: JOSEPH HASTINGS
                                                 2005 MARKET ST FL 9
                                                 PHILADELPHIA PA  19103-7042
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUST FBO                         5,766.407             7.72%
                                                 IATSE ATLANTA ANNUITY TRUST
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Allocation Portfolio             MLPF&S FOR THE SOLE BENEFIT                        86,420.116            76.43%
Class R shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     26,650.981            23.57%
                                                 PEOPLES STATE BANK 401K PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Income Allocation Portfolio             MCB TRUST SERVICES TRUSTEE FBO                  2,677,575.997            83.07%
Class A shares                                   HOAG SHELTERED SAVINGS PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
--------------------------------------------------------------------------------------------------------------------------------
Delaware Income Allocation Portfolio             MLPF&S FOR THE SOLE BENEFIT                         9,456.229            10.69%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND
                                                 ADMIN-SEC#97T08
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

                                                 NFSC FEBO  # BWD-014184                             5,654.576             6.39%
                                                 LESLIE R BROWN
                                                 648 REDWOOD LN
                                                 NAMPA ID  83651-2471
---------------------------------------------------------------------------------------------------------------------------------
                                                 PERSHING LLC                                        5,154.234             5.83%
                                                 P.O. BOX 2052
                                                 JERSEY CITY NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                         4,611.857             5.21%
                                                 ACCOUNT 5581-9526
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
Delaware Income Allocation Portfolio             WELLS FARGO INVESTMENTS LLC                        19,645.683            25.99%
Class C shares                                   ACCOUNT 8777-9127
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
                                                 NFSC FEBO # BNW-947342                             10,035.571            13.28%
                                                 NFS/FMTC IRA
                                                 FBO PATRICIA C MCNAMARA
                                                 6155 NAGEL ST
                                                 LA MESA CA  91942-3111
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT                         8,827.882            11.68%
                                                 OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97T13
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                      4,624.579             6.12%
                                                 GENFED FEDERAL CR UNION 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                      4,536.410             6.00%
                                                 WIEBER LUMBER 401(K) PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Income Allocation Portfolio             MCB TRUST SERVICES CUST FBO                        19,640.970            40.69%
Institutional Class shares                       IRON WORKERS LOCAL 420 ANNUITY
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     19,528.737            40.46%
                                                 UNITED SUBCONTRACTORS 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 DELAWARE MANAGEMENT BUSINESS TR-DIA                 7,443.529            15.42%
                                                 ATTN: JOSEPH HASTINGS
                                                 2005 MARKET ST FL 9
                                                 PHILADELPHIA PA  19103-7042
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT                        21,442.960           100.00%
                                                 OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund               MLPF&S FOR THE SOLE BENEFIT OF ITS              1,997,448.300             8.38%
Class A shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMIN SEC #974N2
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
--------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund               MLPF&S FOR THE SOLE BENEFIT OF ITS                 76,056.729             5.17%
Class B shares                                   CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97E99
                                                 4800 DEER LAKE DR E--2ND FL
                                                 JACKSONVILLE FL  32246-6484
--------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund               MLPF&S FOR THE SOLE BENEFIT OF ITS                 65,983.783            14.07%
Class C shares                                   CUSTOMERS SEC#97HY4
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4600 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246
---------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund               RS DMC EMPLOYEE MPP PLAN                          143,136.697            37.90%
Institutional Class shares                       DELAWARE MANAGEMENT CO
                                                 EMPLOYEE MONEY PURCHASE PENSION
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST,
                                                 PHILADELPHIA PA 19103-3638
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUST FBO                        66,613.770            17.64%
                                                 PHILADELPHIA GAS WORKS 457
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHARLES SCHWAB & CO INC                            46,315.215            12.26%
                                                 ATTN MUTUAL FUND DEPT
                                                 101 MONTGOMERY ST
                                                 SAN FRANCISCO CA  94104-4122
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUST FBO                        30,703.301             8.13%
                                                 GRTR PHILA CHAMBER OF COM 401K
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     19,024.723             5.04%
                                                 CASTLE HARLAN,INC. 401(K) PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund               AST TRUST COMPANY AS TTEE FBO                      92,814.613            69.76%
Class R shares                                   WINDERMERE REAL ESTATE RETIREMENT
                                                 PLAN & TRUST FOR AGENTS
                                                 2390 E CAMELBACK RD STE 240
                                                 PHOENIX AZ  85016-3434
---------------------------------------------------------------------------------------------------------------------------------
                                                 AST TRUST COMPANY AS TTEE FBO                      18,581.259            13.97%
                                                 WINDERMERE 401K PLAN
                                                 2390 E CAMELBACK RD STE 240
                                                 PHOENIX AZ  85016-3434
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUSTODIAN FBO                   10,022.406             7.53%
                                                 ADVANCED FUEL RESEARCH INC
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT                         9,644.758             7.25%
                                                 OF ITS CUSTOMERS
                                                 ATTN FUND
                                                 ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund           MLPF&S FOR THE SOLE BENEFIT                       556,316.031            14.24%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 3RD FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund           MLPF&S FOR THE SOLE BENEFIT                       575,366.681            20.00%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 3RD FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund           CHASE MANHATTAN BANK C/F                          705,414.170            89.98%
Institutional Class shares                       DEL GRP FOUNDATION FD-INCOME PORT.
                                                 ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------
                                                 MORGAN KEEGAN & COMPANY INC                        53,063.617             6.77%
                                                 FBO 014038231
                                                 50 N FRONT ST
                                                 MEMPHIS TN  38103-2126
---------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund           MLPF&S FOR THE SOLE BENEFIT                         6,348.124            42.84%
Class R shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 AMERITRADE INC FBO 7736987481                       2,421.180            16.34%
                                                 PO BOX 2226
                                                 OMAHA NE  68103-2226
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUSTODIAN FBO                    1,768.662            11.93%
                                                 ADVANCED WASTEWATER SOLUTIONS 401K
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUSTODIAN FBO                    1,516.388            10.23%
                                                 GAPASIN MANOR INC
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 AMERITRADE INC FBO 7735869841                       1,133.787             7.65%
                                                 PO BOX 2226
                                                 OMAHA NE  68103-2226
---------------------------------------------------------------------------------------------------------------------------------
Delaware Inflation Protected Bond Fund           DMH CORP                                          200,000.000           100.00%
Class A shares                                   ATTN JOE HASTINGS
                                                 2005 MARKET ST FL 9
                                                 PHILADELPHIA PA  19103-7042
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

Delaware Inflation Protected Bond Fund           DMH CORP                                          200,000.000           100.00%
Institutional Class shares                       ATTN JOE HASTINGS
                                                 2005 MARKET ST FL 9
                                                 PHILADELPHIA PA  19103-7042
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Small Cap Value Fund      PERSHING LLC                                      348,614.859            22.58%
Class A shares                                   PO BOX 2052
                                                 JERSEY CITY NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------------------
                                                 PATRICK R & MARY L VITERBO TTEES                   99,545.944             6.45%
                                                 PATRICK & MARY VITERBO REV TR
                                                 U/A DTD 3-24-84
                                                 7040 W SURREY AVE
                                                 PEORIA AZ  85381-5014
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Small Cap Value Fund      MORGAN STANLEY & CO FBO                            67,188.461            16.52%
Class C shares                                   THOMAS LONGFELLOW,
                                                 S LONGFELLOW, R LONGFELLOW
                                                 TENCOM
                                                 1010 OVERLOOK RD,
                                                 MENDOTA HTS MN 5518-3651
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT                        30,943.581             7.61%
                                                 OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Small Cap Value Fund      NFSC FEBO # HDM-601250                             59,434.448            94.43%
Institutional Class shares                       BLUMENTHAL INC
                                                 MUTUAL FUND
                                                 951 S 35TH ST
                                                 W DES MOINES IA  50265-5309
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund         PRUDENTIAL INVESTMENT MGMT SVC FBO              2,736,458.204            14.39%
Class A shares                                   MUTUAL FUND CLIENTS
                                                 ATTN: PRUCHOICE UNIT
                                                 MAIL STOP 194-201
                                                 194 WOOD AVE S, ISELIN NJ 08830-2710
--------------------------------------------------------------------------------------------------------------------------------
                                                 ISELIN NJ  08830-2710                           1,127,069.333             5.93%
                                                 CHARLES SCHWAB & CO INC
                                                 SPEC CUSTODY ACCT FOR THE EXCL
                                                 BNFT OF CUSTS ATTN MUT FDS
                                                 101 MONTGOMERY ST
                                                 SAN FRANCISCO CA  94104-4122
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund         MLPF&S FOR THE SOLE BENEFIT OF ITS                152,313.157             6.32%
Class B shares                                   CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97HN8
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 FIRST CLEARING CORPORATION                        136,222.408             5.65%
                                                 ACCOUNT 4035-1875
                                                 HARBOR ASSOCIATES
                                                 ACCOUNT #2
                                                 230 NORMANDY CIRCLE,
                                                 PALM HARBOR FL 34683
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund         MLPF&S FOR THE SOLE BENEFIT OF ITS                288,170.445             6.56%
Class C shares                                   CUSTOMERS SEC#97HY9
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4600 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund         CITIGROUP GLOBAL MARKETS INC                    4,224,775.417            38.67%
Institutional Class shares                       00109801250
                                                 333 W 34TH ST FL 3
                                                 NEW YORK NY  10001-2402
---------------------------------------------------------------------------------------------------------------------------------
                                                 NORWEST BANK COLORADO NA TTEE                   3,792,372.924            34.71%
                                                 COUNTY OF LOS ANGELES DEF COMP
                                                 AND THRIFT PLN
                                                 C/O GREAT WEST LIFE & ANNUITY
                                                 8515 E ORCHARD RD #2T2,
                                                 ENGLEWOOD, CO 80111-5002
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund         MLPF&S FOR THE SOLE BENEFIT                        77,921.461            81.55%
Class R shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 AST TRUST COMPANY  AS CUST                          5,414.528             5.67%
                                                 FBO DANIEL PROFESSIONAL GROUP INC
                                                 RETIREMENT SAVINGS PLAN
                                                 A2575
                                                 2390 E CAMELBACK RD STE 240,
                                                 PHOENIX AZ 85016-3434
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

Delaware Large Cap Value Fund                    MLPF&S FOR THE SOLE BENEFIT OF ITS                285,977.364            12.21%
Class C shares                                   CUSTOMERS SEC#97HY6
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4600 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246
---------------------------------------------------------------------------------------------------------------------------------
Delaware Large Cap Value Fund                    MCB TRUST SERVICES TRUSTEE FBO                  1,036,257.833            42.43%
Institutional Class shares                       DAY & ZIMMERMANN 401(K) PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 RS DMC EMPLOYEE MPP PLAN                          523,216.428            21.42%
                                                 DELAWARE MANAGEMENT CO
                                                 EMPLOYEE MONEY PURCHASE PENSION
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST,
                                                 PHILADELPHIA PA 19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                    124,151.964             5.08%
                                                 DAY & ZIMMERMANN HAWTHORNE 401K PL
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Large Cap Value Fund                    MLPF&S FOR THE SOLE BENEFIT                        64,230.139            93.97%
Class R shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE                          4,023.165             5.89%
                                                 LAI CONSTRUCTION SERVICES INC
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund            MLPF&S FOR THE SOLE BENEFIT                       200,162.196            90.13%
Class R shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB Trust Services Cust. FBO                       13,034.790             5.87%
                                                 Van Zyverden, Inc.
                                                 700 17th Street
                                                 Suite 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund            MLPF&S FOR THE SOLE BENEFIT OF ITS              1,709,584.197             7.08%
Class A shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMIN SEC #974P3
                                                 4800 DEER LAKE DR E # 2
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund            MLPF&S FOR THE SOLE BENEFIT OF ITS                326,961.597             9.83%
Class B shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMIN SEC # 97D24
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund            MLPF&S FOR THE SOLE BENEFIT OF ITS              1,460,530.566            24.13%
Class C shares                                   CUSTOMERS SEC#97H04
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund            MCB TRUST SERVICES CUST FBO                       403,499.699            15.82%
Institutional Class shares                       IRON WORKERS LOCAL 420 ANNUITY
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 LINCOLN FINANCIAL GROUP                           375,156.460            14.71%
                                                 FOUNDATION INC
                                                 1300 S CLINTON ST
                                                 FORT WAYNE IN  46802-3506
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         224,046.547             8.79%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4050002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198,
                                                 PITTSBURGH PA 15230-3198
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHASE MANHATTAN BANK C/F                          219,134.532             8.59%
                                                 DEL GRP FOUNDATION FD BALANCED PORT
                                                 ATTN: MARISOL GORDAN GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

                                                 BOST & CO                                         182,167.129             7.14%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4130002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198,
                                                 PITTSBURGH PA 15230-3198
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         167,397.995             6.56%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4040002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198,
                                                 PITTSBURGH PA 15230-3198
---------------------------------------------------------------------------------------------------------------------------------
                                                 RS DMC EMPLOYEE MPP PLAN                          164,620.757             6.45%
                                                 DELAWARE MANAGEMENT CO
                                                 EMPLOYEE MONEY PURCHASE PENSION
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST
                                                 PHILADELPHIA PA  19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         151,266.278             5.93%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4170002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198,
                                                 PITTSBURGH PA 15230-3198
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         135,205.485             5.30%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4060002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198,
                                                 PITTSBURGH PA 15230-3198
---------------------------------------------------------------------------------------------------------------------------------
Delaware Minnesota High-Yield Municipal Bond     MLPF&S FOR THE SOLE BENEFIT                        70,241.736             6.20%
Fund                                             OF ITS CUSTOMERS
Class B shares                                   ATTN FUND ADMINISTRATION SEC#97KF1
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Minnesota High-Yield Municipal Bond     MLPF&S FOR THE SOLE BENEFIT                       120,485.688            10.37%
Fund                                             OF ITS CUSTOMERS
Class C shares                                   ATTN FUND ADMINISTRATION SEC#97KF2
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                        86,158.727             7.42%
                                                 ACCOUNT 6651-0545
                                                 420 MONTGOMERY ST
                                                 SAN FRANCISCO CA  94104-1207
---------------------------------------------------------------------------------------------------------------------------------
                                                 ANDREW ELLIS                                       73,766.299             6.35%
                                                 HARRIET A ELLIS JTTEN
                                                 5201 BELMONT
                                                 MINNEAPOLIS MN  55419-1347
---------------------------------------------------------------------------------------------------------------------------------
Delaware National High-Yield Municipal Bond      FIRST CLEARING CORPORATION                        403,544.633             7.11%
Fund                                             A/C 2297-6324
Class A shares                                   JUANITA M DALY
                                                 PO BOX 9
                                                 BIG ARM MT  59910-0009
---------------------------------------------------------------------------------------------------------------------------------
Delaware National High-Yield Municipal Bond      MLPF&S FOR THE SOLE BENEFIT                       289,319.508            20.31%
Fund                                             OF ITS CUSTOMERS
Class B shares                                   ATTN FUND ADMINISTRATION SEC#97L95
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware National High-Yield Municipal Bond      MLPF&S FOR THE SOLE BENEFIT                       145,475.709            29.45%
Fund                                             OF ITS CUSTOMERS
Class C shares                                   ATTN FUND ADMINISTRATION SEC#97L96
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 RAYMOND JAMES & ASSOC INC                          65,016.441            13.16%
                                                 FBO REAGAN FAMI
                                                 BIN# 50277864
                                                 880 CARILLON PKWY
                                                 ST PETERSBURG FL  33716-1100
---------------------------------------------------------------------------------------------------------------------------------
                                                 FIRST CLEARING, LLC                                29,073.346             5.89%
                                                 A/C 6326-2843
                                                 ARNI L NASHBAR AND
                                                 8911 BLOOMFIELD BLVD
                                                 SARASOTA FL  34238-4452
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                               CHARLES SCHWAB & CO INC                         1,249,991.525             8.53%
Class A shares                                   SPEC CUSTODY ACCT FOR THE EXCL
                                                 BNFT OF CUSTS ATTN MUT FDS
                                                 101 MONTGOMERY ST
                                                 SAN FRANCISCO CA  94104-4122
---------------------------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                               MLPF&S FOR THE SOLE BENEFIT                       458,563.952            11.52%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97SR7
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                               MLPF&S FOR THE SOLE BENEFIT                       498,130.027            14.38%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97SR9
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                               CHARLES SCHWAB & CO INC                           650,119.468            25.41%
Institutional Class shares                       SPEC CUSTODY ACCT FOR THE EXCL
                                                 BNFT OF CUSTS ATTN MUT FDS
                                                 101 MONTGOMERY ST
                                                 SAN FRANCISCO CA  94104-4122
---------------------------------------------------------------------------------------------------------------------------------
                                                 FIDELITY INVESTMENTS INSTITUTIONAL                338,314.140            13.22%
                                                 OPERATIONS CO FIIOC AS AGENT
                                                 FOR CERTAIN EMPLOYEE BENEFIT PLANS
                                                 100 MAGELLAN WAY KW1C
                                                 COVINGTON KY  41015-1999
---------------------------------------------------------------------------------------------------------------------------------
                                                 RS DMC EMPLOYEE MPP PLAN                          186,747.185             7.30%
                                                 DELAWARE MANAGEMENT CO
                                                 EMPLOYEE MONEY PURCHASE PENSION
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST,
                                                 PHILADELPHIA PA 19103-3638
---------------------------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                               GRAHAM RIDDLE                                      16,400.094            16.65%
Class R shares                                   JEFFERY M SCHWARTZ TTEESS
                                                 FBO NATIONAL SECURITY RESEARCH
                                                 401K PLAN
                                                 2231 CRYSTAL DR STE 500,
                                                 ARLINGTON VA 22202-3722
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT                         9,855.609            10.01%
                                                 OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 ROGER D HOHLT  TTEE FBO CURTIS                      6,946.480             7.05%
                                                 BLAKELY & CO PC EMPEE SVGS
                                                 ATTN: ROGER HOHLT
                                                 PERSONAL & CONFIDENTIAL
                                                 2403 JUDSON ROAD,
                                                 LONGVIEW TX 75605-4639
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUSTODIAN FBO                    6,742.090             6.84%
                                                 EMIGH HARDWARE COMPANY
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 RELIANCE TRUSTCO                                    5,001.950             5.08%
                                                 FBO PUMFORD CONSTRUCTION I 401K
                                                 PO BOX 48529
                                                 ATLANTA GA  30362-1529
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUSTODIAN FBO                    4,919.791             4.99%
                                                 SCHWEISSGUTH BROTHERS INC
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware S&P 500 Index Fund                      MCB TRUST SERVICES TRUSTEE FBO                    698,667.653            25.88%
Class C shares                                   UFCW LOCAL 1776 RET SVGS PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 RS DMC EMPLOYEE MPP PLAN                          326,584.609            12.10%
                                                 DELAWARE MANAGEMENT CO MPP TRUST
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST
                                                 PHILADELPHIA PA  19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                    211,019.119             7.82%
                                                 PLUMBERS & STEAMFITTERS MPP PL
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

                                                 MCB TRUST SERVICES CUST FBO                       188,930.772             7.00%
                                                 MTN WEST/NM CARPENTERS PLAN A
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                    186,287.076             6.90%
                                                 CASTLE HARLAN,INC. 401(K) PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                    182,073.988             6.74%
                                                 UNITED SUBCONTRACTORS 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                    176,603.784             6.54%
                                                 APPLIED CARD SYSTEMS 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUST FBO                       136,488.318             5.06%
                                                 IRON WORKERS LOCAL 420 ANNUITY
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware S&P 500 Index Fund                      MCB TRUST SERVICES TRUSTEE FBO                    700,387.053            17.45%
Institutional Class shares                       HOAG SHELTERED SAVINGS PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund                      T ROWE PRICE RETIREMENT PLAN SVCS                 319,503.118            18.95%
Institutional Class shares                       FBO RETIREMENT PLAN CLIENTS
                                                 4515 PAINTERS MILL RD
                                                 OWINGS MILLS MD  21117-4903
---------------------------------------------------------------------------------------------------------------------------------
                                                 RS DMC EMPLOYEE MPP PLAN                          289,586.882            17.18%
                                                 DELAWARE MANAGEMENT CO MPP TRUST
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST
                                                 PHILADELPHIA PA  19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                                 RELIANCE TRUST COMPANY                            265,510.469            15.75%
                                                 TTEE FBO DEAN FOODS 401K PLAN
                                                 ATTN FANNY SHEUMAKER
                                                 2515 MCKINNEY AVE STE 120 LB30
                                                 DALLAS TX  75201-1978
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUST FBO                       136,407.375             8.09%
                                                 PHILADELPHIA GAS WORKS 457
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 WESTERN WASHINGTON U.A.                           105,977.966             6.29%
                                                 SUPPLEMENTAL PENSION PLAN
                                                 C/O ZENITH ADMINISTRATORS
                                                 201 QUEEN ANNE AVE N STE 100
                                                 SEATTLE WA  98109-4824
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHASE MANHATTAN C/F                               104,408.369             6.19%
                                                 DEL GRP FOUNDATION FD GROWTH PORT.
                                                 ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                    101,150.313             6.00%
                                                 UFCW & EMPLOYERS SUPP PENSION PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund                      C/O MUTUAL FUNDS                                  596,321.299             6.21%
Class A shares                                   WILMINGTON TRUSTCO TRUSTEE FBO
                                                 ST VINCENT MERCY MEDICAL CENTER
                                                 DEFINED CONTRIBUTION PL ACCOUNT
                                                 PO BOX 8880,
                                                 WILMINGTON DE 19899-8880
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT                       483,950.155             5.04%
                                                 OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97D44
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund                      MLPF&S FOR THE SOLE BENEFIT                     1,244,835.218            10.00%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION SEC#97HP0
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

Delaware Select Growth Fund                      MLPF&S FOR THE SOLE BENEFIT                       934,278.374            22.34%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97D45
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund                      RELIANCE TRUSTCO                                   26,502.138            63.74%
Class R shares                                   FBO RELIANCE TRADING CORPOR 401K
                                                 PO BOX 48529
                                                 ATLANTA GA  30362-1529
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT                        12,648.842            30.42%
                                                 OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Core Fund                     DMTC C/F THE ROLLOVER IRA OF                          629.965            45.82%
Class A shares                                   DEMIAN P WINES
                                                 315 KRAMS AVE
                                                 PHILADELPHIA PA  19128-4732
---------------------------------------------------------------------------------------------------------------------------------
                                                 DMTC C/F THE ROTH IRA OF                              314.713            22.89%
                                                 JAMES C MORROW
                                                 2004 E VENANGO ST
                                                 PHILADELPHIA PA  19134-2122
---------------------------------------------------------------------------------------------------------------------------------
                                                 JAMES C MORROW                                        272.792            19.84%
                                                 2004 E VENANGO ST
                                                 PHILADELPHIA PA  19134-2122
---------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Core Fund                     LINCOLN NATIONAL LIFE INS COMPANY                 326,287.980           100.00%
Institutional Class shares                       1300 S CLINTON ST
                                                 FORT WAYNE IN  46802-3518
---------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund                   MLPF&S FOR THE SOLE BENEFIT                       465,058.195            19.65%
Class A shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund                   MLPF&S FOR THE SOLE BENEFIT                        27,198.339             5.72%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION SEC#
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
--------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund                   MLPF&S FOR THE SOLE BENEFIT                       168,143.485            25.87%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund                   MERCANTILE SAFE DEPOSIT & TRUST CO                114,412.062            99.58%
Institutional Class shares                       TTEE FBO RANDOLPH HOSPITAL PENSION
                                                 PLAN A/C #3409802
                                                 ATTN: MUTUAL FUNDS
                                                 766 OLD HAMMONDS FERRY ROAD,
                                                 LINTHICUM MD 21090-2112
---------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund                   MLPF&S FOR THE SOLE BENEFIT                        71,488.496            91.18%
Class R shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUSTODIAN FBO                    4,935.755             6.29%
                                                 FIRST STATE BANK PSP & TRUST
                                                 A/C# 07C19375
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
--------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund                    MLPF&S FOR THE SOLE BENEFIT OF ITS                353,203.755             5.18%
Class A shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMIN SEC #973J6
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund                    MLPF&S FOR THE SOLE BENEFIT OF ITS                253,336.420             8.57%
Class B shares                                   CUSTOMERS
                                                 ATTN:FUND ADMIN-SEC#97E98
                                                 4800 DEER LAKE DR E--2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

Delaware Small Cap Value Fund                    MLPF&S FOR THE SOLE BENEFIT OF ITS                324,373.937            18.39%
Class C shares                                   CUSTOMERS SEC#97HY5
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4600 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246
---------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund                    RS DMC EMPLOYEE MPP PLAN                          241,758.222            41.56%
Institutional Class shares                       DELAWARE MANAGEMENT CO
                                                 EMPLOYEE MONEY PURCHASE PENSION
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST,
                                                 PHILADELPHIA PA 19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHASE MANHATTAN C/F                                46,105.245             7.93%
                                                 DEL GRP FOUNDATION FD GROWTH PORT.
                                                 ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                          34,301.171             5.90%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4010002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198,
                                                 PITTSBURGH PA 15230-3198
---------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund                    MLPF&S FOR THE SOLE BENEFIT                        49,283.766            42.36%
Class R shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     26,498.552            22.77%
                                                 PEOPLES STATE BANK 401K PLAN
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Social Awareness Fund                   MLPF&S FOR THE SOLE BENEFIT OF ITS                115,835.212             5.62%
Class B shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMIN-SEC#97NN2
                                                 4800 DEER LAKE DRIVE EAST, 2RD FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Social Awareness Fund                   MLPF&S FOR THE SOLE BENEFIT OF ITS                 98,723.280            13.47%
Class C shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMIN-SEC#97NN3
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Social Awareness Fund                   RS DMC EMPLOYEE MPP PLAN                           24,707.256            41.92%
Institutional Class shares                       DELAWARE MANAGEMENT CO
                                                 EMPLOYEE MONEY PURCHASE PENSION
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST,
                                                 PHILADELPHIA PA 19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     17,788.845            30.18%
                                                 ZOOLOGICAL SCTY OF PHILA 401K
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 FIRST CLEARING LLC
                                                 A/C 4237-6535
                                                 JOSEPH H HAGOOD IRA
                                                 FCC AS CUSTODIAN
                                                 566 COUNTY ROAD 83,
                                                 SELMA AL 36703-9247                                13,786.408            23.39%
                                                 SELMA AL  36703-9247
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Fund                   RBC DAIN RAUSCHER              FBO                350,746.539            18.16%
Class A shares                                   GAYLORD RUBIN
                                                 BEVERLY RUBIN CO-TTEES
                                                 GAYLORD& BEVERLY RUBIN FAM TR
                                                 6580 N PRAYING MONK RD,
                                                 PARADISE VALLEY AZ 85253-4085
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                       115,590.261             5.99%
                                                 ACCOUNT 4573-4429
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

                                                 A G EDWARDS & SONS INC FBO                        102,159.847             5.29%
                                                 FRANCES C CARTER
                                                 ACCOUNT 0085-008374
                                                 1 N JEFFERSON AVE
                                                 SAINT LOUIS MO  63103-2205
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Fund                   WELLS FARGO INVESTMENTS LLC                        32,184.679            10.37%
Class C shares                                   ACCOUNT 5273-9816
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
                                                 UBS FINANCIAL SERVICES INC. FBO                    20,730.564             6.68%
                                                 THE DAVIDSON FAMILY TRUST
                                                 DTD 2/2/93
                                                 CLARA DAVIDSON TTEES
                                                 400 S BROADWAY PLACE APT 1124,
                                                 TUCSON AZ 85710-3700
---------------------------------------------------------------------------------------------------------------------------------
                                                 RONALD W BOWDEN                                    19,645.161             6.33%
                                                 AND CHERYL BOWDEN TTEES
                                                 RONALD W & CHERYL L BOWDEN TRUST
                                                 DTD 9-28-99
                                                 PO BOX 1101,
                                                 YARNELL AZ 85362-1101
---------------------------------------------------------------------------------------------------------------------------------
                                                 LEGG MASON WOOD WALKER INC                         19,318.488             6.23%
                                                 423-00154-16
                                                 PO BOX 1476
                                                 BALTIMORE MD  21203-1476
---------------------------------------------------------------------------------------------------------------------------------
                                                WELLS FARGO INVESTMENTS LLC                        17,573.981             5.66%
                                                 ACCOUNT 2078-1746
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
--------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                        16,168.241             5.21%
                                                 ACCOUNT 1901-5935
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Insured Fund           MLPF&S FOR THE SOLE BENEFIT                       799,995.554             7.75%
Class A shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Insured Fund           MLPF&S FOR THE SOLE BENEFIT                       137,360.866            11.97%
Class B shares                                   OF ITS CUSTOMERS SEC#97GC9
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Insured Fund           MLPF & S FOR THE SOLE BENEFIT                     135,986.558            23.96%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97EA5
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
--------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                        43,219.297             7.61%
                                                 ACCOUNT 1972-1797
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                        28,442.175             5.01%
                                                 ACCOUNT 4392-8254
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Fund                MLPF & S FOR THE SOLE BENEFIT                     257,340.203            11.19%
Class A shares                                   OF ITS CUSTOMERS SEC#97GD4
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 NFSC FEBO  # STL-692921                           180,872.151             7.87%
                                                 MARGARET R PETERSON TTEE
                                                 SURVIVORS TR UNDER THE PETERSON
                                                 FAM TR, U/A 8/2/88
                                                 539 E WALNUT,
                                                 BURBANK California 91501-1723
---------------------------------------------------------------------------------------------------------------------------------
                                                 FIRST CLEARING LLC                                123,434.705             5.37%
                                                 A/C 1214-8336
                                                 ATCHLEY FAMILY SURVIVORS
                                                 TRUST
                                                 10700 WHEAT FIRST DR,
                                                 GLEN ALLEN VA 23060-9243
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

Delaware Tax-Free California Fund                MLPF&S FOR THE SOLE BENEFIT                        66,209.286             5.48%
Class B shares                                   OF ITS CUSTOMERS SEC#97GD2
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Fund                MLPF&S FOR THE SOLE BENEFIT                       112,523.886            20.21%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97MF7
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 RBC DAIN RAUSCHER              FBO                 31,108.974             5.59%
                                                 BOB B BUNDY & JEAN BUNDY,TTEES
                                                 BOB B BUNDY & JEAN BUNDY REV T
                                                 U/A DTD 10/06/1993
                                                 47489 TANGIER DR,
                                                 PALM DESERT California 92260-58313
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Insured Fund        NFSC FEBO  # STL-692921                           272,325.810            12.03%
Class A shares                                   MARGARET R PETERSON TTEE
                                                 SURVIVORS TR UNDER THE PETERSON
                                                 FAM TR, U/A 8/2/88
                                                 539 E WALNUT,
                                                 BURBANK California 91501-1723
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT                       173,214.897             7.65%
                                                 OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN SEC #97AL7
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 JOHN F HANLEY                                     123,843.611             5.47%
                                                 AND HELEN M HANLEY TTEES
                                                 JOHN F HANLEY FAMILY TRUST
                                                 U/A DTD 2/17/93
                                                 9799 EL DURANGO CIRCLE,
                                                 FOUNTAIN VALLEY California 92708-3512
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Insured Fund        MLPF&S FOR THE SOLE BENEFIT                        87,016.906            14.63%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION SEC#97DT0
                                                 4800 DEER LAKE DR E 2RD FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                        41,520.996             6.98%
                                                 ACCOUNT 3351-5187
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Insured Fund        MLPF&S FOR THE SOLE BENEFIT                        24,243.373            19.36%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97MF8
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                        14,569.281            11.63%
                                                 ACCOUNT 8039-6103
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
                                                 CITIGROUP GLOBAL MARKETS INC.                       9,541.985             7.62%
                                                 00157404672
                                                 333 WEST 34TH STREET - 3RD FLOOR
                                                 NEW YORK NY  10001-2402
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                         7,667.724             6.12%
                                                 ACCOUNT 2017-5823
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                         7,272.953             5.81%
                                                 ACCOUNT 2073-5270
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Colorado Fund                  MLPF&S FOR THE SOLE BENEFIT                        63,987.032             5.89%
Class B shares                                   OF ITS CUSTOMERS SEC#97GC7
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

                                                 WELLS FARGO INVESTMENTS LLC                        55,268.784             5.08%
                                                 ACCOUNT 5286-9216
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Colorado Fund                  MLPF & S FOR THE SOLE BENEFIT                     118,540.411            14.25%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97EA6
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund                   A G EDWARDS & SONS INC FBO                        118,692.358            12.38%
Class A shares                                   ROBIN MELVA ANDERSON
                                                 ACCOUNT 0085-005146
                                                 1 N JEFFERSON AVE
                                                 SAINT LOUIS MO  63103-2205
---------------------------------------------------------------------------------------------------------------------------------
                                                 EDWARD D JONES & CO FAO                            52,927.995             5.52%
                                                 JOHN P THIMMESH &
                                                 PATTI THIMMESH TRUSTEES
                                                 EDJ# 894-09134-1-4
                                                 PO BOX 2500,
                                                 MARYLAND HTS MO 63043-8500
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund                   UBS FINANCIAL SERVICES INC. FBO                    47,856.256            16.13%
Class B shares                                   JUDITH GOLDSMITH 2000
                                                 IRREVOCABLE TRUST DTD 12/27/00
                                                 JOYCE PERNIN TRUSTEE
                                                 5781 BRIDLEWAY CIRCLE,
                                                 BOCA RATON FL 33496-3211
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT                        43,643.289            14.71%
                                                 OF ITS CUSTOMERS SEC#97GC2
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 ATTN MUTUAL FUNDS                                  20,519.416             6.92%
                                                 FISERV SECURITIES INC
                                                 FAO 14048823
                                                 ONE COMMERCE SQUARE
                                                 2005 MARKET STREET SUITE 1200,
                                                 PHILADELPHIA PA 19103-7008
---------------------------------------------------------------------------------------------------------------------------------
                                                 FIRST CLEARING, LLC                                16,970.333             5.72%
                                                 A/C 1084-0401
                                                 BARBARA ANN ALLARD REV TR
                                                 BARBARA ANN ALLARD TTEE UA
                                                 20 N CREEK LN
                                                 SARASOTA FL  34236
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund                   MLPF&S FOR THE SOLE BENEFIT                        32,319.204            16.27%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 RAYMOND JAMES & ASSOC INC                          26,235.716            13.21%
                                                 FBO PARMER FW&A
                                                 BIN# 50100337
                                                 880 CARILLON PKWY
                                                 ST PETERSBURG FL  33716-1100
---------------------------------------------------------------------------------------------------------------------------------
                                                 PERSHING LLC                                       21,343.696            10.75%
                                                 PO BOX 2052
                                                 JERSEY CITY NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------------------
                                                 PERSHING LLC                                       19,320.292             9.73%
                                                 PO BOX 2052
                                                 JERSEY CITY NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------------------
                                                 MARY J MANNS                                       11,107.267             5.59%
                                                 2628 NANTUCKET LN
                                                 TALLAHASSEE FL  32309-2246
---------------------------------------------------------------------------------------------------------------------------------
                                                 MARJORIE NEHLSEN TTEE                              10,050.251             5.06%
                                                 MARJORIE NEHLSEN TRUST
                                                 UA DTD 02/02/1995
                                                 12667 SW SUZY AVE
                                                 LAKE SUZY FL  34269-9370
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Insured Fund           MLPF& S FOR THE SOLE BENEFIT                      523,028.038             6.71%
Class A shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SECURITY # 970G2
                                                 4800 DEER LAKE DR E 2ND FLOOR,
                                                 JACKSONVILLE FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Insured Fund           MLPF&S FOR THE SOLE BENEFIT                        60,932.349            14.13%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION SEC#97DT2
                                                 4800 DEER LAKE DR E 2RD FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

                                                 NFSC FEBO # CWG-007790                             22,461.815             5.21%
                                                 HELEN STURMAN TRUSTEE
                                                 HELEN A STURMAN REVOCABLE TRUST
                                                 AGREEME UA 6/14/91
                                                 8 NORMANDY A,
                                                 DELRAY BEACH FL 33484-4730
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Insured Fund           MLPF & S FOR THE SOLE BENEFIT                      42,968.280            57.13%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC#97MG0
                                                 4800 DEER LAKE DR E 2RD FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 A G EDWARDS & SONS INC FBO                         16,107.014            21.41%
                                                 MIRENA LANDERS TRUSTEE
                                                 J ROBERT LANDERS
                                                 ACCOUNT 0317-289049
                                                 1 N JEFFERSON AVE,
                                                 SAINT LOUIS MO 63103-2205
---------------------------------------------------------------------------------------------------------------------------------
                                                 SHAW RUBIN FAMILY                                   8,321.982            11.06%
                                                 PARTNERSHIP LLLP
                                                 600 THREE ISLAND BLVD APT 2108
                                                 HALLANDALE BEACH FL  33009-2888
---------------------------------------------------------------------------------------------------------------------------------
                                                 UBS FINANCIAL SERVICES INC. FBO                     4,948.641             6.58%
                                                 ROSALIE MERGAMAN
                                                 3600 CONSHOHOCKEN AVE APT 205
                                                 PHILADELPHIA PA  19131-5303
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund                     MLPF&S FOR THE SOLE BENEFIT                       299,854.430             6.01%
Class A shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN SEC #97CU2
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund                     MLPF&S FOR THE SOLE BENEFIT                       112,590.741            10.87%
Class B shares                                   OF ITS CUSTOMERS 97GP1
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 DEAN WITTER FOR THE BENEFIT OF                     57,681.048             5.57%
                                                 KENNETH SCHWARZE &
                                                 PO BOX 250 CHURCH STREET STATION
                                                 NEW YORK NY  10008-0250
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund                     MLPF&S FOR THE SOLE BENEFIT                       172,182.487            13.16%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN-SEC# 97MG3
                                                 4800 DEER LAKE DR E 2RD FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Insured Fund                   NFSC FEBO # 0NN-130524                             35,797.170             6.22%
Class B shares                                   CLEM LYONS
                                                 126 VILLITA ST
                                                 SAN ANTONIO TX  78205-2735
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Insured Fund                   NFSC FEBO # L2H-007960                             49,659.108            24.97%
Class C shares                                   SUE DELL THOMAN
                                                 4020 RITAMARIE DR
                                                 COLUMBUS OH  43220-4927
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT OF ITS                 31,639.826            15.91%
                                                 CUSTOMERS SEC#97H08
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 JANNEY MONTGOMERY SCOTT LLC                        22,266.227            11.20%
                                                 ACCOUNT 7268-3586
                                                 VICTORIA SANGER
                                                 1801 MARKET ST
                                                 PHILADELPHIA PA 19103-1628
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund                 MLPF&S FOR THE SOLE BENEFIT                       131,181.786            11.47%
Class B shares                                   OF ITS CUSTOMERS SEC#97GD0
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund                 MLPF&S FOR THE SOLE BENEFIT                       125,808.763            14.05%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINI-SEC#97EA3
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

Delaware Tax-Free Minnesota Insured Fund         MLPF&S FOR THE SOLE BENEFIT                        64,146.210             5.03%
Class B shares                                   OF ITS CUSTOMERS  SEC#97GD1
                                                 ATTN FUND ADMINISTRATION
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Insured Fund         MLPF&S FOR THE SOLE BENEFIT                        89,711.800             7.84%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN--SEC#97EA4
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 U S BANCORP INVESTMENTS INC                        78,461.230             6.85%
                                                 FBO 220252661
                                                 100 S 5TH ST STE 1400
                                                 MINNEAPOLIS MN  55402-1217
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Intermediate Fund    UBS FINANCIAL SERVICES INC. FBO                   285,774.648             5.32%
Class A shares                                   STEPHEN M WATSON #2
                                                 2801 BENTON BLVD
                                                 MINNEAPOLIS MN  55416-4326
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Intermediate Fund    PIPER JAFFRAY & CO.                                27,546.581             9.60%
Class B shares                                   A/C 1974-3634
                                                 800 NICOLLET MALL
                                                 MINNEAPOLIS MN  55402-7000
---------------------------------------------------------------------------------------------------------------------------------
                                                 U S BANCORP INVESTMENTS INC                        25,883.122             9.02%
                                                 FBO 249243521
                                                 100 S 5TH ST STE 1400
                                                 MINNEAPOLIS MN  55402-1217
---------------------------------------------------------------------------------------------------------------------------------
                                                 PIPER JAFFRAY & CO.                                14,763.222             5.14%
                                                 A/C 1974-3354
                                                 800 NICOLLET MALL
                                                 MINNEAPOLIS MN  55402-7000
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO INVESTMENTS LLC                        14,352.720             5.00%
                                                 ACCOUNT 4990-2761
                                                 608 2ND AVE S FL 8
                                                 MINNEAPOLIS MN  55402-1916
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Intermediate Fund    PIPER JAFFRAY & CO.                                51,359.854             7.91%
Class C shares                                   A/C 8690-1821
                                                 800 NICOLLET MALL
                                                 MINNEAPOLIS MN  55402-7000
---------------------------------------------------------------------------------------------------------------------------------
                                                 PIPER JAFFRAY & CO.                                48,048.673             7.40%
                                                 A/C 4535-1036
                                                 800 NICOLLET MALL
                                                 MINNEAPOLIS MN  55402-7000
---------------------------------------------------------------------------------------------------------------------------------
                                                 PERSHING LLC                                       41,440.031             6.39%
                                                 P.O. BOX 2052
                                                 JERSEY CITY NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Missouri Insured Fund          SEI TRUST COMPANY                                 347,411.447             8.11%
Class A shares                                   C/O CENTRAL BANK
                                                 ATTN: MUTUAL FUNDS
                                                 ONE FREEDOM VALLEY DRIVE
                                                 OAKS PA  19456
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Missouri Insured Fund          MLPF&S FOR THE SOLE BENEFIT                        28,311.976             7.07%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION SEC#97DT5
                                                 4800 DEER LAKE DR E 2RD FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Missouri Insured Fund          U.S. BANCORP INVESTMENTS INC.^                     27,930.315             6.98%
Class B shares                                   FBO 252375141
                                                 100 SOUTH FIFTH STREET SUITE 1400
                                                 MINNEAPOLIS MN  55402-1217
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Missouri Insured Fund          MLPF&S FOR THE SOLE BENEFIT                        62,215.335            49.36%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN SEC# 97MG4
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MARY ANN ROBINSON CONSERVATOR                      15,241.640            12.09%
                                                 FOR THE ESTATE OF NELSON GRUEN
                                                 2818 W LAKEVIEW DR
                                                 POPLAR BLUFF MO  63901-9296
---------------------------------------------------------------------------------------------------------------------------------
                                                 LAWRENCE C FAGAN TRUSTEE                           10,845.370             8.60%
                                                 LAWRENCE C
                                                 FAGAN
                                                 DTD 2/8/2000
                                                 HC 73 BOX 2215,
                                                 FAIRDEALING MO 63939-9302
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
                                                 DESSIE I RENARD                                     8,975.248             7.12%
                                                 TTEE EVERT E & DESSIE I RENARD
                                                 TRUST DTD SEP 1 1995
                                                 500 BEARDEN RD
                                                 POPLAR BLUFF MO  63901-3108
---------------------------------------------------------------------------------------------------------------------------------
                                                 PERSHING LLC                                        6,398.000             5.08%
                                                 PO BOX 2052
                                                 JERSEY CITY NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Money Fund                     PERSHING LLC                                    4,203,736.220            15.56%
Class A shares                                   PO BOX 2052
                                                 JERSEY CITY NJ  07303-2052
---------------------------------------------------------------------------------------------------------------------------------
                                                 JEFFREY P CADWELL                               1,811,944.390             6.71%
                                                 AND CONNIE CADWELL
                                                 TEN BY ENT
                                                 5321 WESTSHORE DR
                                                 NEW PRT RCHY FL  34652-3039
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Money Fund                     LANNY JOSEPH ROSS TTEE                            111,152.960            13.69%
Consultant Class shares                          LEONARD ROSS & LANA JEAN ROSS
                                                 IRREVOCABLE TRUST DTD 11/10/98
                                                 112 REED ST
                                                 MOSCOW PA  18444-9505
---------------------------------------------------------------------------------------------------------------------------------
                                                 EDWARD J NOLAN                                    107,945.630            13.29%
                                                 739 HILLCREST AVE
                                                 GLENSIDE PA  19038-5407
---------------------------------------------------------------------------------------------------------------------------------
                                                 GARY A THOMAS                                      77,083.020             9.49%
                                                 14 CIRCLE DR                                        CAMP HILL PA  17011-2607
---------------------------------------------------------------------------------------------------------------------------------
                                                 NANCY RHOADES                                      75,344.780             9.28%
                                                 2529 COMMONS TRCE
                                                 AUGUSTA GA  30909-2249
---------------------------------------------------------------------------------------------------------------------------------
                                                 JOANNE MARRIOTT                                    51,005.200             6.28%
                                                 81 MEADOWVIEW LN
                                                 VERNON CT  06066-2758
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free New York Fund                  ROBERTA B WENDEL                                  167,518.214            15.04%
Class A shares                                   143 W HAVEN RD
                                                 ITHACA NY  14850-3025
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free New York Fund                  MLPF&S FOR THE SOLE BENEFIT                        52,022.003            17.88%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION SEC#97L92
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 NFSC FEBO # E89-008141                             20,100.503             6.91%
                                                 THELMA PERL
                                                 1117 53RD ST
                                                 BROOKLYN NY  11219-3440
---------------------------------------------------------------------------------------------------------------------------------
                                                 DEAN WITTER FOR THE BENEFIT OF                     15,225.435             5.23%
                                                 T/U/W OF RUBY E OETKEN 9/4/99
                                                 PO BOX 250 CHURCH STREET STATION
                                                 NEW YORK NY  10008-0250
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free New York Fund                  RAYMOND JAMES & ASSOC INC                         161,731.423            75.21%
Class C shares                                   FBO ADDARIO J&S
                                                 BIN# 46110689
                                                 880 CARILLON PKWY
                                                 ST PETERSBURG FL  33716-1100
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Oregon Insured Fund            MLPF&S FOR THE SOLE BENEFIT OF ITS                 82,249.314            13.27%
Class C shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4800 DEER LAKE DRIVE EAST, 3RD FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 JANET P KOENNECKE                                  75,537.602            12.19%
                                                 4865 NW NESKOWIN
                                                 PORTLAND OR  97229
---------------------------------------------------------------------------------------------------------------------------------
                                                 WEDBUSH MORGAN SECURITIES                          43,689.415             7.05%
                                                 A/C 5041-0790
                                                 1000 WILSHIRE BLVD
                                                 LOS ANGELES CA  90017-2457
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Pennsylvania Fund              MLPF&S FOR THE SOLE BENEFIT OF ITS                112,559.018            13.72%
Class C shares                                   CUSTOMERS  SEC#97H06
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 NFSC FEBO # 04J-763098                             67,861.207             8.27%
                                                 GERTRUDE NICHOLSON
                                                 2 FRANKLIN TOWN BLVD APT 1013
                                                 PHILADELPHIA PA  19103-1224
---------------------------------------------------------------------------------------------------------------------------------
                                                 DAVID N ARMS AND                                   67,363.435             8.21%
                                                 JANET E ARMS JT WROS
                                                 2147 DEEP CREEK RD
                                                 PERKIOMENVLLE PA  18074-9516
---------------------------------------------------------------------------------------------------------------------------------
                                                 UBS FINANCIAL SERVICES INC. FBO                    46,410.455             5.66%
                                                 JOSEPH MCCORMICK CONSTRUCTION
                                                 CO INC
                                                 C/O OWEN J MCCORMICK
                                                 PO BOX 176, ERIE PA 16512-0176
                                                 ERIE PA  16512-0176
---------------------------------------------------------------------------------------------------------------------------------
                                                 THE MENNONITE FOUNDATION INC                       44,734.484             5.45%
                                                 W & A ROSENBERGER CRUT 22-00673
                                                 P O BOX 483
                                                 GOSHEN IN  46527-0483
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Fund                       MLPF&S FOR THE SOLE BENEFIT OF ITS                167,776.449             9.52%
Class B shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMIN SEC # 97D23
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Fund                       MLPF&S FOR THE SOLE BENEFIT OF ITS                 93,549.214            18.75%
Class C shares                                   CUSTOMERS SEC#97H07
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate Fund          MLPF&S FOR THE SOLE BENEFIT OF ITS                904,627.621            12.08%
Class A shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMIN SEC #97AX3
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate Fund          MLPF&S FOR SOLE BENEF OF ITS CUST                  93,620.243            29.05%
Class B shares                                   ATTN FUND ADMIN-SEC#97D27
                                                 4800 DEER LAKE DR E,2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate Fund          MLPF&S FOR THE SOLE BENEFIT OF ITS                980,237.442            56.80%
Class C shares                                   CUSTOMERS SEC#97H09
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund                              MLPF&S FOR THE SOLE BENEFIT OF ITS              9,803,360.736            21.60%
Class A shares                                   CUSTOMERS
                                                 ATTENTION: FUND ADMIN SEC #974N5
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund                              MLPF&S FOR THE SOLE BENEFIT OF ITS              1,268,160.599            13.46%
Class B shares                                   CUSTOMERS  SEC#97FA1
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund                              MLPF&S FOR THE SOLE BENEFIT OF ITS              3,096,711.726            33.55%
Class C shares                                   CUSTOMERS SEC#97HY3
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4600 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246
---------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund                              STATE STREET BANK AND TRUST CO                  3,716,926.299            23.53%
Institutional Class shares                       TTEE PACIFICORP KPLUS EE SAVING
                                                 AND STOCK OWNERSHIP PLAN
                                                 633 W 5TH ST FL 12
                                                 LOS ANGELES CA  90071-2095
---------------------------------------------------------------------------------------------------------------------------------
                                                 FIDELITY INVESTMENTS INSTITUTIONAL              2,674,720.221            16.93%
                                                 OPERATIONS CO FIIOC AS AGENT
                                                 FOR CERTAIN EMPLOYEE BENEFIT PLANS
                                                 100 MAGELLAN WAY KW1C
                                                 COVINGTON KY  41015-1999
---------------------------------------------------------------------------------------------------------------------------------
                                                 CITISTREET LLC                                  1,867,106.464            11.82%
                                                 C/FBO STATE OF HAWAII DEFERRED
                                                 COMP PLAN
                                                 235 S BERETANIA ST
                                                 HONOLULU HI  96813-2406
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
                                                 HARRAHS ENTERTAINMENT INC                       1,737,780.322            11.00%
                                                 SAVINGS AND RETIREMENT PLAN
                                                 DTD 2/28/2000
                                                 105 ROSEMONT AVE
                                                 WESTWOOD MA  02090-2318
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHARLES SCHWAB & CO INC                           819,777.953             5.19%
                                                 SPEC CUSTODY ACCT FOR THE EXCL
                                                 BNFT OF CUSTS ATTN MUT FDS
                                                 101 MONTGOMERY ST
                                                 SAN FRANCISCO CA  94104-4122
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT                       796,825.952             5.04%
                                                 OF ITS CUSTOMERS
                                                 ATTN FUND ADMIN SEC
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund                              AST TRUST COMPANY AS TTEE FBO                     171,710.826            53.12%
Class R shares                                   WINDERMERE REAL ESTATE RETIREMENT
                                                 PLAN & TRUST FOR AGENTS
                                                 2390 E CAMELBACK RD STE 240
                                                 PHOENIX AZ  85016-3434
---------------------------------------------------------------------------------------------------------------------------------
                                                 MLPF&S FOR THE SOLE BENEFIT                        95,653.281            29.59%
                                                 OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 AST TRUST COMPANY AS TTEE FBO                      27,744.127             8.58%
                                                 WINDERMERE 401K PLAN
                                                 2390 E CAMELBACK RD STE 240
                                                 PHOENIX AZ  85016-3434
---------------------------------------------------------------------------------------------------------------------------------
Delaware U.S. Growth Fund                        MLPF&S FOR THE SOLE BENEFIT OF ITS                127,758.370            15.94%
Class C shares                                   CUSTOMERS SEC#97JY7
                                                 ATTENTION: FUND ADMINISTRATION
                                                 4800 DEER LAKE DRIVE EAST, 2ND FL
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware U.S. Growth Fund                        RS DMC EMPLOYEE MPP PLAN                          107,705.060            45.85%
Institutional Class shares                       DELAWARE MANAGEMENT CO
                                                 EMPLOYEE MONEY PURCHASE PENSION
                                                 C/O RICK SEIDEL
                                                 1818 MARKET ST,
                                                 PHILADELPHIA PA 19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     77,911.837            33.16%
                                                 SCOTT SPECIALTY GASES 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     19,815.875             8.43%
                                                 JERED INDUSTRIES 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES TRUSTEE FBO                     13,429.317             5.72%
                                                 CLAYTON FDTN FOR RSRCH 401(K)
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware US Growth Fund                          MLPF&S FOR THE SOLE BENEFIT                        21,138.103            89.75%
Class R shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                 JACKSONVILLE FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUSTODIAN FBO                    1,877.592             7.97%
                                                 DIW GROUP INC
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------
Delaware Value Fund                              MLPF&S FOR THE SOLE BENEFIT                       224,523.917            34.58%
Class A shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR,
                                                 JACKSONVILLE FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                                                 MCB TRUST SERVICES CUSTODIAN FBO                   50,398.970             7.76%
                                                 PFI LLC
                                                 700 17TH ST STE 300
                                                 DENVER CO  80202-3531
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
                                                 FIRST CLEARING, LLC                                44,197.093             6.81%
                                                 A/C 4403-2822
                                                 LYNN N HUGHES
                                                 PO BOX 61565
                                                 HOUSTON TX  77208-1565
---------------------------------------------------------------------------------------------------------------------------------
Delaware Value Fund                              MLPF&S FOR THE SOLE BENEFIT                        18,814.837            11.92%
Class B shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR,
                                                 JACKSONVILLE FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Value Fund                              MLPF&S FOR THE SOLE BENEFIT                       165,520.750            69.09%
Class C shares                                   OF ITS CUSTOMERS
                                                 ATTN FUND ADMINISTRATION
                                                 SEC #97016
                                                 4800 DEER LAKE DR E 2ND FLOOR,
                                                 JACKSONVILLE FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Value Fund                              LINCOLN NATIONAL LIFE INSURANCE CO              3,487,041.523            35.08%
Institutional Class shares                       ATTN CAMMIE KLINE 6H02
                                                 1300 S CLINTON ST
                                                 FORT WAYNE IN  46802-3518
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHASE MANHATTAN C/F                               926,625.065             9.32%
                                                 DEL GRP FOUNDATION FD GROWTH PORT.
                                                 ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHASE MANHATTAN BANK C/F                          872,957.870             8.78%
                                                 DEL GRP FOUNDATION FD BALANCED PORT
                                                 ATTN: MARISOL GORDAN GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         531,482.570             5.35%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4180002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198,
                                                 PITTSBURGH PA 15230-3198
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHASE MANHATTAN BANK C/F                          525,754.184             5.29%
                                                 DEL GRP FOUNDATION FD-INCOME PORT.
                                                 ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                 3 METROTECH CENTER 8TH FLOOR
                                                 BROOKLYN NY  11201-3800
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOST & CO                                         504,425.466             5.07%
                                                 FBO TUITION A/C INVESTMENT PROGRAM
                                                 LPAF4170002
                                                 C/O MUTUAL FUND OPERATION
                                                 PO BOX 3198,
                                                 PITTSBURGH PA 15230-3198
---------------------------------------------------------------------------------------------------------------------------------
DPT - The All-Cap Growth Equity Portfolio        BOST & CO A/C UFCF9287002                       1,062,739.018            78.32%
                                                 MUTUAL FUNDS OPERATIONS
                                                 PO BOX 3198
                                                 PITTSBURGH PA  15230-3198
---------------------------------------------------------------------------------------------------------------------------------
DPT - The All-Cap Growth Equity Portfolio        LINCOLN NATIONAL LIFE INSURANCE CO                294,117.647            21.68%
                                                 1300 S CLINTON ST
                                                 FORT WAYNE IN  46802-3518
---------------------------------------------------------------------------------------------------------------------------------
DPT - The Core Focus Fixed Income Portfolio      BRICKLAYERS & ALLIED CRAFTWORKERS                 401,809.763            63.07%
                                                 NY LOCAL 3 (ROCHESTER CHAPTER)
                                                 3750 MONROE AVENUE
                                                 ROCHESTER NY  14534-1302
---------------------------------------------------------------------------------------------------------------------------------
                                                 DMH CORP                                          235,294.118            36.93%
                                                 ATTN JOE HASTINGS
                                                 2005 MARKET ST FL 9
                                                 PHILADELPHIA PA  19103-7042
---------------------------------------------------------------------------------------------------------------------------------
DPT - The Core Plus Fixed Income Portfolio       FROST NATIONAL BANK CUSTODIAN                   1,658,624.103            42.92%
                                                 FOR BAPTIST HEALTH SERVICES
                                                 PO BOX 2950
                                                 SAN ANTONIO TX  78299-2950
---------------------------------------------------------------------------------------------------------------------------------
                                                 DES MOINES UNIVERSITY OSTEOPATHIC                 983,606.557            25.45%
                                                 MEDICAL CENTER
                                                 3200 GRAND AVENUE
                                                 DES MOINES IA  50312-4198
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
                                                 MAC & CO A/C WPFF5301342                          575,955.621            14.90%
                                                 MUTUAL FUND OPERATIONS
                                                 PO BOX 3198
                                                 525 WILLIAM PENN PLACE
                                                 PITTSBURGH PA  15219-1707
---------------------------------------------------------------------------------------------------------------------------------
                                                 PACE LOCAL 2-286                                  449,835.727            11.64%
                                                 SEVERANCE/401K PLAN
                                                 410 N 8TH ST
                                                 PHILADELPHIA PA  19123-3903
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO BANK NA CUST FBO                      196,756.255             5.09%
                                                 TWIN CITY HOSPITALS LPN
                                                 #15245208
                                                 PO BOX 1533
                                                 MINNEAPOLIS MN  55480-1533
---------------------------------------------------------------------------------------------------------------------------------
DPT - The Emerging Markets Portfolio             NORTHERN TRUST CO TTEE FOR THE                  7,357,708.816            15.61%
                                                 TEACHERS RETIREMENT SYSTEM OF THE
                                                 STATE OF ILLINOIS MASTER TRUST
                                                 50 S LA SALLE ST
                                                 CHICAGO IL  60675-0001
---------------------------------------------------------------------------------------------------------------------------------
                                                 INDIANA PUBLIC EMPLOYEES                        5,151,555.239            10.93%
                                                 RETIREMENT FUND
                                                 143 W MARKET ST
                                                 INDIANAPOLIS IN  46204-2801
---------------------------------------------------------------------------------------------------------------------------------
                                                 EMPLOYEES' RETIREMENT SYSTEM                    5,146,372.439            10.92%
                                                 OF RHODE ISLAND
                                                 ATT: JOAN CAINE DEPUTY TRES.
                                                 40 FOUNTAIN ST FL 8
                                                 PROVIDENCE RI  02903-1800
---------------------------------------------------------------------------------------------------------------------------------
                                                 ALAMEDA COUNTY EMPLOYEES                        3,927,580.425             8.33%
                                                 RETIREMENT ASSOCIATION
                                                 475 14TH ST STE 1000
                                                 OAKLAND CA  94612-1916
---------------------------------------------------------------------------------------------------------------------------------
                                                 CHILDRENS HEALTHCARE OF ATLANTA INC             3,891,050.584             8.26%
                                                 1584 TULLIE CIR NE
                                                 ATLANTA GA  30329-2311
---------------------------------------------------------------------------------------------------------------------------------
                                                 NUCLEAR ELECTRIC INSURANCE LIMITED              2,693,065.332             5.71%
                                                 1201 MARKET ST STE 1200
                                                 WILMINGTON DE  19801-1805
---------------------------------------------------------------------------------------------------------------------------------
DPT - The Global Fixed Income Portfolio          DARTMOUTH HITCHCOCK MASTER                      2,052,496.353             9.49%
                                                 INVESTMENT PROGRAM OF POOLED
                                                 INVESTMENT ACCOUNTS
                                                 ATTN ROBIN F MACKEY - FINANCE DEPT
                                                 1 MEDICAL CENTER DR,
                                                 LEBANON NH 03756-1000
---------------------------------------------------------------------------------------------------------------------------------
                                                 FIFTH THIRD BANK TRUSTEE FOR                    1,428,756.774             6.61%
                                                 STEELCASE INC RETIREMENT PLAN
                                                 BALANCED
                                                 ONE WALL ST
                                                 12 TH FLOOR,
                                                 NEW YORK NY 10286-0001
---------------------------------------------------------------------------------------------------------------------------------
                                                 STANDEX INTERNATIONAL CORPORATION               1,103,472.354             5.10%
                                                 RETIREMENT PLANS TRUST
                                                 6 MANOR PKWY
                                                 SALEM NH  03079-2897
---------------------------------------------------------------------------------------------------------------------------------
DPT - The High-Yield Bond Portfolio              MAC & CO LCWF 0780282                             349,778.373           100.00%
                                                 MUTUAL FUNDS OPERATIONS
                                                 PO BOX 3198
                                                 PITTSBURGH PA  15230-3198
---------------------------------------------------------------------------------------------------------------------------------
DPT - The Intermediate Fixed Income Portfolio    THE HEALTHCARE FOUNDATION OF NJ                 1,396,407.002            75.79%
                                                 70 S ORANGE AVE STE 245
                                                 LIVINGSTON NJ  07039-4903
---------------------------------------------------------------------------------------------------------------------------------
                                                 FREIGHT DRIVERS & HELPERS LOCAL 557               361,378.323            19.62%
                                                 PENSION PLAN
                                                 4600 POWDER MILL ROAD STE 100
                                                 BELTSVILLE MD  20705-2647
---------------------------------------------------------------------------------------------------------------------------------
DPT - The International Equity Portfolio         PATTERSON AND COMPANY                          14,222,814.551            19.26%
                                                 MUTUAL FUNDS NC-1151
                                                 1525 W WT HARRIS BLVD
                                                 CHARLOTTE NC  28262-8522
---------------------------------------------------------------------------------------------------------------------------------
                                                 FIRSTUNION PORTFOLIO STRATEGIES                 6,398,172.040             8.66%
                                                 OMNIBUS
                                                 1525 W WT HARRIS BLVD
                                                 CHARLOTTE NC  28262-8522
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

                                                 PATTERSON AND COMPANY                           4,004,846.329             5.42%
                                                 PORTFOLIO STRATEGIES OMNIBUS
                                                 1525 W WT HARRIS BLVD
                                                 CHARLOTTE NC  28288-0001
---------------------------------------------------------------------------------------------------------------------------------
DPT - The International Fixed Income Portfolio   BROCKTON RETIREMENT BOARD                       1,304,814.233            26.14%
                                                 15 CHRISTY'S DRIVE
                                                 BROCKTON MA  02301-1813
---------------------------------------------------------------------------------------------------------------------------------
                                                 STRAFE & CO FAO LAKELAND HOSPITAL                 932,203.390            18.68%
                                                 MUTUAL FUND A/C 4411090502
                                                 340 S CLEVELAND AVE
                                                 WESTERVILLE OH  43081-8917
---------------------------------------------------------------------------------------------------------------------------------
                                                 COMERICA BANK TRUSTEE                             927,418.307            18.58%
                                                 OAKWOOD PENSION PLAN
                                                 P. O. BOX 75000 M/C #3446
                                                 DETROIT MI  48275-0001
---------------------------------------------------------------------------------------------------------------------------------
                                                 STRAFE & CO                                       537,145.623            10.76%
                                                 FAO MERCY MEM HOSP - DEL
                                                 NON-NETWORKED A/C 4400272805
                                                 PO BOX 160
                                                 WESTERVILLE OH  43086-0160
---------------------------------------------------------------------------------------------------------------------------------
                                                 STRAFE AND CO NON-NETWORKED                       374,539.469             7.50%
                                                 FBO MUNSON MEDICAL CENTER
                                                 RET-DELAWARE A/C 4400219705
                                                 PO BOX 160
                                                 WESTERVILLE OH  43086-0160
---------------------------------------------------------------------------------------------------------------------------------
                                                 STRAFE AND CO NON-NETWORKED                       277,815.252             5.57%
                                                 FBO MEMORIAL HEALTHCARE FND
                                                 DEPREC-D A/C 4400211505
                                                 PO BOX 160
                                                 WESTERVILLE OH  43086-0160
---------------------------------------------------------------------------------------------------------------------------------
                                                 STRAFE AND CO NON-NETWORKED                       256,771.113             5.14%
                                                 FBO MERCY HOSPITAL RETIREMENT
                                                 A/C 4400213505
                                                 PO BOX 160
                                                 WESTERVILLE OH  43086-0160
---------------------------------------------------------------------------------------------------------------------------------
DPT - The Labor Select International Equity      SEIU PENSION PLAN MASTER TRUST                  5,034,004.519            16.65%
Portfolio                                        1313 L ST NW
                                                 WASHINGTON DC  20005-4101
---------------------------------------------------------------------------------------------------------------------------------
                                                 DINGLE & CO                                     2,223,893.210             7.36%
                                                 C/O COMERICA BANK
                                                 PO BOX 75000
                                                 DETROIT MI  48275-0001
---------------------------------------------------------------------------------------------------------------------------------
                                                 MARITIME ASSOCIATION ILA PENSION FD             2,049,571.412             6.78%
                                                 11550 FUQUA ST STE 425
                                                 HOUSTON TX  77034-4597
---------------------------------------------------------------------------------------------------------------------------------
DPT - The Large-Cap Value Equity Portfolio       JESUIT HIGH SCHOOL OF NEW ORLEANS                 319,376.088            33.72%
                                                 4133 BANKS ST
                                                 NEW ORLEANS LA  70119-6883
---------------------------------------------------------------------------------------------------------------------------------
                                                 LASALLE NATIONAL BANK TRUSTEE                     183,393.292            19.36%
                                                 FBO METZ BAKING COMPANY
                                                 A/C #800090.0
                                                 PO BOX 1443
                                                 CHICAGO IL  60690-1443
---------------------------------------------------------------------------------------------------------------------------------
                                                 BOARD OF TRUSTEES OF THE MALPAS TRS               124,323.546            13.13%
                                                 C/O ROBERT A DUFF
                                                 911 FORDICE RD
                                                 LEBANON IN  46052-1938
---------------------------------------------------------------------------------------------------------------------------------
                                                 STATE OF GEORGIA EMPLOYEES'                       117,361.926            12.39%
                                                 DEFERRED COMPENSATION GROUP TRUST
                                                 200 PIEDMONT AVE
                                                 SUITE 1016 WEST
                                                 ATLANTA GA  30334-9032
--------------------------------------------------------------------------------------------------------------------------------
                                                 PACE LOCAL 2-286                                   78,830.061             8.32%
                                                 SEVERANCE/401K PLAN
                                                 410 N 8TH ST
                                                 PHILADELPHIA PA  19123-3903
---------------------------------------------------------------------------------------------------------------------------------
                                                 RICHARD BLAND COLLEGE                              51,885.843             5.48%
                                                 FOUNDATION FUND
                                                 11301 JOHNSON ROAD
                                                 PETERSBURG VA  23805-7100
---------------------------------------------------------------------------------------------------------------------------------
DPT - The Mid-Cap Growth Equity Portfolio        UA PLUMBERS AND STEAMFITTERS                    3,430,738.900            66.62%
                                                 LOCAL 22
                                                 3900 PACKARD RD
                                                 NIAGARA FALLS NY  14303-2236
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
                                                 ROOSEVELT UNIVERSITY                              875,047.011            16.99%
                                                 430 S MICHIGAN AVE
                                                 CHICAGO IL  60605-1394
---------------------------------------------------------------------------------------------------------------------------------
                                                 CRESTAR BANK                                      753,305.644            14.63%
                                                 CUST THE COLL OF WILLIAM & MARY
                                                 ATTN A/C #7006100-7013873
                                                 PO BOX 105870 CTR 3144
                                                 ATLANTA GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------------
DPT - The Real Estate Investment Trust           SAXON AND CO                                      268,915.100            13.09%
Portfolio II                                     FBO 20-35-002-3403902
                                                 PO BOX 7780-1888
                                                 PHILADELPHIA PA  19182-0001
---------------------------------------------------------------------------------------------------------------------------------
                                                 WACHOVIA BANK NA                                  264,767.105            12.89%
                                                 FBO CITY OF ALLENTOWN
                                                 1525 W WT HARRIS BLVD NC 1151
                                                 CHARLOTTE NC  28288-0001
---------------------------------------------------------------------------------------------------------------------------------
                                                 KEY BANK NA                                       195,247.728             9.50%
                                                 TTEE FBO ELKHART GENERAL HOSPITAL
                                                 A/C 2020220-1246214
                                                 PO BOX 94871
                                                 CLEVELAND OH  44101-4871
---------------------------------------------------------------------------------------------------------------------------------
                                                 PRINCE WILLIAM HOSPITAL                           170,515.715             8.30%
                                                 8650 SUDLEY RD #411
                                                 MANASSAS VA  20110-4416
---------------------------------------------------------------------------------------------------------------------------------
                                                 HARRIS BANK                                       162,483.732             7.91%
                                                 C/FBO CONFEDERATED TRIBES OF
                                                 WARM SPRINGS
                                                 PO BOX 71940
                                                 CHICAGO IL  60694-1940
---------------------------------------------------------------------------------------------------------------------------------
                                                 MAC & CO A/C MIDF52605W2                          156,338.028             7.61%
                                                 MUTUAL FUNDS OPERATIONS
                                                 PO BOX 3198
                                                 525 WILLIAM PENN PLACE
                                                 PITTSBURGH PA  15219-1707
---------------------------------------------------------------------------------------------------------------------------------
                                                 MEREDITH COLLEGE                                  149,323.378             7.27%
                                                 3800 HILLSBOROUGH ST
                                                 RALEIGH NC  27607-5298
---------------------------------------------------------------------------------------------------------------------------------
                                                 KEY BANK NA                                       143,826.600             7.00%
                                                 TTEE FBO ELKHART GENERAL HOSPITAL
                                                 A/C 2020220-1235855
                                                 PO BOX 94871
                                                 CLEVELAND OH  44101-4871
---------------------------------------------------------------------------------------------------------------------------------
                                                 NORTH CENTRAL COLLEGE                             107,806.116             5.25%
                                                 30 N BRAINARD ST
                                                 NAPERVILLE IL  60540-4690
---------------------------------------------------------------------------------------------------------------------------------
DPT - The Real Estate Investment Trust Portfolio LINCOLN NATIONAL LIFE INS CO                      971,066.838            71.83%
                                                 1300 S CLINTON ST
                                                 FORT WAYNE IN  46802-3518
---------------------------------------------------------------------------------------------------------------------------------
                                                 AMERICAN STATES INSURANCE COMPANY                 380,797.396            28.17%
                                                 C/O SAFECO ASSET MANAGEMENT COMPANY
                                                 ATTN ANGELA RULEY
                                                 601 UNION STREET STE 2500
                                                 SEATTLE WA  98101-4074
--------------------------------------------------------------------------------------------------------------------------------
DPT - The Small Cap Growth II Equity Portfolio   DMH CORP                                          235,294.118           100.00%
                                                 ATTN JOE HASTINGS
                                                 2005 MARKET ST FL 9
                                                 PHILADELPHIA PA  19103-7042
--------------------------------------------------------------------------------------------------------------------------------
DPT - The Small Cap Growth Equity Portfolio      FIRST UNION PORTFOLIO STRATEGIES                1,054,291.292            13.84%
                                                 OMNIBUS
                                                 1525 WEST WT HARRIS BLVD
                                                 CHARLOTTE NC  28262-8522
--------------------------------------------------------------------------------------------------------------------------------
                                                 NORTHERN TRUST CUST FBO EASTERN                   973,820.340            12.78%
                                                 BAND OF CHEROKEE INDIANS ENDOWMENT
                                                 A/C 26-22792
                                                 801 S CANAL
                                                 CHICAGO IL  60675-0001
---------------------------------------------------------------------------------------------------------------------------------
                                                 THE UNIVERSITY OF MONTANA                         832,088.838            10.92%
                                                 FOUNDATION
                                                 600 CORNELL AVE - BRANTLEY HALL
                                                 PO BOX 7159
                                                 MISSOULA MT  59807-7159
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

                                                 SUNTRUST BANK                                     819,672.131            10.76%
                                                 TTEE FBO GENUINE PARTS PENSION
                                                 A/C 11-03-125-1138550
                                                 PO BOX 105870
                                                 ATLANTA GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO BANK NA                               781,266.762            10.26%
                                                 FBO ARKANSAS BEST
                                                 A/C 14275200
                                                 PO BOX 1533
                                                 MINNEAPOLIS MN  55480-1533
--------------------------------------------------------------------------------------------------------------------------------
                                                 NORTHERN TRUST CUST FBO EASTERN                   622,603.921             8.17%
                                                 BAND OF CHEROKEE INDIANS MINORS &
                                                 INCOMPETENCE FUND A/C 26-22787
                                                 801 S CANAL
                                                 CHICAGO IL  60675-0001
---------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO BANK NA                               450,292.436             5.91%
                                                 FBO HAZELDEN INVESTMENT
                                                 MUTUAL FUND A/C# 12587305
                                                 PO BOX 1533
                                                 MINNEAPOLIS MN  55480-1533
---------------------------------------------------------------------------------------------------------------------------------
                                                 STRAFE AND CO                                     396,214.001             5.20%
                                                 FBO TD WILLIAMSON
                                                 DELAWARE BIN#7000527701
                                                 PO BOX 160
                                                 WESTERVILLE OH  43086-0160
---------------------------------------------------------------------------------------------------------------------------------
                                                 PATTERSON AND COMPANY                             386,892.743             5.08%
                                                 MUTUAL FUNDS NC-1151
                                                 1525 W WT HARRIS BLVD
                                                 CHARLOTTE NC  28262-8522
---------------------------------------------------------------------------------------------------------------------------------
DPT - The Small-Cap Value Equity Portfolio       LINCOLN NATIONAL LIFE INSURANCE CO                297,616.841           100.00%
                                                 1300 S CLINTON ST
                                                 FORT WAYNE IN  46802-3518
---------------------------------------------------------------------------------------------------------------------------------
DPT - The Smid Cap Growth Equity Portfolio       DMH CORP                                          235,294.118           100.00%
                                                 ATTN JOE HASTINGS
                                                 2005 MARKET ST FL 9
                                                 PHILADELPHIA PA  19103-7042
---------------------------------------------------------------------------------------------------------------------------------


DELAWARE INVESTMENTS                                   Your prompt response will
                                                      save your Fund the expense
                                                         of additional mailings.

            Please fold and detach card at perforation before mailing

                                  [REGISTRANT]
                          JOINT MEETING OF SHAREHOLDERS
                     FORM OF PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Richelle S. Maestro, Brian L. Murray, Jr., David P. O'Connor and Michael P. Bishof or any one of them, attorneys, with full power of substitution, to vote all shares of the [Name of Fund] (the "Fund"), a series of the [Registrant] (the "Trust"), as indicated above which the undersigned is entitled to vote at a Joint Meeting of Shareholders of the Trust to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103 on March 15, 2005 at 4 p.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement/Prospectus as specified on the reverse side.

Receipt of the Notice of Joint Meeting and the accompanying Proxy
Statement/Prospectus is hereby acknowledged.

                                                    Date: ______________________

                                               NOTE: Please sign exactly as your
                                                name appears on this proxy card.
                                           When signing in a fiduciary capacity,
                                                such as executor, administrator,
                                              trustee, attorney, guardian, etc.,
                                              please so indicate.  Corporate and
                                                   partnership proxies should be
                                                  signed by an authorized person
                                                  indicating the person's title.



                                          Signature(s) (Title(s), if applicable)

                    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                ENCLOSED ENVELOPE


          * Please fold and detach card at perforation before mailing *

Please refer to the Proxy Statement discussion of each of these proposals.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with the views of management.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.     To elect the 9 nominees specified as Trustees:                  FOR all nominees              WITHHOLD
       Thomas L. Bennett, Jude T. Driscoll, John A.                     listed (except             Authority to
       Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann                   as marked to              vote for all
       R. Leven, Thomas F. Madison, Janet L. Yeomans                    the contrary at              nominees.
       and J. Richard Zecher.                                               left).

                                                                             [ ]                       [ ]

       (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
       ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
       THE NOMINEE(S) ON THE LINE BELOW.)

       -------------------------------------------------

2.     To approve the use of a "manager of managers"                         FOR                     AGAINST          ABSTAIN
       structure whereby the investment manager of the
       funds of the Trust will be able to hire and                           [ ]                       [ ]              [ ]
       replace subadvisers without shareholder
       approval.

3.     [For Voyageur Investment Trust only] To approve                       FOR                     AGAINST          ABSTAIN
       an Agreement and Plan of Redomestication of the
       Trust from a Massachusetts business trust to a                        [ ]                       [ ]              [ ]
       Delaware statutory trust.